UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor, Raleigh, NC	27626-0575

(Address of principal executive offices)	(Zip code)

BISYS Fund Services Ohio, Inc. , 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

BB&T FUNDS

LETTER FROM THE PRESIDENT AND THE INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to present this annual report for the 12-month period ended September 30, 2006. The economy generated healthy growth during that time, despite a number of headwinds. Stocks overcame a spring correction to turn in solid returns, while the fixed-income markets posted small gains. The S&P 500 Index gained 10.79% during the period under review, while the Russell 2000 Index of small-cap stocks returned 9.92% and the Lehman Aggregate Bond Index gained 3.67%.

A resilient economy

Solid consumer and corporate spending helped the economy generate healthy growth during the 12-month period as a whole, despite a number of negative factors.

The destruction wreaked by Gulf Coast hurricanes during August and September of 2005 contributed to a considerable slowdown in GDP1 growth during the fourth quarter of 2005. The economy rebounded strongly in early 2006, however, due in part to a strong housing market. The housing sector subsequently slowed dramatically, weighing on the economy during the second half of the period.

High energy prices also dragged on the economy. The price of a barrel of crude oil climbed steeply to exceed $78 in July, marking an all-time high. Oil prices declined substantially during the final weeks of the period, to less than $60 per barrel.

The Federal Reserve raised the Fed funds rate six times, to 5.25%—a policy designed to forestall higher inflation by restraining economic growth.

Stocks overcome a spring swoon

Equities performed well early in the period. Energy and materials stocks led a rally, as companies in those sectors benefited from rising commodity prices. Small caps and foreign stocks also generated strong returns, as investors favored stocks that were likely to benefit from strong global economic growth.

Stocks fell significantly between May and July. The market subsequently rebounded, however, led by shares of large, high-quality firms. Energy stocks fell precipitously after oil prices declined late in the period, causing the energy sector to lag the broad market for the 12-month period as a whole. Stocks in the telecommunications, technology, utilities, health care and financials sectors posted good returns after the spring downturn.

Bond yields rise, then fall

Bonds generated slight gains during the fiscal year. Tightening by the Federal Reserve Board and concerns about higher inflation contributed to higher yields during the first three-quarters of the period. The Fed’s inaction at its August and September meetings then allowed short-term bond yields to fall, as investors began to anticipate a cut in interest rates during 2007. Meanwhile, relatively benign inflationary data pushed down yields on the long end of the yield curve.

Corporate bonds modestly outperformed Treasury issues during the fiscal year as a whole. The spread between yields on Treasury and corporate securities widened modestly late in the period, however, as investors began to anticipate slower economic growth.

Looking ahead

We saw earlier in 2006 that inflation had peaked. We continue to witness further signs of reduced inflationary pressure, due primarily to lower oil prices and a slowing housing market. As a result, we think the Federal Reserve has finished raising interest rates for this cycle. We believe weakening consumer spending will cause the economy to slow during the coming months, although we expect GDP growth to remain positive.

That backdrop appears favorable for stocks, which we believe offer greater potential returns than bonds during the coming months. High-quality large cap stocks in particular appear attractively valued, especially multi-national companies that can benefit from a declining dollar. Valuation multiples are already expanding as the markets discount receding inflationary pressures and attendant lower interest rates.

Because of the slowing economy, led by the housing correction, we favor sectors and industries less dependent upon consumer discretionary income, such as consumer staples, pharmaceuticals and healthcare equipment. Business spending should remain healthier, so we like communications equipment, data processing, and energy producers and refiners.

We believe that continued weak economic data, lower inflation and eventually a more accommodative Federal Reserve policy will lead to a decline in bond yields and further gains in the bond market. Thus, we would tend to favor portfolio durations slightly above benchmarks for all fixed-income portfolios. In addition, we expect short-term rates to decline most when the Fed eases its policy, benefiting bonds in the two-to-five year maturity range.

Meanwhile, with the Federal Reserve on hold, there may be a period of relative stability in the bond market. Sectors such as mortgage-backed securities and agency bonds, which provide an income advantage over their benchmarks, may provide superior performance in such an environment.

The dynamic nature of the financial markets makes predicting future performance difficult, however. We therefore recommend maintaining well-balanced portfolios comprised of funds that invest in various types of stocks, bonds and cash investments. The BB&T Funds offer a wide variety of investment vehicles with which you can construct such portfolios. We encourage you to use them as part of a disciplined, long-term investment strategy designed to maximize your chances of reaching your unique financial objectives.

We encourage you to call us with any questions at 1-800-228-1872, and we thank you for your trust in the BB&T Funds.

Keith F. Karlawish, CFA
President
BB&T Funds

Jeffrey J. Schappe, CFA
Chief Investment Officer
BB&T Asset Management, Inc.

Past performance does not guarantee future results.

[1]	Gross Domestic Product (“GDP”) measures the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. BB&T Asset Management, Inc., a wholly owned subsidiary of BB&T Corporation, serves as investment adviser to the BB&T Funds and is paid a fee for its services. Shares of the BB&T Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by BB&T Funds Distributor, Inc. The distributors are not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. BB&T Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

BB&T LARGE CAP FUND (formerly the Large Company Value Fund)

PORTFOLIO MANAGER

Ronald T. Rimkus, CFA

The BB&T Large Cap Fund is managed by Ronald T. Rimkus, a chartered financial analyst and Director of Core Equity at BB&T Asset Management, Inc. Mr. Rimkus has more than 13 years of investment experience, including hands on management of both growth and value equity portfolios. Most recently, he spent six years overseeing large-company core equity portfolios. Mr. Rimkus holds a BA from Brown University and an MBA from UCLA. He is supported by the BB&T Large Cap Core Equity Portfolio Management Team.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 14.59% (Institutional Shares). That compared to a 10.79% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. This Fund seeks to invest in under valued shares of companies that have sustainable competitive advantages, good management and strong returns on invested capital. Those types of stocks performed well during this fiscal year, helping the Fund post strong absolute returns. In particular, the health of the global industrial economy and high commodity prices led to strong demand for industrial stocks, boosting the Fund’s gain.1

The Fund’s security-selection process helped it outperform its benchmark during this 12-month period. We held a relatively large position in health care stocks, and especially in shares of pharmaceutical companies. Shares in that industry were attractively valued following a long period of weak performance, making them compelling given the firms’ strong businesses, healthy balance sheets and good cash flows. Large drug stocks performed very well during this period, boosting returns against the index.1

An overweight stake in information technology stocks also lifted relative performance, as strength in enterprise technology spending buoyed shares of a number of large software firms. Strong stock selection in the technology sector also helped the Fund’s relative returns. For example, we bought shares of a large semiconductor maker after they posted large losses, and the Fund’s relative gains benefited from that stock’s rebound. 1

An underweight position in materials stocks weighed on returns versus the Fund’s benchmark. Few materials stocks met our selection criteria, but materials shares performed well during the period on the strength of high commodity prices. Selection among utilities stocks also dragged modestly on relative performance.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T LARGE CAP FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

Effective March 14, 2006, the standardized benchmark performance index for the Fund was changed from the Russell 1000® Value Index to the S&P 500 Index in order to better represent the Fund’s investment strategies for comparison purposes. The Fund is measured against the S&P 500 Index. The S&P 500 Index is generally considered to be representative of the performance of the stock market as a whole. The Russell 1000® Value Index consists of 1,000 of the largest capitalized U.S. domiciled companies. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T LARGE CAP GROWTH FUND (formerly the Large Company Growth Fund)

PORTFOLIO MANAGER

David P. Nolan

The BB&T Large Cap Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a BS in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993. Mr. Nolan is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brian Baker, Brandon Carl and Michele Holmes Van Dyke. The team brings to the Fund more than six decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund returned -0.10% (Institutional Shares). That compared to a 6.04% return for its benchmark, the Russell 1000® Growth Index.

Q. What factors affected the Fund’s performance?

A. This Fund invests in stocks of fast-growing firms. Such stocks posted strong gains early in the period, but performed very poorly between May and September as investors fled from relatively volatile stocks amid concerns about slower economic growth. Losses during the second half of the period offset the Fund’s earlier gains, leading to a virtually flat return for the fiscal year as a whole.1

The Fund’s emphasis on fast-growing stocks was the primary reason it lagged its benchmark for the 12-month period. Investors favored defensive shares of slow-growing firms across the 10 economic sectors. We typically invest in many of the fastest-growing stocks in each sector, so such stocks’ weak performance led to stock selection that weighed on relative returns.1

For example, the Fund had very little exposure to pharmaceutical stocks, because drug companies generally did not offer the revenue and earnings growth we seek. Many large pharmaceutical stocks performed extremely well during this period, however, causing the Fund’s small weighting in that group to drag on relative returns. The Fund’s selection within the information technology, industrials and energy sectors also weighed down performance versus the benchmark.1

We maintained an overweight position in the energy sector throughout the period. That weighting boosted relative returns during the first half of the period, as high energy prices led to strong gains by energy shares. Investor sentiment turned against the sector during the second half of the period, however, causing the Fund’s relatively large energy stake to drag on performance against the benchmark for the fiscal year as a whole.1

Certain factors did boost returns relative to the large-cap growth index, despite investors’ bias against fast-growing stocks. Selection among telecommunications services stocks helped the Fund’s performance versus its benchmark, as did selection within consumer discretionary stocks.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T LARGE CAP GROWTH FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the Russell 1000® Growth Index, an unmanaged index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the period would have been lower.

BB&T MID CAP VALUE FUND

PORTFOLIO MANAGER

Timothy P. Beyer, CFA

The BB&T Mid Cap Value Fund is managed by Timothy P. Beyer, CFA, portfolio manager for Sterling Capital Management LLC, sub-adviser to the Fund. Mr. Beyer, who joined Sterling in 2004, is a graduate of East Carolina University, where he received his BSBA in Finance, and has 16 years of investment management experience. Mr. Beyer is supported by Eduardo Brea, CFA; Robert Bridges, CFA; Lee D. Houser, CFA; Patrick W. Rau, CFA; and Brian Walton, CFA.

INVESTMENT CONCERNS

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund posted a return of 13.52% (Institutional Shares). That compared to a 12.27% return for its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. Both mid-cap value stocks in general and the Fund in particular generated strong performance during this period.

The Fund’s focus on quality and valuation helped it outperform its benchmark. We held a relatively large position in financial services stocks, so strong performance from that sector boosted the Fund’s returns against the index. Good stock selection in the financials sector also helped relative performance.1

The Fund maintained a significantly smaller position than the index in shares of utilities and Real Estate Investment Trusts (REITs), despite the high yields such shares offered. Those stocks sported very high valuations, in our estimation, as a result of investors’ pursuit of yield rather than fundamental strength. The underweight position in utilities stocks added to the Fund’s relative gains, but holding a smaller stake than the benchmark in REITs weighed on relative returns.1

We held a significantly underweight position in energy stocks throughout the period. We believe it is extremely difficult to create durable competitive advantages in the energy industry. Furthermore, the capital- and investment-intensive nature of the industry often results in low returns on investment and poor free cash flow. The Fund’s small stake in energy weighed on relative returns early in the period, but significantly boosted performance against the benchmark during the second half of the fiscal year. The energy under-weight had little effect on relative returns for the period as a whole. We also maintained a much smaller position than the benchmark in commodities stocks, and that under-weighting boosted relative performance as shares in that sector posted weak returns.1

Stock selection in the producer durables and technology sectors also boosted performance against the benchmark. We increased the Fund’s stakes in several technology stocks during the year, which added significantly to the funds returns. We were able to buy shares of what we consider to be high-quality technology companies with excellent free cash flow at extremely attractive prices.1

Shares of a particular auto-parts maker dragged on relative returns. The stock performed poorly as investors became concerned about a lack of liquidity and a generally difficult environment for the industry. We eliminated the Fund’s position in that stock during the period.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T MID CAP VALUE FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[3]	Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MID CAP GROWTH FUND

PORTFOLIO MANAGER

David P. Nolan

The BB&T Mid Cap Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a BS in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993 and has managed the Mid Cap Growth Fund since its inception in 1993. He is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brian Baker, Brandon Carl and Michele Holmes Van Dyke. The team brings to the Fund six decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund posted a return of -0.15% (Institutional Shares). That compared to a 7.03% return for its benchmark, the Russell Midcap® Growth Index.

Q. What factors affected the Fund’s performance?

A. We seek to invest in shares of firms that could potentially provide earnings growth of 20% per year or greater. Such stocks performed well early in this 12-month period, but then declined as investors concerned about slower economic growth rotated out of fast-growing stocks. That environment caused this Fund to post a loss for the period as a whole.1

During the second half of this period, stocks of firms with earnings-growth rates faster than 20% dramatically underperformed shares of companies with slower growth. In fact, stocks of medium-sized companies with the slowest earnings growth posted the best performance between April and September. The kinds of fast-growing stocks in which this Fund invests tend to experience relatively high volatility, so they typically lag their peers during periods such as this one when investors favor defensive stocks. The weak performance of stocks with rapid earnings growth was the primary reason that the Fund lagged its benchmark during this period.1

Investors’ aversion to high-growth stocks was consistent across various types of stocks, causing the Fund’s security selection to weigh on relative performance in most sectors. That dynamic was especially acute among information technology and consumer discretionary stocks. We typically hold a very small weighting in consumer staples stocks, because companies in that sector rarely produce the rapid earnings growth we seek. That underweight position also dragged on performance against the benchmark, as consumer staples stocks posted strong returns.1

The Fund’s relative returns did benefit from stock selection in the energy sector. An overweight stake in telecommunications services shares also boosted returns as did selection within that sector. Likewise, an underweight position in consumer discretionary stocks helped the Fund’s relative performance.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T MID CAP GROWTH FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[3]	Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower.

The Fund is measured against the Russell Midcap® Growth Index, an unmanaged index which measures the performance of those securities in the Russell 1000® Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the period would have been lower.

BB&T SMALL CAP FUND (formerly the Small Company Value Fund)

PORTFOLIO MANAGER

John T. Kvantas, CFA

The BB&T Small Cap Fund is managed by John T. Kvantas, CFA. A graduate of the University of Illinois Champaign-Urbana, where he received a BS in Accountancy, Mr. Kvantas also earned an MBA from the Fuqua School of Business at Duke University, and has been managing investors’ money since 1995. He is supported by the BB&T Small Cap Portfolio Management Team, which includes Dan Kane and Brian Baker.

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Diversification does not guarantee a profit nor protect against a loss.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 7.23% (Institutional Shares). That compared to a 9.92% return for its benchmark, the Russell 2000® Index of small-cap stocks.

Q. What factors affected the Fund’s performance?

A. Small-cap stocks posted solid gains during the period, as strong returns during the first and third calendar quarters of 2006 more than offset a downturn in the spring. That environment allowed this Fund and its benchmark to post healthy returns for the 12-month period.1

Strong stock selection in the industrials sector boosted returns relative to the Fund’s benchmark, as shares of particular firms in the machinery manufacturing, construction and engineering industries benefited from strong economic growth. Selection in the information technology sector lifted the Fund’s relative returns as well, in part because two of the companies represented in the Fund’s portfolio were acquired at substantial premiums to their market values. A significantly smaller weighting in health care stocks than the benchmark also contributed to relative gains, as shares of small health care firms lagged the index.1

The Fund’s sector weightings as a whole dragged on performance versus the benchmark. An overweight position in shares of savings and loan and thrift stocks weighed on relative returns, as narrowing interest margins hurt profits at those firms. That said, our stock selection within those industries partially offset the negative effects of the Fund’s overweight position. An underweight stake in telecommunications stocks also hurt relative performance. Small telecommunications companies typically do not offer the high-quality financial characteristics we seek. Shares of such firms performed well during the period, however.1

Finally, security selection within the consumer discretionary sector weighed on returns against the index, as certain of the Fund’s holdings in the restaurant and clothing industries underperformed the benchmark.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T SMALL CAP FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The benchmark index for the Fund has changed from the Russell 2000® Value Index to the Russell 2000® Index in order to provide a better comparison for the Fund’s investment policies. The Russell 2000® Index is a widely recognized index of common stocks that measure the performance of small- to mid-sized companies. The Russell 2000® Value Index is comprised of the securities found in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGER

UBS Global Asset Management

The BB&T International Equity Fund is managed by a team of portfolio managers at UBS Global Asset Management, subadviser to the Fund. Thomas P. Madsen, CFA, Managing Director and Global Head of Equities is the lead portfolio manager. Mr. Madsen earned BBA and MS degrees from the University of Wisconsin-Madison and has 26 years experience. Mr. Madsen has access to certain members of the International Equity investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Madsen has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 17.38% (Institutional Shares). That compared to a 19.65% return for its benchmark, the MSCI EAFE (Europe, Australasia and Far East) Index.

Q. What factors affected the Fund’s performance?

A. Stocks in markets outside of the United States posted strong returns during this 12-month period. Investors encouraged by stronger-than-expected economic growth in Europe and Japan bid foreign stocks higher, while U.S. investors also benefited from foreign currencies’ appreciation against the dollar. Those dynamics helped this Fund and its benchmark generate strong gains for the fiscal year.

We employ a bottom-up approach to stock selection for this Fund, and do not base investment decisions based on top-down, macroeconomic factors. As a result, the Fund’s geographic allocations reflect the areas where we find attractive investment opportunities.

The Fund held a larger position than the benchmark in bank stocks during this 12-month period. That relatively large allocation boosted performance against the index. Shares of banks, particularly those in Europe, had been depressed leading into this period, but they benefited during the fiscal year from better-than-expected earnings results. An overweight stake in insurance stocks also lifted the Fund’s relative returns. Like banks, insurance companies posted stronger-than-expected earnings, due to strong management and better risk management by firms in that industry.1

Selection among pharmaceuticals stocks helped the Fund’s relative performance as well. The Fund’s pharmaceuticals holdings benefited from improving sentiment in that industry. Moreover, the Fund’s returns benefited from consolidation in the industry, as one of the Fund’s holdings was acquired by a large European drug-maker.1

The Fund’s positions in Japanese consumer finance companies weighed on performance against the benchmark. Those stocks suffered after Japan enacted more stringent lending requirements. An underweight position in the metals and mining industry also weighed on relative returns, as those stocks benefited from high commodity prices. Selection among telecommunications stocks dragged on relative performance as well, as poor performance by two large telecommunications stocks more than offset strong returns among smaller holdings in that sector.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T INTERNATIONAL EQUITY FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, an unmanaged index which is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SPECIAL OPPORTUNITIES EQUITY FUND

PORTFOLIO MANAGER

George F. Shipp, CFA

The BB&T Special Opportunities Equity Fund is managed by George F. Shipp, CFA, chief investment officer of Scott & Stringfellow, Inc., subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 11.50% (Institutional Shares). That compared to a 10.79% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Stocks posted solid gains during the 12-month period, helping this Fund generate a strong return. Double-digit corporate profit growth helped convince investors to buy equities despite a backdrop of global tensions, rising interest rates and uncertainty about the direction of the economy.1

The Fund held a total of 39 different stocks during the 12-month period. Of those stocks, 20 produced gains that exceeded those of the S&P 500, seven generated positive but market-lagging returns, and 12 posted losses.1

The largest contributor to the Fund’s relative gains was favorable stock selection within the health care sector. Our investments in health care stocks fared well: Four of the Fund’s six best-performing investments were health care stocks, with each posting returns of at least 30%. Those strong returns came even as the health care stocks in the benchmark lagged the broad market.1

The Fund held a larger position in energy stocks than did the benchmark index. The S&P energy sector as a whole gained only about 4% during the 12-month period, despite historically high commodity prices, so the Fund’s overweight stake weighed on returns against the benchmark. We generally maintained the Fund’s energy exposure, due to the industry’s exceptional current cash flows and reasonable valuations that we believed offered the potential for merger or share-buyback activity.1

Late in the period we modestly reduced the Fund’s exposure to sectors typically considered defensive, such as health care, financials and consumer staples, because rallies in those stocks left them with more-limited upside potential. We concurrently added positions in technology and industrials stocks, which offered valuations we found compelling. Such moves reflect the Fund’s flexible, long-term strategy.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T SPECIAL OPPORTUNITIES EQUITY FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T EQUITY INCOME FUND

PORTFOLIO MANAGER

George F. Shipp, CFA

The BB&T Equity Income Fund is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, Inc., subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than four decades of combined investment management experience, along with a broad range of investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

The Fund gained 16.04% (Institutional Shares). That compared to a 10.79% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

Stocks posted solid gains during the 12-month period, and large-cap value stocks that pay high dividends performed particularly well. The BB&T Equity Income Fund seeks stocks with those characteristics, so strong performance by such stocks boosted the Fund’s returns. An environment characterized by global tensions, rising interest rates, high energy prices and the prospect of a slowing economy led investors to prize shares of firms that offered reliable earnings growth and dividend payments. The Fund held a total of 40 stocks during this 12-month period, of which 31 posted gains. The Fund outperformed its benchmark largely on the strength of good stock selection across a variety of sectors. The Fund’s top-five performing stocks included shares of firms in the telecommunications, health care, financial, consumer and energy sectors, highlighting the breadth of the Fund’s positive contributors.1

The Fund held a substantially underweight position in information technology stocks during most of the period, largely because the majority of companies in that sector do not pay dividends. That relatively small technology stake proved fortuitous for the Fund’s returns against its benchmark, as the S&P Technology sector gained less than 4% over the 12 months. The Fund tripled its exposure to technology stocks near the end of the period by purchasing shares of two well-established, debt-free industry leaders. We cannot know yet whether the Fund’s new positions will prove profitable, but we are pleased to increase the portfolio’s diversification while owning shares of companies that offer above-average yields, at valuations we believe to be favorable.1

The Fund also benefited from an emphasis on financial stocks, including a significant stake in Real Estate Investment Trusts. Such stocks offer relatively high dividend payments, which helped make them attractive to this income-oriented Fund. The S&P Financial sector appreciated by more than 21% during the 12-month period, so the Fund’s overweight stake in financial stocks boosted its relative returns.1

The Fund’s return exceeded that of its benchmark despite an overweight position in energy stocks, which weighed on relative performance. The S&P Energy sector gained less than 4% for the 12-month period, despite high commodity prices throughout the fiscal year.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T EQUITY INCOME FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SHORT U.S. GOVERNMENT FUND

PORTFOLIO MANAGER

Kevin E. McNair, CFA

The BB&T Short U.S. Government Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a BA in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Robert F. Millikan, CFA; Justin B. Nicholson; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 3.37% (Institutional Shares). That compared to a 3.70% return for its benchmark, the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index.

Q. What factors affected the Fund’s performance?

A. Short-term bonds’ yields rose during the 12-month period under review, causing their prices to fall. The Federal Reserve increased its target short-term interest rate six times, for a total increase of 1.50 percentage points. That development led to higher yields on short-term bonds during the first nine months of the period. Yields on short-term bonds fell between July and September, causing prices to rise.1

The Fund maintained a duration significantly shorter than that of the benchmark throughout the 12-month period. That duration strategy helped the Fund post positive returns against the index during the first nine months of the period, because we were able to reinvest maturing bonds’ principal more rapidly as interest rates increased. We lengthened the Fund’s duration late in the period in order to capture additional yield, although we kept the duration shorter than the benchmark’s. However, the Fund’s relatively short duration weighed on relative performance during the last three months of the fiscal year.1

The Fund held an overweight position in agency bonds and mortgage-backed securities throughout the fiscal year. Low volatility in the fixed-income markets helped such issues outperform Treasury securities, so the Fund’s investments in those sectors helped returns relative to the Treasury-heavy index.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T SHORT U.S. GOVERNMENT FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index an unmanaged index which includes U.S. government and agency bonds that have a minimum issue size of $150 million and is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. Treasury securities with maturities of 1 year or greater and no more than 5 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERMEDIATE U.S. GOVERNMENT FUND

PORTFOLIO MANAGER

Brad D. Eppard, CFA

The BB&T Intermediate U.S. Government Fund is managed by Brad D. Eppard, CFA. Mr. Eppard received a BS in Business Administration/ Accounting from Radford University and has been managing investors’ money since 1986. Mr. Eppard is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; David T. Johnson; Kevin E. McNair, CFA; Robert F. Millikan, CFA; Justin B. Nicholson; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 3.23% (Institutional Shares). That compared to a 3.74% return for its benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors concerned about the potential for higher inflation and further interest rate increases by the Federal Reserve demanded greater income payouts from new bonds during the first nine months of the period, causing bond yields to rise. Those rising yields pushed down prices on existing bonds. Bond yields declined during the last three months of the period, leading to higher prices on existing bonds. Bond prices fell for the period as a whole, however, causing the Fund to generate a total return that was lower than its average yield.1

The Fund held an average duration slightly longer than that of its benchmark throughout the 12-month period. That positioning weighed on returns against the benchmark while yields rose between October and June, and boosted relative returns when yields fell during the last three months of the period. The strong relative performance that duration strategy produced during the last quarter of the fiscal year offset the strategy’s negative impact during the first nine months of the period.1

The Fund began the period with relatively large stakes in short- and long-term bonds and less exposure to intermediate-term bonds—a structure known as a “barbell”. We increased the Fund’s stake in intermediate-term bonds as the period progressed. That change weighed modestly on relative returns for the period as a whole, as intermediate-term bonds lagged bonds of other durations. The Fund held larger positions than the benchmark in government agency debt and mortgage-backed securities, and an underweight stake in Treasury securities. That positioning boosted the Fund’s relative returns, because agency and mortgage issues generated greater total returns than Treasury securities during this period.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T INTERMEDIATE U.S. GOVERNMENT FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have lowered performance.

The Fund is measured by the Lehman Brothers U.S. Government/Mortgage Bond Index, an unmanaged index which is widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T TOTAL RETURN BOND FUND

PORTFOLIO MANAGER

David M. Ralston

The BB&T Total Return Bond Fund is managed by David M. Ralston, portfolio manager for Sterling Capital Management LLC, sub-adviser to the Fund. Mr. Ralston co-founded Trinity Capital Advisors in 1989, which merged into Sterling Capital Management in 1991. He is a graduate of Appalachian State University where he received his BSBA in Finance and has 25 years of investment management experience. Mr. Ralston is supported by Hung Bui, CFA; Howard Buznitsky, CFA; Neil Grant, CFA; Mitchell Kaczmarek; Mark Montgomery, CFA; and Kevin Stoll, CFA.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 3.30% (Institutional Shares). That compared to a 3.67% return for its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve raised its target short-term interest rate six times during the 12-month period, boosting the federal funds rate from 3.75% to 5.25%. The increase in interest rates led to higher bond yields, with the yield on the 10-year Treasury bond increasing from 4.33% to 4.63%. Rising yields led to lower bond prices, which caused the Fund to generate a total return lower than its yield.

We kept the Fund’s duration shorter than that of its benchmark in order to help preserve shareholders’ capital. That duration strategy helped the Fund’s performance relative to the index, as yields across the yield curve rose between 25 and 50 basis points (0.25% and 0.50%) during the 12-month period. The Fund’s relative returns also benefited from an overweight stake in floating-rate notes, which increased their yield payments as short-term interest rates rose.1

The bond market exhibited low volatility during this period. That trend benefited “spread products” such as asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities, which typically outperform Treasury securities during periods of low volatility. The Fund held overweight positions in those bond sectors, thereby helping the Fund’s portfolio generate a higher yield than the benchmark index. In addition, the Fund maintained an average credit quality slightly higher than that of the benchmark. This approach helped the Fund avoid problems related to leveraged transactions among a number of credit issues, and thus lifted the Fund’s performance against the index.1

The Fund held an underweight position in corporate bonds, due to our concern about the risk leveraged buyout offers posed to corporate securities. The corporate debt sector as a whole modestly outperformed Treasury and agency securities for this period. As a result, this conservative underweight position in corporate issues dragged on performance relative to the benchmark.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T Total Return Bond Fund

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Kentucky Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Justin B. Nicholson; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 4.04% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve Board’s interest rate increases boosted yields on short-term bonds, while expectations for low inflation depressed yields on long-term bonds. Those developments caused yields to fall for municipal securities with maturities of approximately eight years or longer, and to rise for municipal bonds with shorter maturities. Meanwhile, a combination of low supply and strong demand also pushed down municipal bond yields. Lower yields increased the prices of the longer-term securities in the Fund’s portfolio. Those gains combined with the bonds’ interest income to generate a strong total return for Fund shareholders.1

The Fund’s benchmark holds municipal bonds with an average maturity of seven years. We kept the Fund’s duration longer than that of its benchmark throughout the period in order to capture higher yield for shareholders. That strategy boosted the Fund’s returns against its benchmark, as securities with longer durations experienced greater price increases and generated more interest income than shorter-term issues.1

The benchmark index also is restricted to municipal bonds with maturities of between six- and eight-years. The Fund’s portfolio held a number of securities with maturities of longer than eight years, but also held bonds with maturities shorter than six years. Those shorter-term bonds performed poorly compared to the bonds represented in the benchmark, and weighed on relative returns as a result.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MARYLAND INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Maryland Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Justin B. Nicholson; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Maryland municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Maryland municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 4.10% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Federal Reserve interest-rate increases boosted yields on short-term municipal bonds, while investors’ expectations for low inflation depressed yields on long-term municipal bonds. Yields fell for municipal securities with maturities of longer than approximately eight years and rose for municipal bonds with shorter maturities, with the largest increases coming on securities at the short end of the yield curve. Low supply and strong demand for municipal bonds also pushed down yields.

Those developments caused prices to rise on the longer-term bonds in which this Fund invested. Rising prices and the bonds’ interest income combined to generate a strong return for Fund shareholders.

The Fund’s benchmark holds municipal bonds with maturities of between six- and eight-years, with an average maturity of seven years. We held the Fund’s duration longer than that of its benchmark throughout the period in order to capture higher yield for shareholders. That strategy boosted the Fund’s relative returns, as securities with longer durations generated more interest income and benefited more from higher prices.1

The Fund’s portfolio held a number of securities with maturities of longer than eight years, but also held bonds with maturities of less than six years. Those shorter-term bonds, which are not represented in the benchmark, performed relatively poorly. As a result, the shorter-term bonds in the Fund’s portfolio weighed on returns against the benchmark.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T MARYLAND INTERMEDIATE TAX-FREE FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T North Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Justin B. Nicholson; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in North Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of North Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 3.84%. That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Yields fell for municipal securities with maturities of longer than eight years and rose for municipal bonds with shorter maturities, with larger yield increases coming on shorter-term securities. Those developments came about as a result of two primary factors: The Federal Reserve increased its target short-term interest rate, boosting yields on short-term municipal bonds, while investors expecting low inflation bought long-term municipal bonds. Low supply and strong demand for municipal bonds also pushed down yields on tax-free bonds.

This Fund maintained an average duration longer than that of the benchmark throughout the period. Lower yields increased the prices of the longer-term securities in the Fund’s portfolio, and together with the bonds’ interest income generated solid returns for Fund shareholders.1

The Fund’s benchmark includes municipal bonds with maturities of between six- and eight-years, and an average maturity of seven years. The Fund’s average maturity was longer than that of its benchmark throughout the period, as we sought to capture the higher yields offered by longer-term municipal bonds. That strategy boosted the Fund’s relative return, as securities with longer durations generated more interest income and gained in price.1

Despite its relatively long duration, the Fund’s portfolio held a number of securities with durations of less than six years. The benchmark does not include bonds with durations shorter than six years, so the relatively weak performance of those shorter-term municipal securities weighed on performance versus the benchmark.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T South Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Justin B. Nicholson; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in South Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of South Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 3.66%. That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Interest-rate increases by the Federal Reserve supported higher yields on short-term municipal bonds, while investor expectations for low inflation pushed down yields on long-term municipal bonds. As a result, municipal securities with maturities of longer than approximately eight years experienced falling yields during the period under review, while yields rose on municipal bonds with maturities shorter than roughly eight years. Bonds with the shortest maturities generally experienced the largest yield increases. Meanwhile weak supplies and strong demand for municipal bonds pushed down yields on tax-free bonds.

That environment caused prices to rise for many of the securities in the Fund’s portfolio. Higher prices combined with the bonds’ interest income to produce solid absolute returns for Fund shareholders.

The Fund’s benchmark index includes municipal bonds with maturities of between six- and eight-years, and an average maturity of seven years. The Fund’s relative returns benefited from holding a duration longer than that of its benchmark, because municipal bonds with longer durations offered greater yield and price appreciation.1

Despite the Fund’s long duration, however, its portfolio held a number of securities with maturities of less than six years—in part because low supply in the South Carolina market made it difficult to find as many longer-term municipal securities as we would have liked. The benchmark does not include bonds with maturities shorter than six years, so relatively weak performance by those shorter-term bonds pulled down the Fund’s performance against its benchmark.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Justin B. Nicholson; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 3.49% (Institutional Shares). That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve increased its target short-term interest rate, which pushed up yields on short-term municipal bonds. Meanwhile investors expecting low inflation bought long-term municipal bonds, causing yields on those securities to fall. In that environment municipal bonds with longer maturities generated greater price appreciation and interest income than did shorter-term securities. Demand for municipal bond outstripped supplies during the period, which put downward pressure on yields across the tax-free bond market. Higher prices and the strong interest income from the longer-term municipal securities in the Fund’s portfolio combined to produce a solid absolute return.

The Fund’s benchmark index has an average maturity of seven years, and includes only municipal bonds with maturities of between six- and eight-years. We held the Fund’s duration longer than that of the benchmark throughout the period. Municipal bonds with longer durations paid higher yields and experienced greater price appreciation, so our duration strategy boosted returns relative to the index.1

That said, the Fund’s portfolio did include a number of securities with maturities shorter than six years. Those holdings in part reflected weak supplies of longer-term Virginia municipal bonds. The benchmark does not include any bonds with maturities shorter than six years, so relatively weak performance by the shorter-term bonds in the Fund’s portfolio weighed on returns against its benchmark.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T West Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a BA in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes Carrie R. Breswitz; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Justin B. Nicholson; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in West Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of West Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Fund gained 4.10% (Institutional Shares. That compared to a 3.81% return for the Lehman Brothers 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Federal Reserve interest-rate increases supported higher yields on short-term municipal bonds, while investor expectations for low inflation pushed down yields on long-term municipal bonds. Yields rose furthest on securities with the shortest maturities, and yields fell on municipal bonds with maturities of approximately eight years or longer. Supply of municipal bonds was generally weak, while demand was strong. That supply-demand dynamic put downward pressure on yields of tax-free bonds.

The environment in the municipal bond market led to higher prices for the longer-term securities in the Fund’s portfolio. Higher prices and the bonds’ interest income combined to produce strong absolute returns for Fund shareholders.1

The Fund’s benchmark index includes municipal bonds with maturities of between six- and eight-years, and an average maturity of seven years. We held the Fund’s duration longer than that of the benchmark throughout the period. Municipal bonds with longer durations paid higher yields and experienced greater price appreciation than securities with shorter durations, so that duration strategy boosted returns relative to the index.1

Nevertheless, the Fund’s portfolio included a number of securities with maturities of less than six years. The benchmark does not include any bonds with maturities shorter than six years, so relatively weak performance by those shorter-term bonds weighed on the Fund’s returns against its benchmark.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2006 and is subject to change.

BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T PRIME MONEY MARKET FUND

PORTFOLIO MANAGER

Federated Investment Management Company

The BB&T Prime Money Market Fund is managed by Deborah A. Cunningham and Paige Wilhelm, portfolio managers for Federated Investment Management Company “Federated IMC”, subadviser to the Fund. Mrs. Cunningham and Mrs. Wilhelm are primarily responsible for the day-today management of the portfolio. They are supported by an investment management team from Federated IMC which includes William Jamison, Natalie F. Metz, Mary Ellen Tesla, Mark F. Weiss, CFA, and a group of eight money market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

INVESTMENT CONCERNS

Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Federal Reserve increased the federal funds rate six times during the first nine months of the period. Those actions raised the target short-term interest rate from 3.75% to 5.25%. The Fed then left rates unchanged at meetings in August and September. Rising interest rates led to higher yields on money market securities, allowing this Fund to offer higher yield as the fiscal year progressed.

This Fund invests in money market securities such as commercial paper and corporate notes, repurchase agreements, bank instruments and variable-rate securities. We typically maintain an average maturity of between 20 and 60 days. We held the Fund’s average maturity relatively short between October and August, at between 30 and 40 days, so that we could reinvest maturing securities’ principal at higher interest rates following Federal Reserve meetings. In August we extended the Fund’s average maturity to between 35 and 45 days, because we expected the Federal Reserve to stop raising interest rates. Then in early September we lengthened again, to 40 to 50 days. Lengthening the Fund’s average maturity allowed us to lock in higher yield for shareholders.1

We began the period with a relatively large position in variable-rate securities, which accounted for 35% of assets as of October 1, 2005. Those securities adjust the yields they pay based on the general level of interest rates, so they helped boost the Fund’s yield as rates rose during the first nine months of the period. We modestly reduced the Fund’s stake in variable-rate securities late in the period.1

As of September 30, 2006, the Fund held approximately 41% of its assets in commercial paper and corporate notes, 31% in variable-rate securities, 18% in repurchase agreements and 10% in bank instruments. The Fund’s average maturity was 44 days.1

[1]	Portfolio composition is as of September 30, 2006, and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T U.S. TREASURY MONEY MARKET FUND

PORTFOLIO MANAGER

Kevin E. McNair, CFA

The BB&T U.S. Treasury Money Market Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a BA in Economics from the University of North Carolina at Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes Brad D. Eppard, CFA; David T. Johnson; Robert F. Millikan, CFA; and Michael D. Nichols, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2005 and September 30, 2006?

A. The Federal Reserve increased its target short-term interest rate six times during the first nine months of the period, bringing the federal funds rate from 3.75% to 5.25%, and then left the rate unchanged at meetings in August and September. The Fed’s rate hikes boosted yields on money market securities.

We held the Fund’s average maturity shorter than its historical average, bringing it as low as 22 days. That strategy allowed us to reinvest the securities’ principal more rapidly, which enabled us to capture higher yield as interest rates increased. We increased the Fund’s average maturity late in the period, as it appeared that the Federal Reserve was nearing the end of its monetary tightening cycle.2

The Fund’s yield also benefited from a significant position in repurchase agreements, which comprised between 60% and 70% of assets during most of the period. Repurchase agreements offered higher yields than Treasury bills, and allowed us to reinvest principal on a daily basis.2

As of September 30, 2006, the Fund held 67.9% of its assets in repurchase agreements, 19.9% in Treasury notes and 12.2% in Treasury bills. The Fund’s average maturity was 26 days, and its credit quality as rated by Standard & Poor’s was Aaa.1,2

[1]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.
[2]	Portfolio composition is as of September 30, 2006, and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER FUNDS

PORTFOLIO MANAGER

The BB&T Capital Manager Equity Fund is managed by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, CFA; Will Gholston, CFA; Robert F. Millikan, CFA; and Ronald T. Rimkus, CFA. The team brings to the Fund over eight decades of combined investment management experience, along with abroad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Capital Manager Conservative Growth Fund

Capital Manager Moderate Growth Fund

Capital Manager Growth Fund

Capital Manager Equity Fund

Q. What factors affected the Funds’ performance?

A. The Capital Manager Funds invest in a combination of the BB&T Large Cap Fund, the BB&T Large Cap Growth Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T International Equity Fund, the BB&T Small Cap Fund and the BB&T U.S. Treasury Money Market Fund. The three Capital Manager Funds with fixed-income allocations also hold exposure to the BB&T Total Return Bond Fund. The stock and bond markets posted healthy returns during the period under review, helping all of the Capital Manager Funds generate solid gains.1,2

The Funds’ equity sleeves held larger positions in value stocks than did the S&P 500 stock benchmark. Value stocks significantly outperformed growth stocks, so the Funds’ relatively large value allocations boosted returns relative to their benchmarks. An allocation of 15% of each Fund’s equity position to international equities also contributed to relative gains, as international stocks (as measured by the MSCI EAFE) outperformed the S&P 500 over the period. The relative returns of the Capital Manager Growth Fund and the Capital Manager Moderate Growth Fund also benefited from overweight stakes in stocks, which outperformed bonds. Those Funds held equity allocations roughly five percentage points larger than their neutral equity weightings of 75% and 60%, respectively.2

The Funds held approximately 24% of their domestic equity allocations in small- and mid-cap stocks during this period. Exposure to those stocks weighed on the Funds’ returns against their benchmarks, because small- and mid-cap stocks trailed the large-cap stocks that make up the S&P 500.2

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Prior to February 1, 2006, the BB&T Large Cap Fund and the BB&T Large Cap Growth Fund were known as the BB&T Large Company Value Fund and the BB&T Large Company Growth Fund, respectively.
[2]	Portfolio composition is as of September 30, 2006, and is subject to change.

BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.
[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER MODERATE GROWTH FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.
[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER GROWTH FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.
[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER EQUITY FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T Funds

Summary of Portfolio Holdings, (unaudited)

The BB&T Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2006.

Large Cap Fund	Percent of net assets
Consumer Discretionary	11.7%
Consumer Staples	5.2
Energy	11.0
Financials	21.8
Health Care	14.5
Industrials	3.3
Information Technology	14.1
Materials	3.7
Telecommunication Services	6.6
Utilities	2.8
Warrants	0.0
Short-Term Investments*	22.8

117.5%

Large Cap Growth Fund	Percent of net assets
Consumer Discretionary	12.6%
Consumer Staples	6.3
Energy	3.6
Exchange Traded Funds	4.5
Financials	9.4
Health Care	18.5
Industrials	7.7
Information Technology	24.6
Telecommunication Services	7.0
Utilities	1.5
Short-Term Investments*	47.7

143.4%

Mid Cap Value Fund	Percent of net assets
Advertising	3.0%
Computer Software	14.9
Consumer Discretionary	11.9
Energy	1.6
Financials	32.3
Health Care	7.2
Industrials	11.4
Information Technology	6.8
Telecommunication Services	5.6
Short-Term Investments*	32.9

127.6%

Mid Cap Growth Fund	Percent of net assets
Consumer Discretionary	19.5%
Consumer Staples	1.6
Energy	4.4
Exchange Traded Funds	4.0
Financials	16.5
Health Care	14.4
Industrials	7.6
Information Technology	19.9
Materials	2.3
Telecommunication Services	4.8
Utilities	1.7
Short-Term Investments*	39.5

136.2%

Small Cap Fund	Percent of net assets
Consumer Discretionary	13.7%
Consumer Staples	1.7
Corporate Bonds	0.1
Energy	5.6
Exchange Traded Funds	4.2
Financials	15.7
Health Care	3.6
Industrials	20.4
Information Technology	21.0
Materials	4.3
Utilities	2.4
Short-Term Investments*	30.4

123.1%

International Equity Fund	Percent of net assets
Australia	2.9%
Austria	0.4
Belgium	1.5
Currency Contracts	0.0
Exchange Traded Funds	2.3
Finland	1.6
France	7.6
Germany	7.4
Great Britain	22.4
Hong Kong	1.7
Ireland	2.8
Italy	1.7
Japan	19.9
Netherlands	10.1
Norway	0.5
Singapore	0.1
Spain	3.0
Sweden	1.8
Switzerland	9.7

97.4%

Special Opportunities Equity Fund	Percent of net assets
Consumer Discretionary	18.9%
Consumer Staples	3.9
Energy	17.6
Financials	6.7
Health Care	15.7
Industrials	14.2
Information Technology	16.1
Investment Company	0.2
Option Contracts	(0.2)
Short-Term Investments*	36.4

129.5%

BB&T Funds

Summary of Portfolio Holdings, continued (unaudited)

Equity Income Fund	Percent of net assets
Consumer Discretionary	3.5%
Consumer Staples	10.0
Energy	18.8
Financials	24.2
Health Care	8.2
Industrials	3.6
Information Technology	11.1
Materials	3.4
Option Contracts	(0.0)
Telecommunication Services	3.8
Utilities	7.4
Short-Term Investments*	31.4

125.4%

Short U.S. Government Fund	Percent of net assets
Federal Farm Credit Bank	8.2%
Federal Home Loan Bank	12.1
Federal Home Loan Mortgage Corporation	12.1
Federal Home Loan Mortgage Corp. — Mortgage-Backed Securities	10.4
Federal National Mortgage Association	15.0
Federal National Mortgage Assoc. — Mortgage-Backed Securities	18.1
U.S. Treasury Notes	19.7
Short-Term Investments*	50.9

146.5%

Intermediate U.S. Government Fund	Percent of net assets
Federal Home Loan Mortgage Corp. — Mortgage-Backed Securities	17.7%
Federal Home Loan Mortgage Corp. — U.S. Government Agencies	11.4
Federal National Mortgage Assoc. — Mortgage-Backed Securities	26.1
Federal National Mortgage Assoc. — U.S. Government Agencies	1.9
Sovereign	2.0
U.S. Treasury Notes	31.9
U.S. Government Backed Securities	7.9
Short-Term Investments*	14.3

113.2%

Total Return Bond Fund	Percent of net assets
Corporate Bonds	40.3%
Federal Home Loan Bank	1.7
Federal Home Loan Mortgage Corp. — Mortgage-Backed Securities	13.7
Federal Home Loan Mortgage Corp. — U.S. Government Agencies	2.8
Federal National Mortgage Assoc. — Mortgage-Backed Securities	18.9
Federal National Mortgage Assoc. — U.S. Government Agencies	5.5
Government National Mortgage Assoc.	3.2
Municipal	6.1
U.S. Treasury Bonds	3.3
U.S. Treasury Notes	16.9
Short-Term Investments*	29.1

141.5%

Kentucky Intermediate Tax-Free Fund	Percent of net assets
Investment Company	2.2%
Kentucky Municipal Bonds	101.0

103.2%

Maryland Intermediate Tax-Free Fund	Percent of net assets
Investment Company	4.1%
Maryland Municipal Bonds	95.2

99.3%

North Carolina Intermediate Tax-Free Fund	Percent of net assets
Investment Company	2.5%
North Carolina Municipal Bonds	98.1

100.6%

South Carolina Intermediate Tax-Free Fund	Percent of net assets
Investment Company	2.1%
South Carolina Municipal Bonds	97.6

99.7%

Virginia Intermediate Tax-Free Fund	Percent of net assets
District of Columbia Municipal Bonds	2.2%
Investment Company	2.5
Virginia Municipal Bonds	94.9

99.6%

West Virginia Intermediate Tax-Free Fund	Percent of net assets
Investment Company	1.1%
West Virginia Municipal Bonds	97.5

98.6%

Prime Money Market Fund	Percent of net assets
Bankers Acceptance	0.4%
Certificates of Deposit	9.9
Collateralized Loan Agreements	15.0
Commercial Paper	32.4
Corporate Bonds	6.6
Municipal Bonds	1.2
Repurchase Agreement	5.9
Variable Rate Notes	28.6

100.0%

U.S. Treasury Money Market Fund	Percent of net assets
Repurchase Agreements	67.9%
U.S. Treasury Bills	12.2
U.S. Treasury Notes	19.9

100.0%

BB&T Funds

Summary of Portfolio Holdings, continued (unaudited)

National Tax-Free Money Market Fund	Percent of net assets
Alabama	4.3%
Alaska	1.8
Arizona	3.8
Colorado	1.7
Florida	8.1
Illinois	15.2
Indiana	2.1
Kentucky	3.1
Louisiana	2.2
Maryland	1.5
Massachusetts	3.9
Michigan	2.1
Minnesota	8.5
Missouri	3.1
Nevada	2.6
New Jersey	4.0
New York	6.1
Ohio	0.9
Pennsylvania	3.1
Texas	5.0
Virginia	5.7
Wisconsin	9.0
Commercial Paper	2.1
Investment Company	0.0

99.9%

Capital Manager Conservative Growth Fund	Percent of net assets
International Equity	6.0%
Large Cap	26.60
Mid Cap	4.8
Small Cap	3.1
Total Return Bond	56.6
U.S. Treasury	3.0

100.1%

Capital Manager Moderate Growth Fund	Percent of net assets
International Equity	9.8%
Large Cap	42.9
Mid Cap	7.7
Small Cap	5.0
Total Return Bond	31.6
U.S. Treasury	2.9

99.9%

Capital Manager Growth Fund	Percent of net assets
International Equity	11.9%
Large Cap	52.3
Mid Cap	9.4
Small Cap	6.0
Total Return	16.6
U.S. Treasury	3.6

99.8%

Capital Manager Equity Fund	Percent of net assets
International Equity	14.2%
Large Cap	62.8
Mid Cap	11.3
Small Cap	7.2
U.S. Treasury	4.5

100.0%

*	Short-Term Investments represents the Repurchase Agreement and the invested cash collateral received in connection with securities lending (see Note 2).

BB&T Funds

Expense Example (unaudited)

As a shareholder of the BB&T Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other mutual funds.”

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/06	Ending Account Value 9/30/06	Expenses Paid During Period* 4/1/06 - 9/30/06	Annualized Expense Ratio During Period 4/1/06 - 9/30/06
Large Cap Fund
Class A Shares	$1,000.00	$1,062.60	$5.89	1.14%
Class B Shares	1,000.00	1,058.60	9.75	1.89%
Class C Shares	1,000.00	1,058.80	9.75	1.89%
Institutional Shares	1,000.00	1,063.70	4.60	0.89%
Large Cap Growth Fund
Class A Shares	1,000.00	963.90	5.61	1.14%
Class B Shares	1,000.00	959.90	9.29	1.89%
Class C Shares	1,000.00	959.90	9.29	1.89%
Institutional Shares	1,000.00	965.30	4.38	0.89%
Mid Cap Value Fund
Class A Shares	1,000.00	1,027.40	5.79	1.14%
Class B Shares	1,000.00	1,024.00	9.59	1.89%
Class C Shares	1,000.00	1,024.00	9.59	1.89%
Institutional Shares	1,000.00	1,029.00	4.53	0.89%
Mid Cap Growth Fund
Class A Shares	1,000.00	885.50	5.39	1.14%
Class B Shares	1,000.00	881.90	8.92	1.89%
Class C Shares	1,000.00	882.70	8.92	1.89%
Institutional Shares	1,000.00	886.90	4.21	0.89%
Small Cap Fund
Class A Shares	1,000.00	959.10	6.29	1.28%
Class B Shares	1,000.00	955.30	9.95	2.03%
Class C Shares	1,000.00	955.20	9.95	2.03%
Institutional Shares	1,000.00	960.10	5.06	1.03%
International Equity Fund
Class A Shares	1,000.00	1,041.90	7.06	1.38%
Class B Shares	1,000.00	1,038.20	10.88	2.13%
Class C Shares	1,000.00	1,037.90	10.93	2.14%
Institutional Shares	1,000.00	1,043.40	5.79	1.13%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,075.30	6.66	1.28%
Class B Shares	1,000.00	1,071.00	10.54	2.03%
Class C Shares	1,000.00	1,070.90	10.54	2.03%
Institutional Shares	1,000.00	1,076.70	5.36	1.03%
Equity Income Fund
Class A Shares	1,000.00	1,075.60	6.24	1.20%
Class B Shares	1,000.00	1,071.20	10.12	1.95%
Class C Shares	1,000.00	1,071.20	10.12	1.95%
Institutional Shares	1,000.00	1,076.90	4.95	0.95%
Short U.S. Government Fund
Class A Shares	1,000.00	1,024.10	4.52	0.89%
Institutional Shares	1,000.00	1,025.40	3.25	0.64%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,034.40	4.64	0.91%
Class B Shares	1,000.00	1,030.70	8.45	1.66%
Class C Shares	1,000.00	1,029.60	8.45	1.66%
Institutional Shares	1,000.00	1,034.60	3.37	0.66%

BB&T Funds

Expense Example, continued (unaudited)

	Beginning Account Value 4/1/06	Ending Account Value 9/30/06	Expenses Paid During Period* 4/1/06 - 9/30/06	Annualized Expense Ratio During Period 4/1/06 - 9/30/06
Total Return Bond Fund
Class A Shares	$1,000.00	$1,033.10	$4.69	0.92%
Class B Shares	1,000.00	1,029.00	8.49	1.67%
Class C Shares	1,000.00	1,029.10	8.49	1.67%
Institutional Shares	1,000.00	1,034.30	3.37	0.66%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,032.80	4.74	0.93%
Institutional Shares	1,000.00	1,034.20	3.47	0.68%
Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,036.90	4.39	0.86%
Institutional Shares	1,000.00	1,037.10	3.06	0.60%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,032.30	4.53	0.89%
Institutional Shares	1,000.00	1,033.60	3.26	0.64%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,030.80	4.73	0.93%
Institutional Shares	1,000.00	1,033.30	3.47	0.68%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,030.50	4.58	0.90%
Institutional Shares	1,000.00	1,031.80	3.31	0.65%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,030.90	4.58	0.90%
Institutional Shares	1,000.00	1,032.10	3.31	0.65%
Prime Money Market Fund
Class A Shares	1,000.00	1,021.40	4.92	0.97%
Class B Shares	1,000.00	1,019.10	7.44	1.47%
Class C Shares	1,000.00	1,018.90	7.44	1.47%
Institutional Shares	1,000.00	1,024.00	2.38	0.47%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,020.40	4.76	0.94%
Class B Shares	1,000.00	1,017.90	7.33	1.45%
Class C Shares	1,000.00	1,017.90	7.28	1.44%
Institutional Shares	1,000.00	1,023.00	2.28	0.45%
National Tax-Free Money Market Fund**
Class A Shares	1,000.00	1,005.10	1.04	0.62%
Class B Shares	1,000.00	1,003.60	2.33	1.39%
Class C Shares	1,000.00	1,003.60	2.33	1.39%
Institutional Shares	1,000.00	1,005.30	0.67	0.40%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,025.60	1.68	0.33%
Class B Shares	1,000.00	1,020.70	5.47	1.08%
Class C Shares	1,000.00	1,020.80	5.47	1.08%
Institutional Shares	1,000.00	1,026.70	0.41	0.08%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,020.80	1.77	0.35%
Class B Shares	1,000.00	1,017.30	5.56	1.10%
Class C Shares	1,000.00	1,017.30	5.56	1.10%
Institutional Shares	1,000.00	1,023.00	0.51	0.10%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,017.90	1.82	0.36%
Class B Shares	1,000.00	1,014.50	5.61	1.11%
Class C Shares	1,000.00	1,014.50	5.61	1.11%
Institutional Shares	1,000.00	1,019.20	0.56	0.11%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,015.20	1.82	0.36%
Class B Shares	1,000.00	1,012.00	5.60	1.11%
Class C Shares	1,000.00	1,012.10	5.60	1.11%
Institutional Shares	1,000.00	1,017.00	0.56	0.11%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Information shown reflects values using the expense ratios and rates of return for the period from August 1, 2006 (date of commencement of operations) to September 30, 2006.

BB&T Funds

Expense Example, continued (unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/06	Ending Account Value 9/30/06	Expenses Paid During Period* 4/1/06 - 9/30/06	Annualized Expense Ratio During Period 4/1/06 - 9/30/06
Large Cap Fund
Class A Shares	$1,000.00	$1,019.35	$5.77	1.14%
Class B Shares	1,000.00	1,015.59	9.55	1.89%
Class C Shares	1,000.00	1,015.59	9.55	1.89%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Large Cap Growth Fund
Class A Shares	1,000.00	1,019.35	5.77	1.14%
Class B Shares	1,000.00	1,015.59	9.55	1.89%
Class C Shares	1,000.00	1,015.59	9.55	1.89%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Mid Cap Value Fund
Class A Shares	1,000.00	1,019.35	5.77	1.14%
Class B Shares	1,000.00	1,015.59	9.55	1.89%
Class C Shares	1,000.00	1,015.59	9.55	1.89%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,019.35	5.77	1.14%
Class B Shares	1,000.00	1,015.59	9.55	1.89%
Class C Shares	1,000.00	1,015.59	9.55	1.89%
Institutional Shares	1,000.00	1,020.61	4.51	0.89%
Small Cap Fund
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class B Shares	1,000.00	1,014.89	10.25	2.03%
Class C Shares	1,000.00	1,014.89	10.25	2.03%
Institutional Shares	1,000.00	1,019.90	5.22	1.03%
International Equity Fund
Class A Shares	1,000.00	1,018.15	6.98	1.38%
Class B Shares	1,000.00	1,014.39	10.76	2.13%
Class C Shares	1,000.00	1,014.34	10.81	2.14%
Institutional Shares	1,000.00	1,019.40	5.72	1.13%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class B Shares	1,000.00	1,014.89	10.25	2.03%
Class C Shares	1,000.00	1,014.89	10.25	2.03%
Institutional Shares	1,000.00	1,019.90	5.22	1.03%
Equity Income Fund
Class A Shares	1,000.00	1,019.05	6.07	1.20%
Class B Shares	1,000.00	1,015.29	9.85	1.95%
Class C Shares	1,000.00	1,015.29	9.85	1.95%
Institutional Shares	1,000.00	1,020.31	4.81	0.95%
Short U.S. Government Fund
Class A Shares	1,000.00	1,020.61	4.51	0.89%
Institutional Shares	1,000.00	1,021.86	3.24	0.64%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.51	4.61	0.91%
Class B Shares	1,000.00	1,016.75	8.39	1.66%
Class C Shares	1,000.00	1,016.75	8.39	1.66%
Institutional Shares	1,000.00	1,021.76	3.35	0.66%
Total Return Bond Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Class B Shares	1,000.00	1,016.70	8.44	1.67%
Class C Shares	1,000.00	1,016.70	8.44	1.67%
Institutional Shares	1,000.00	1,021.76	3.35	0.66%

BB&T Funds

Expense Example, continued (unaudited)

	Beginning Account Value 4/1/06	Ending Account Value 9/30/06	Expenses Paid During Period* 4/1/06 - 9/30/06	Annualized Expense Ratio During Period 4/1/06 - 9/30/06
Kentucky Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,020.41	$4.71	0.93%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.76	4.36	0.86%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.61	4.51	0.89%
Institutional Shares	1,000.00	1,021.86	3.24	0.64%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Institutional Shares	1,000.00	1,021.81	3.29	0.65%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Institutional Shares	1,000.00	1,021.81	3.29	0.65%
Prime Money Market Fund
Class A Shares	1,000.00	1,020.21	4.91	0.97%
Class B Shares	1,000.00	1,017.70	7.44	1.47%
Class C Shares	1,000.00	1,017.70	7.44	1.47%
Institutional Shares	1,000.00	1,022.71	2.38	0.47%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Class B Shares	1,000.00	1,017.80	7.33	1.45%
Class C Shares	1,000.00	1,017.85	7.28	1.44%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
National Tax-Free Money Market Fund **
Class A Shares	1,000.00	1,021.96	3.14	0.62%
Class B Shares	1,000.00	1,018.10	7.03	1.39%
Class C Shares	1,000.00	1,018.10	7.03	1.39%
Institutional Shares	1,000.00	1,023.06	2.03	0.40%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,023.41	1.67	0.33%
Class B Shares	1,000.00	1,019.65	5.47	1.08%
Class C Shares	1,000.00	1,019.65	5.47	1.08%
Institutional Shares	1,000.00	1,024.67	0.41	0.08%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,023.31	1.78	0.35%
Class B Shares	1,000.00	1,019.55	5.57	1.10%
Class C Shares	1,000.00	1,019.55	5.57	1.10%
Institutional Shares	1,000.00	1,024.57	0.51	0.10%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,023.26	1.83	0.36%
Class B Shares	1,000.00	1,019.50	5.62	1.11%
Class C Shares	1,000.00	1,019.50	5.62	1.11%
Institutional Shares	1,000.00	1,024.52	0.56	0.11%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,023.26	1.83	0.36%
Class B Shares	1,000.00	1,019.50	5.62	1.11%
Class C Shares	1,000.00	1,019.50	5.62	1.11%
Institutional Shares	1,000.00	1,024.52	0.56	0.11%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Information shown reflects values using the expense ratios for the period from August 1, 2006 (date of commencement of operations) to September 30, 2006 and has been adjusted to reflect values for the period from April 1, 2006 through September 30, 2006.

Large Cap Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Common Stocks (94.7%)
Consumer Discretionary (11.7%)
Gannett Co., Inc. (b)	282,000	$16,026,060
Mattel, Inc.	434,800	8,565,560
Target Corp. (b)	168,111	9,288,133
Tiffany & Co. (b)	706,381	23,451,848
V.F. Corp.	103,250	7,532,088
Walt Disney Co. (The)	650,000	20,091,500

		84,955,189

Consumer Staples (5.2%)
Altria Group, Inc.	138,590	10,609,065
Kimberly-Clark Corp. (b)	276,500	18,072,039
Sara Lee Corp.	568,010	9,127,921

		37,809,025

Energy (11.0%)
Anadarko Petroleum Corp. (b)	219,000	9,598,770
ChevronTexaco Corp.	329,460	21,368,776
ConocoPhillips	265,347	15,796,107
Duke Energy Corp. (b)	242,000	7,308,400
Exxon Mobil Corp. (b)	290,000	19,459,000
Schlumberger, Ltd. (b)	96,000	5,954,880

		79,485,933

Financials (21.8%)
AMBAC Financial Group, Inc.	93,100	7,704,025
American International Group, Inc.	182,000	12,059,320
Bank of New York Co., Inc. (The)	250,000	8,815,000
CitiGroup, Inc.	405,666	20,149,430
Fannie Mae (b)	206,000	11,517,460
JPMorgan Chase & Co.	507,772	23,844,973
Lincoln National Corp.	118,600	7,362,688
Merrill Lynch & Co., Inc. (b)	190,000	14,861,800
Northern Trust Corp. (b)	257,718	15,058,463
St. Paul Travelers Cos., Inc. (The)	298,500	13,996,665
Washington Mutual, Inc. (b)	318,000	13,823,460
Wells Fargo & Co.	217,600	7,872,768

		157,066,052

Health Care (14.5%)
Abbott Laboratories	186,000	9,032,160
Amgen, Inc. (a) (b)	312,984	22,387,745
Bristol-Myers Squibb Co.	233,080	5,808,354
Johnson & Johnson	285,806	18,560,242
Merck & Co., Inc. (b)	507,821	21,277,699
Pfizer, Inc.	724,402	20,544,041
Wyeth	145,000	7,371,800

		104,982,041

Industrials (3.3%)
Emerson Electric Co. (The)	41,370	3,469,288
General Electric Co.	105,000	3,706,500
Parker-Hannifin Corp.	117,000	9,094,410
Pitney Bowes, Inc. (b)	176,800	7,844,616

		24,114,814

Information Technology (14.1%)
Automatic Data Processing, Inc.	142,400	6,741,216
Cisco Systems, Inc. (a) (b)	1,046,516	24,069,868
Dell, Inc. (a) (b)	844,202	19,281,574

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Information Technology, continued
First Data Corp.	152,000	$6,384,000
Intel Corp.	1,407,693	28,956,245
Microsoft Corp.	243,000	6,641,190
Time Warner, Inc.	564,000	10,281,720

		102,355,813

Materials (3.7%)
Air Products & Chemicals, Inc.	129,700	8,608,189
Alcoa, Inc.	252,000	7,066,080
Weyerhaeuser Co. (b)	186,500	11,475,345

		27,149,614

Telecommunication Services (6.6%)
AT&T, Inc. (b)	421,837	13,735,013
BellSouth Corp.	180,000	7,695,000
Nokia Corp., ADR (b)	550,000	10,829,500
Verizon Communications, Inc.	427,000	15,854,510

		48,114,023

Utilities (2.8%)
NiSource, Inc. (b)	538,100	11,698,294
SCANA Corp. (b)	87,467	3,522,296
Xcel Energy, Inc.	231,275	4,775,829

		19,996,419
Total Common Stocks (Cost $525,464,176)		686,028,923

Warrant (0.0%)
Raytheon Co. (a)	7,110	101,460

Total Warrant (Cost $0)		101,460

Repurchase Agreement (5.3%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $38,421,643 (Collateralized fully by U.S. Government Agencies)	$38,405,481	38,405,481

Total Repurchase Agreement (Cost $38,405,481)		38,405,481

Securities Held as Collateral for Securities on Loan (17.5%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	126,591,112	126,591,112

Total Securities Held as Collateral for Securities on Loan (Cost $126,591,112)		126,591,112

Total Investments (Cost $690,460,769) — 117.5%		851,126,976
Net other assets (liabilities) — (17.5)%		(126,835,316)

Net Assets — 100.0%		$724,291,660

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Large Cap Growth Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Common Stocks (91.3%)
Consumer Discretionary (12.6%)
American Eagle Outfitters, Inc. (b)	65,600	$2,875,248
Best Buy , Inc. (b)	59,800	3,202,888
Coach, Inc. (a) (b)	113,100	3,890,640
Comcast Corp., Class A (a) (b)	98,800	3,640,780
Federated Department Stores, Inc. (b)	68,200	2,946,922
Hilton Hotels Corp. (b)	120,900	3,367,065
J. C. Penney, Inc. (b)	42,200	2,886,058
Polo Ralph Lauren Corp.	38,300	2,477,627
Starbucks Corp. (a) (b)	93,600	3,187,080

		28,474,308

Consumer Staples (6.3%)
Archer-Daniels-Midland Co.	85,800	3,250,104
Fomento Economico Mexicano SA, ADR	29,900	2,898,506
Hansen Natural Corp. (a) (b)	85,100	2,764,048
PepsiCo, Inc.	43,500	2,838,810
Procter & Gamble Co.	39,600	2,454,408

		14,205,876

Energy (3.6%)
Cameco Corp. (b)	81,900	2,995,083
McDermott International, Inc. (a)	66,300	2,771,340
Schlumberger Ltd. (b)	39,600	2,456,388

		8,222,811

Financials (9.4%)
Affiliated Managers Group, Inc. (a) (b)	33,800	3,383,718
American International Group, Inc.	39,300	2,604,018
Bear Stearns Cos., Inc. (The) (b)	18,200	2,549,820
Charles Schwab Corp. (The) (b)	139,700	2,500,630
Chicago Mercantile Exchange Holdings, Inc. (b)	7,400	3,539,050
Goldman Sachs Group, Inc. (The) (b)	20,000	3,383,400
Merrill Lynch & Co., Inc.	43,000	3,363,460

		21,324,096

Health Care (18.5%)
AmerisourceBergen Corp. (b)	52,600	2,377,520
Amgen, Inc. (a) (b)	31,762	2,271,936
Amylin Pharmaceuticals, Inc. (a) (b)	72,800	3,208,296
Celgene Corp. (a) (b)	80,600	3,489,980
Fisher Scientific International, Inc. (a)	33,100	2,589,744
Genentech, Inc. (a) (b)	29,900	2,472,730
Gilead Sciences, Inc. (a)	53,000	3,641,100
Humana, Inc. (a)	65,600	4,335,504
Medco Health Solutions, Inc. (a)	37,500	2,254,125
Novartis AG, ADR	74,100	4,330,404
Schering-Plough Corp.	104,000	2,297,360
Stericycle, Inc. (a) (b)	41,900	2,924,201
Wellpoint, Inc. (a)	29,200	2,249,860
Wyeth	64,700	3,289,348

		41,732,108

Industrials (7.7%)
Danaher Corp. (b)	53,481	3,672,540
FedEx Corp.	23,812	2,587,888
General Electric Co.	68,200	2,407,460
Monster Worldwide, Inc. (a)	76,000	2,750,440
Precision Castparts Corp. (b)	39,000	2,463,240
United Technologies Corp.	56,500	3,579,275

		17,460,843

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Information Technology (24.6%)
Advanced Micro Devices, Inc. (a) (b)	91,000	$2,261,350
Agilent Technologies, Inc. (a)	68,900	2,252,341
Akamai Technologies, Inc. (a) (b)	75,000	3,749,250
Amphenol Corp., Class A (b)	74,700	4,626,171
Apple Computer, Inc. (a) (b)	49,400	3,805,282
Cisco Systems, Inc. (a)	112,400	2,585,200
Cognizant Technology Solutions Corp., Class A (a)	47,800	3,540,068
Google, Inc. (a) (b)	6,800	2,732,920
Hewlett-Packard Co.	123,000	4,512,870
MEMC Electronic Materials, Inc. (a) (b)	100,100	3,666,663
Micron Technology, Inc. (a) (b)	245,000	4,263,000
Microsoft Corp.	128,000	3,498,240
Motorola, Inc.	143,000	3,575,000
Nokia Corp., ADR	160,500	3,160,245
Oracle Corp. (a) (b)	291,200	5,165,889
QUALCOMM, Inc.	57,800	2,101,030

		55,495,519

Telecommunication Services (7.1%)
America Movil SA de CV, Series L, ADR (b)	111,100	4,374,007
American Tower Corp., Class A (a) (b)	108,500	3,960,250
AT&T, Inc. (b)	94,600	3,080,176
NII Holdings, Inc. (a) (b)	72,800	4,525,248

		15,939,681

Utilities (1.5%)
FirstEnergy Corp. (b)	29,900	1,670,214
FPL Group, Inc. (b)	37,700	1,696,500

		3,366,714

Total Common Stocks (Cost $173,798,922)		206,221,956

Exchange Traded Funds (4.5%)
iShares Russell 1000 Growth Index Fund (b)	195,000	10,171,200

Total Exchange Traded Funds (Cost $9,911,034)		10,171,200

Repurchase Agreement (3.1%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $6,883,073 (Collateralized fully by U.S. Government Agencies)	$6,880,178	6,880,178

Total Repurchase Agreement (Cost $6,880,178)		6,880,178

Securities Held as Collateral for Securities on Loan (44.7%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	101,006,062	101,006,062

Total Securities Held as Collateral for Securities on Loan (Cost $101,006,062)		101,006,062

Total Investments (Cost $291,596,196) — 143.6%		324,279,396
Net other assets (liabilities) — (43.6)%		(98,443,084)

Net Assets — 100.0%		$225,836,312

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Mid Cap Value Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Common Stocks (94.7%)
Advertising (3.0%)
Interpublic Group of Cos., Inc. (a) (b)	701,550	$6,945,345

Computer Software (14.9%)
BMC Software, Inc. (a) (b)	226,650	6,169,413
CA, Inc. (b)	483,850	11,462,407
Computer Sciences Corp. (a)	129,150	6,343,848
CSG Systems International, Inc. (a) (b)	189,400	5,005,842
Progress Software Corp. (a)	202,550	5,266,300

		34,247,810

Consumer Discretionary (11.9%)
Gannett Co., Inc. (b)	93,300	5,302,239
International Speedway Corp.	104,900	5,228,216
Kohl’s Corp. (a) (b)	150,350	9,760,722
Lexmark International, Inc. (a) (b)	116,900	6,740,454
Universal Technical Institute Inc. (a)	10,900	195,001

		27,226,632

Energy (1.6%)
Forest Oil Corp. (a) (b)	117,600	3,714,984

Financials (32.3%)
Annaly Mortgage Management, Inc., REIT	154,400	2,028,816
Aon Corp. (b)	154,050	5,217,674
Endurance Specialty Holdings, Ltd.	190,045	6,700,987
Fidelity National Financial, Inc.	179,300	7,467,844
Hudson City Bancorp, Inc.	105,750	1,401,188
KeyCorp (b)	128,050	4,794,192
Leucadia National Corp.	190,600	4,988,002
MBIA, Inc. (b)	73,550	4,518,912
Mercury General Corp. (b)	171,250	8,495,712
MoneyGram International, Inc.	82,450	2,395,997
Popular Inc.	168,600	3,277,584
Protective Life Corp.	74,350	3,401,513
StanCorp Financial Group, Inc.	193,350	8,629,210
Waddell and Reed Financial, Inc.	339,100	8,392,724
Washington Federal, Inc.	93,250	2,092,530

		73,802,885

Health Care (7.2%)
King Pharmaceuticals, Inc. (a) (b)	204,900	3,489,447
Par Pharmaceutical Cos., Inc. (a)	122,400	2,232,576
STERIS Corp.	133,750	3,218,025
Watson Pharmaceuticals, Inc. (a) (b)	115,200	3,014,784
Zimmer Holdings, Inc. (a) (b)	67,900	4,583,250

		16,538,082

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials (11.4%)
Crane Co.	144,100	$6,023,380
Leggett & Platt, Inc.	328,325	8,217,975
R.H. Donnelley Corp. (b)	131,750	6,969,575
Valspar Corp.	186,250	4,954,250

		26,165,180

Information Technology (6.8%)
Affiliated Computer Services, Inc., Class A (a)	40,600	2,105,516
Polycom, Inc. (a) (b)	177,150	4,345,490
Serono SA, ADR (b)	213,250	4,582,742
Synopsys, Inc. (a) (b)	225,450	4,445,874

		15,479,622

Telecommunication Services (5.6%)
Clear Channel Communications, Inc. (b)	223,350	6,443,648
Discovery Holding Co., Class A (a) (b)	449,750	6,503,385

		12,947,034

Total Common Stocks (Cost $198,604,571)		217,067,574

Repurchase Agreement (5.8%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $13,185,650 (Collateralized fully by U.S. Government Agencies)	$13,180,103	13,180,103

Total Repurchase Agreement (Cost $13,180,103)		13,180,103

Securities Held as Collateral for Securities on Loan (27.1%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	62,152,094	62,152,094

Total Securities Held as Collateral for Securities on Loan (Cost $62,152,094)		62,152,094

Total Investments (Cost $273,936,768) — 127.6%		292,399,771
Net other assets (liabilities) — (27.6)%		(63,188,741)

Net Assets — 100.0%		$229,211,030

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Mid Cap Growth Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Common Stocks (92.7%)
Consumer Discretionary (19.5%)
AnnTaylor Stores Corp. (a) (b)	55,000	$2,302,300
Circuit City Stores, Inc. (b)	91,200	2,290,032
Coach, Inc. (a) (b)	85,000	2,924,000
Coldwater Creek, Inc. (a)	103,000	2,962,280
Crocs, Inc. (a)	66,000	2,240,700
Focus Media Holding, Ltd., ADR (a)	26,000	1,505,920
GameStop Corp., Class A (a) (b)	79,000	3,656,120
Guess?, Inc. (a) (b)	54,000	2,620,620
Hilton Hotels Corp. (b)	90,000	2,506,500
Nutri/System, Inc. (a) (b)	59,000	3,675,110
Tween Brands, Inc. (a) (b)	45,500	1,710,800

		28,394,382

Consumer Staples (1.6%)
Corn Products International, Inc.	72,500	2,359,150

Energy (4.4%)
Cameco Corp. (b)	56,000	2,047,920
Cameron International Corp. (a) (b)	32,000	1,545,920
McDermott International, Inc. (a)	35,500	1,483,900
TETRA Technologies, Inc. (a)	57,000	1,377,120

		6,454,860

Financials (16.5%)
Affiliated Managers Group, Inc. (a) (b)	37,000	3,704,070
AllianceBernstein Holding L.P.	61,000	4,208,390
Amvescap PLC, ADR	100,000	2,192,000
Bear Stearns Cos., Inc. (The) (b)	11,600	1,625,160
Chicago Mercantile Exchange Holdings, Inc. (b)	4,900	2,343,425
Host Marriott Corp. (b)	95,000	2,178,350
International Securities Exchange	58,000	2,719,620
Holdings, Inc. (b)
Legg Mason, Inc. (b)	22,000	2,218,920
NASDAQ Stock Market, Inc. (a)	94,000	2,842,560

		24,032,495

Health Care (14.4%)
Celgene Corp. (a) (b)	55,000	2,381,500
Covance, Inc. (a)	42,700	2,834,426
Express Scripts, Inc. (a)	14,200	1,071,958
Humana, Inc. (a)	55,000	3,634,950
Intuitive Surgical, Inc. (a) (b)	14,000	1,476,300
Medco Health Solutions, Inc. (a) (b)	19,200	1,154,112
Pharmaceutical Product Development, Inc.	61,000	2,177,090
ResMed, Inc. (a) (b)	37,500	1,509,375
Respironics, Inc. (a)	76,000	2,934,360
Wellcare Health Plans, Inc. (a)	30,500	1,727,215

		20,901,286

Industrials (7.6%)
Corrections Corporation of America (a)	65,250	2,822,063
Gol-Linhas Aereas Inteligentes, ADR (b)	77,000	2,644,950
Manitowoc Company, Inc.	50,400	2,257,416
Precision Castparts Corp.	25,000	1,579,000
Tam SA ADR (a)	55,000	1,754,500

		11,057,929

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Information Technology (19.9%)
Activision, Inc. (a)	146,000	$2,204,600
Amdocs, Ltd. (a)	64,000	2,534,400
Amphenol Corp., Class A (b)	49,000	3,034,570
Anixter International, Inc. (b)	38,000	2,145,860
Cognizant Technology Solutions Corp., Class A (a)	37,000	2,740,220
Harris Corp. (b)	46,500	2,068,784
MEMC Electronic Materials, Inc. (a) (b)	65,000	2,380,950
Micron Technology, Inc. (a) (b)	159,000	2,766,600
MICROS Systems, Inc. (a)	44,000	2,152,480
Spansion, Inc., Class A (a) (b)	145,000	2,417,150
THQ Inc. (a) (b)	76,000	2,216,920
Varian Semiconductor Equipment Associates, Inc. (a)	60,000	2,202,000

		28,864,534

Materials (2.3%)
Airgas, Inc.	44,000	1,591,480
Titanium Metals Corp. (a)	67,000	1,693,760

		3,285,240

Telecommunication Services (4.8%)
American Tower Corp., Class A (a) (b)	85,000	3,102,500
NII Holdings, Inc. (a) (b)	63,000	3,916,080

		7,018,580

Utilities (1.7%)
Allegheny Energy, Inc. (a)	62,000	2,490,540

Total Common Stocks (Cost $114,009,190)		134,858,996

Exchange Traded Funds (4.0%)
iShares Russell Midcap Growth Index Fund (b)	60,000	5,791,800

Total Exchange Traded Funds (Cost $5,683,253)		5,791,800

Repurchase Agreement (1.2%)
U.S. Bank N.A. 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $1,779,035 (Collateralized fully by U.S. Government Agencies)	$1,778,287	1,778,287

Total Repurchase Agreement (Cost $1,778,287)		1,778,287

Securities Held as Collateral for Securities on Loan (38.3%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	55,773,608	55,773,608

Total Securities Held as Collateral for Securities on Loan (Cost $55,773,608)		55,773,608

Total Investments (Cost $177,244,338) — 136.2%		198,202,691
Net other assets (liabilities) — (36.2)%		(52,734,846)

Net Assets — 100.0%		145,467,845

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Small Cap Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Common Stocks (88.4%)
Consumer Discretionary (13.7%)
BorgWarner, Inc. (b)	12,220	$698,617
CEC Entertainment, Inc. (a)	37,287	1,174,913
Charlotte Russe Holding, Inc. (a)	53,900	1,484,406
Deb Shops, Inc.	24,684	632,898
Emmis Communication Corp., Class A (a)	95,300	1,167,425
Hartmarx Corp. (a)	233,176	1,578,602
Jos. A. Bank Clothiers, Inc. (a) (b)	32,304	967,828
Lone Star Steakhouse & Saloon, Inc.	12,200	338,794
M.D.C. Holdings, Inc. (b)	12,610	585,735
Michaels Stores, Inc.	4,554	198,281
P.F. Chang’s China Bistro, Inc. (a) (b)	75,200	2,610,192
Polaris Industries, Inc. (b)	37,016	1,523,208
Stanley Furniture Co., Inc.	49,673	1,058,532
Steak n Shake Co. (The) (a) (b)	124,600	2,104,494
Strattec Security Corp. (a)	12,407	474,816
Zale Corp. (a)	16,896	468,695

		17,067,436

Consumer Staples (1.7%)
Inter Parfums, Inc.	66,600	1,268,064
Sanderson Farms, Inc. (b)	26,600	860,776

		2,128,840

Energy (5.6%)
Berry Petroleum Co., Class A (b)	19,536	550,134
Cabot Oil & Gas Corp.	7,366	353,052
Forest Oil Corp. (a)	39,106	1,235,359
Oceaneering International, Inc. (a)	15,224	468,899
Oil States International, Inc. (a) (b)	41,119	1,130,773
Pioneer Drilling Co. (a) (b)	154,111	1,978,784
Teekay Shipping Corp.	29,732	1,222,283

		6,939,284

Financials (15.7%)
AmerUs Group Co. (b)	11,248	764,976
Assured Guaranty, Ltd.	35,800	928,294
BRE Properties, Inc., Class A, REIT (b)	10,270	613,427
CNA Surety Corp. (a)	44,035	889,507
Colonial BancGroup, Inc.	50,260	1,231,370
Dime Community Bancshares	86,432	1,273,143
First State Bancorp	23,324	605,724
Heritage Property Investment Trust, REIT (b)	13,480	491,481
Hilb, Rogal & Hobbs Co. (b)	32,692	1,394,314
Hub International, Ltd.	24,676	713,630
InnKeepers USA Trust, REIT (b)	68,492	1,115,735
Investment Technology Group, Inc. (a)	13,710	613,523
Midland Co. (The)	17,542	759,919
NewAlliance Bancshares, Inc. (b)	120,706	1,768,344
Peoples Bancorp, Inc.	24,834	725,898
Phoenix Cos., Inc. (The)	76,680	1,073,520
Protective Life Corp.	10,982	502,427
Stewart Information Services Corp.	36,124	1,256,031
Triad Guaranty, Inc. (a)	27,920	1,428,666
Wintrust Financial Corp.	26,675	1,337,751

		19,487,680

Health Care (3.6%)
American Medical Systems Holdings, Inc. (a) (b)	110,100	2,029,143
Greatbatch, Inc. (a)	49,000	1,108,380

	Shares	Fair Value
Common Stocks, continued
Health Care, continued
Owens & Minor, Inc.	13,843	$455,296
Pediatrix Medical Group, Inc. (a)	9,368	427,181
West Pharmaceutical Services, Inc.	10,000	392,700

		4,412,700

Industrials (20.4%)
Briggs & Stratton Corp. (b)	50,624	1,394,691
Curtiss-Wright Corp. (b)	46,280	1,404,598
Esterline Technologies Corp. (a)	62,700	2,116,752
Gardner Denver, Inc. (a)	36,480	1,206,758
Genlyte Group, Inc. (a) (b)	15,440	1,099,328
Gorman-Rupp Co.	29,563	966,710
Granite Construction, Inc.	10,260	547,371
Kaydon Corp. (b)	41,355	1,530,962
LaBarge, Inc. (a)	226,848	2,359,219
Moog, Inc., Class A (a)	52,680	1,825,889
Mueller Industries, Inc. (b)	30,635	1,077,433
Navigant Consulting Co. (a)	50,257	1,008,155
Oshkosh Truck Corp.	40,540	2,046,054
Regal-Beloit Corp.	46,738	2,033,103
TBS International, Ltd., Class A (a)	108,448	830,712
Universal Forest Products, Inc. (b)	18,984	931,165
Watson Wyatt Worldwide, Inc., Class A (b)	30,800	1,260,336
Woodward Governor Co. (b)	48,740	1,634,740

		25,273,976

Information Technology (21.0%)
Avocent Corp (a)	92,900	2,798,148
Commscope, Inc. (a) (b)	16,700	548,762
Comtech Telecommunications Corp. (a) (b)	77,873	2,607,188
Exar Corp. (a)	171,259	2,276,032
Imation Corp. (b)	44,855	1,800,928
Intersil Corp., Class A	13,630	334,617
Ixia (a) (b)	323,863	2,885,619
j2 Global Communications, Inc. (a) (b)	33,400	907,478
KEMET Corp. (a)	95,688	772,202
Kronos, Inc. (a)	107,500	3,664,676
M-Systems Flash Disk Pioneers, Ltd. (a) (b)	12,500	503,000
Perot Systems Corp., Class A (a)	122,600	1,690,654
Richardson Electronics, Ltd.	166,283	1,501,535
Rimage Corp. (a)	48,585	1,089,276
TNS, Inc. (a) (b)	86,300	1,299,678
Varian Semiconductor Equipment Associates, Inc. (a) (b)	25,500	935,850
ViaSat, Inc. (a)	20,000	501,600

		26,117,243

Materials (4.3%)
Gibraltar Industries, Inc.	62,427	1,384,631
Glatfelter (b)	62,445	846,130
IAMGOLD Corp. (b)	60,000	509,400
Minerals Technologies, Inc. (b)	26,915	1,437,260
Sensient Technologies Corp.	15,500	303,335
Spartech Corp. (b)	32,740	876,450

		5,357,206

Utilities (2.4%)
AGL Resources, Inc. (b)	19,710	719,415
Empire District Electric Co. (The) (b)	29,760	666,029
Laclede Group, Inc. (The)	14,368	460,925

Continued

Small Cap Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Utilities, continued
Nicor, Inc. (b)	9,230	$394,675
UIL Holdings Corp.	19,776	741,600

		2,982,644

Total Common Stocks (Cost $96,419,005)		109,767,009

Corporate Bonds (0.1%)
Industrials (0.1%)
Mueller Industries, Inc., 6.00%, 11/1/14	$175,000	161,000

Total Corporate Bonds (Cost $175,000)		161,000

Exchange Traded Funds (4.2%)
iShares Russell 2000 Growth Index Fund (b)	10,600	766,698
iShares Russell 2000 Index Fund (a) (b)	42,500	3,058,725
iShares S&P SmallCap 600 Index Fund	11,600	711,892
iShares S&P SmallCap 600 Growth Index Fund (b)	5,800	693,100

Total Exchange Traded Funds (Cost $5,025,632)		5,230,415

	Principal Amount	Fair Value
Repurchase Agreement (7.2%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $8,941,721 (Collateralized fully by U.S. Government Agencies)	$8,937,960	$8,937,960

Total Repurchase Agreement (Cost $8,937,960)		8,937,960

Securities Held as Collateral for Securities on Loan (23.2%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	28,786,261	28,786,261

Total Securities Held as Collateral for Securities on Loan (Cost $28,786,261)		28,786,261

Total Investments (Cost $139,343,858) — 123.1%		152,882,645
Net other assets (liabilities) — (23.1)%		(28,696,778)

Net Assets — 100.0%		$124,185,867

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

International Equity Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Common Stocks (95.1%)
Australia (2.9%)
Banks (0.8%)
National Australia Bank, Ltd.	76,288	$2,086,111

Property & Causulty Insurance (1.1%)
QBE Insurance Group, Ltd.	163,663	2,987,664

Transportation (1.0%)
Qantas Airways, Ltd.	889,400	2,591,129

		7,664,904

Austria (0.4%)
Telecommunications (0.4%)
Telekom Austria AG	45,628	1,151,243

Belgium (1.5%)
Banking & Insurance Services (1.1%)
KBC Groep SA	27,203	2,864,436

Chemicals (0.4%)
Solvay SA	8,401	1,086,460

		3,950,896

Finland (1.6%)
Paper & Related Products (1.0%)
UPM — Kymmene, Oyj	106,100	2,520,969

Telecommunications (0.6%)
Nokia OYJ	77,650	1,541,757

		4,062,726

France (7.6%)
Insurance (1.7%)
Axa	118,475	4,368,213

Oil & Gas (2.4%)
Total SA	95,046	6,236,297

Pharmaceuticals (1.2%)
Sanofi-Aventis SA	36,375	3,237,597

Real Estate (0.5%)
Unibail	5,624	1,181,546

Telecommunications (1.8%)
France Telecom SA	207,619	4,764,621

		19,788,274

Germany (7.4%)
Automobiles & Trucks (0.5%)
Bayerische Motoren Werke AG	23,422	1,255,275

Banking & Finance (1.5%)
Deutsche Postbank AG	37,403	2,839,689
IKB Deutsche Industriebank AG	33,699	1,178,403

		4,018,092

Diversified Products (0.5%)
Siemens AG	13,519	1,179,448

Electric Utilities (1.5%)
E.On AG	33,389	3,967,090

Insurance (0.3%)
Hannover Rueckversicherungs AG (a)	16,304	685,475

Insurance-Multi-Line (2.0%)
Allianz AG	29,242	5,060,095

Manufacturing (0.4%)
Man AG	13,026	1,100,433

	Shares	Fair Value
Common Stocks, continued
Germany, continued
Retail (0.6%)
Metro AG	27,792	$1,621,268

Telecommunications (0.1%)
Premiere AG (a)	19,316	255,927

		19,143,103

Great Britain (22.4%)
Advertising/Marketing (0.4%)
WPP Group PLC	93,182	1,154,832

Banks (4.9%)
Barclays PLC	510,815	6,445,434
Royal Bank of Scotland Group PLC	177,779	6,120,555

		12,565,989

Beverages — Wine & Spirits (2.2%)
Cadbury Schweppes PLC	122,336	1,302,007
Diageo PLC	246,618	4,356,075

		5,658,082

Building & Construction (0.3%)
Balfour Beatty PLC	95,013	732,395

Distribution/Wholesale (0.9%)
Wolseley PLC	113,178	2,385,773

Diversified Operations/Commercial (0.2%)
Rentokil Initial PLC	198,694	544,943

Electric — Distribution (0.6%)
Scottish & Southern Energy PLC	62,100	1,532,271

Insurance (1.8%)
Prudential Corp. PLC	383,033	4,757,795

Media (0.2%)
ITV PLC	284,224	514,802

Oil & Gas (2.5%)
BP PLC	594,623	6,478,781

Pharmaceuticals (1.2%)
AstraZeneca PLC	16,877	1,054,655
GlaxoSmithKline PLC	74,996	1,996,486

		3,051,141

Research & Development (0.4%)
Taylor Nelson Sofres PLC	247,843	992,931

Retail — Apparel (0.4%)
GUS PLC	62,462	1,129,592

Retail — Building (0.8%)
Kingfisher PLC	439,317	2,017,045

Retail — Consumer Electronics (0.5%)
Kesa Electricals PLC	193,780	1,181,740

Retail — Food (1.5%)
Tesco PLC	560,640	3,778,463

Telecommunication Services (2.4%)
Vodafone Group PLC	2,761,487	6,320,050

Tobacco (1.2%)
Gallaher Group PLC	188,860	3,090,154

		57,886,779

Hong Kong (1.7%)
Manufacturing — Consumer Goods (0.3%)
Yue Yuen Industrial Holdings, Ltd.	237,000	736,214

Continued

International Equity Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Shares	Fair Value
Common Stocks, continued
Hong Kong, continued
Real Estate (0.5%)
Sun Hung Kai Properties, Ltd.	109,000	$1,189,984

Retail — Diversified (0.5%)
Esprit Asia Holdings, Ltd.	142,500	1,299,628

Telecommunications (0.4%)
Hutchison Telecommunications (a)	644,000	1,139,135

		4,364,961

Ireland (2.8%)
Banking & Finance (2.1%)
Bank of Ireland	201,526	3,940,018
Depfa Bank PLC	86,071	1,591,098

		5,531,116

Building & Construction (0.7%)
CRH PLC	53,723	1,813,903

		7,345,019

Italy (1.7%)
Banking & Finance (0.9%)
UniCredito Italiano S.p.A.	296,195	2,457,933

Oil & Gas (0.8%)
Eni S.p.A.	68,254	2,022,411

		4,480,344

Japan (19.9%)
Automobiles & Trucks (3.8%)
Honda Motor Co., Ltd.	73,600	2,473,897
Mitsubishi Corp.	114,400	2,150,267
Nissan Motors Co., Inc.	227,200	2,544,963
Toyota Motor Corp.	51,000	2,772,162

		9,941,289

Banks (2.8%)
Bank of Yokohama, Ltd. (The)	199,000	1,566,929
Sumitomo Mitsui Financial Group, Inc.	296	3,107,612
Sumitomo Trust & Banking Co., Ltd.	162,000	1,695,301
Takefuji Corp.	22,130	1,015,533

		7,385,375

Brewery (0.6%)
Asahi Breweries, Ltd.	113,700	1,657,704

Diversified Chemicals (1.6%)
Nitto Denko Corp.	35,300	2,092,117
Shin-Etsu Chemical Co., Ltd.	31,900	2,036,458

		4,128,575

Diversified Financials (0.4%)
Nomura Holdings, Inc.	64,400	1,134,129

Drugs (0.3%)
Tanabe Seiyaku Co., Ltd.	72,000	902,210

Electric Products (0.8%)
Funai Electric Co., Ltd.	9,400	885,801
Yokogawa Electric Corp.	86,000	1,130,066

		2,015,867

Electronic Components (1.2%)
Murata Manufacturing Co., Ltd.	12,400	860,892
Rohm Co., Ltd.	23,300	2,164,093

		3,024,985

	Shares	Fair Value
Common Stocks, continued
Japan, continued
Finance Services (0.4%)
Aiful Corp.	26,350	$1,019,554

Industrial (1.0%)
East Japan Railway Co.	224	1,566,540
SMC Corp.	7,800	1,032,207

		2,598,747

Insurance (0.9%)
Mitsui Sumitomo Insurance Co., Ltd.	181,000	2,263,458

Manufacturing (0.3%)
NTN Corp.	108,000	854,051

Manufacturing-Diversified (0.4%)
NOK Corp.	40,200	992,151

Office Equipment (1.1%)
Canon, Inc.	54,100	2,821,573

Oil & Gas (0.4%)
Tokyo Gas Co., Ltd.	203,000	1,017,492

Property & Causulty Insurance (0.4%)
Sompo Japan Insurance, Inc.	78,000	1,021,641

Real Estate (0.4%)
Mitsui Fudosan Co., Ltd.	42,000	954,788

Retail (0.6%)
AEON Co., Ltd.	66,800	1,637,338

Retail — Automobile (0.8%)
Bridgestone Corp.	109,200	2,205,080

Telecommunications (1.2%)
KDDI Corp.	146	909,796
NTT DoCoMo, Inc.	1,409	2,171,179

		3,080,975

Tobacco (0.5%)
Japan Tobacco, Inc.	304	1,181,407

		51,838,389

Netherlands (10.1%)
Air Freight & Logistics (1.1%)
TNT NV	74,637	2,830,435

Banking & Finance (3.8%)
ABN AMRO Holding NV	302,134	8,810,694
ING Groep NV	30,370	1,335,770

		10,146,464

Electronic Equipment (0.8%)
ASML Holding NV (a)	93,987	2,197,411

Electronics (1.0%)
Koninklijke (Royal) Philips Electronics NV	71,476	2,507,564

Multi-Line Insurance (1.5%)
Aegon NV	207,643	3,893,751

Publishing (1.1%)
Reed Elsevier NV	166,144	2,770,085

Telecommunications (0.8%)
Koninklijke (Royal) KPN NV	157,762	2,012,255

		26,357,965

Norway (0.5%)
Telecommunications (0.5%)
Telenor ASA	102,300	1,334,457

Continued

International Equity Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Shares	Fair Value
Common Stocks, continued
Singapore (0.1%)
Retail (0.1%)
Jardine Cycle & Carriage, Ltd.	28,908	$218,462

Spain (3.0%)
Banking & Finance (2.2%)
Banco Santander Central Hispano SA	358,373	5,666,102

Petroleum (0.8%)
Repsol-YPF SA	67,638	2,012,735

		7,678,837

Sweden (1.8%)
Appliances (0.4%)
Electrolux AB, Class B	62,800	1,020,135

Machinery & Equipment (0.5%)
Sandvik AB	130,100	1,491,789

Manufacturing (0.3%)
Husqvarna AB (a)	62,800	739,383

Telecommunications (0.6%)
Telefonaktiebolaget LM Ericsson, B Shares	425,000	1,473,579

		4,724,886
Switzerland (9.7%)
Banks (2.8%)
Credit Suisse Group	125,036	7,236,505

Biotechnology (0.4%)
Straumann Holding AG	4,714	1,015,314

Building Materials (0.9%)
Holcim, Ltd.	29,168	2,384,585

	Shares	Fair Value
Common Stocks, continued
Switzerland, continued
Chemicals (0.4%)
Clariant AG	67,634	$914,339

Food Products (1.0%)
Nestle SA	7,699	2,685,196

Insurance (0.6%)
Swiss Re	21,880	1,674,999

Pharmaceuticals (3.6%)
Novartis AG	67,910	3,965,627
Roche Holding AG	31,361	5,423,764

		9,389,391

		25,300,329

Total Common Stocks (Cost $182,608,966)		247,291,574

Exchange Traded Funds (2.3%)
United States (2.3%)
iShares MSCI EAFE Index	87,000	5,891,640

Total Exchange Traded Funds (Cost $5,845,333)		5,891,640

Total Investments (Cost $188,454,299) — 97.4%		253,183,214
Net other assets (liabilities) — 2.6%		6,715,867

Net Assets — 100.0%		$259,899,081

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value in US Dollar	Fair Value	Unrealized Appreciation (Depreciation)
Short
British Sterling Pound vs. U.S. Dollar	11/27/06	£ 675,000	$1,248,109	$1,264,517	$(16,408)
British Sterling Pound vs. U.S. Dollar	11/27/06	3,790,000	7,167,080	7,100,029	67,051
British Sterling Pound vs. U.S. Dollar	11/27/06	2,475,000	4,709,057	4,636,561	72,496

Total Short Contracts			$13,124,246	$13,001,107	$123,139

Long
British Sterling Pound vs. U.S. Dollar	11/27/06	£ 935,000	$1,728,020	$1,751,590	$23,570

Total Long Contracts			$1,728,020	$1,751,590	$23,570

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Special Opportunities Equity Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Common Stocks (93.1%)
Consumer Discretionary (18.9%)
Comcast Corp., Class A (a) (b)	255,500	$9,415,174
Costco Wholesale Corp. (b)	109,500	5,439,960
Laureate Education, Inc. (a) (b)	138,587	6,632,774
News Corp., Class A	423,500	8,321,775
WCI Communities, Inc. (a) (b)	108,700	1,895,728
YUM! Brands, Inc.	137,900	7,177,695

		38,883,106

Consumer Staples (3.9%)
Smithfield Foods, Inc. (a)	295,540	7,985,491

Energy (17.6%)
Apache Corp. (b)	131,000	8,279,200
CONSOL Energy, Inc.	238,500	7,567,605
Noble Corp. (b)	123,000	7,894,140
Pioneer Natural Resources Co. (b)	134,000	5,242,080
Weatherford International, Ltd. (a)	178,000	7,426,160

		36,409,185

Financials (6.7%)
Markel Corp. (a)	14,600	5,995,636
Wells Fargo & Co.	217,500	7,869,150

		13,864,786

Health Care (15.7%)
C.R. Bard, Inc. (b)	88,400	6,630,000
Emdeon Corp. (a)	626,500	7,336,315
KOS Pharmaceuticals, Inc. (a)	191,000	9,439,220
MedCath Corp. (a) (b)	160,900	4,841,481
UnitedHealth Group, Inc.	83,200	4,093,440

		32,340,456

Industrials (14.2%)
J.B. Hunt Transport Services, Inc. (b)	201,500	4,185,155
L-3 Communications Holdings, Inc.	103,800	8,130,654
Nalco Holdings Co. (a)	451,500	8,361,780
PACCAR, Inc.	150,000	8,553,000

		29,230,589

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Information Technology (16.1%)
Activision, Inc. (a) (b)	295,000	$4,454,500
ATI Technologies, Inc. (a)	207,000	4,440,150
Checkfree Corp. (a)	113,500	4,689,820
Digital Insight Corp. (a)	102,500	3,005,300
Fair Issac Corp. (b)	193,000	7,058,010
Symantec Corp. (a) (b)	451,500	9,607,920

		33,255,700

Total Common Stocks (Cost $154,279,456)		191,969,313

Investment Company (0.2%)
Morgan Stanley Quality Municipal Income Trust (b)	33,800	494,832

Total Investment Company (Cost $445,097)		494,832

Repurchase Agreement (6.5%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $13,500,699 (Collateralized fully by U.S. Government Agencies)	$13,495,020	13,495,020

Total Repurchase Agreement (Cost $13,495,020)		13,495,020

Securities Held as Collateral for Securities on Loan (29.9%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	61,799,055	61,799,055

Total Securities Held as Collateral for Securities on Loan (Cost $61,799,055)		61,799,055

Total Investments (Cost $230,018,628) — 129.7%		267,758,220
Net other assets (liabilities) — (29.7)%		(61,324,221)

Net Assets — 100.0%		$206,433,999

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Equity Income Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Common Stocks (94.0%)
Consumer Discretionary (3.5%)
KB Home (b)	95,000	$4,161,000

Consumer Staples (10.0%)
Altria Group, Inc.	31,420	2,405,201
Diageo PLC, ADR	28,500	2,024,640
General Mills, Inc.	54,000	3,056,400
Kimberly-Clark Corp. (b)	67,000	4,379,120

		11,865,361

Energy (18.8%)
ChevronTexaco Corp. (b)	72,500	4,702,350
ConocoPhillips	64,500	3,839,685
Kinder Morgan Management, LLC (a) (b)	120,479	5,086,623
Natural Resource Partners L.P.	7,800	391,482
Natural Resource Partners L.P.	90,800	4,631,708
Petroleo Brasileiro SA, ADR	45,000	3,772,350

		22,424,198

Financials (24.2%)
CitiGroup, Inc.	72,885	3,620,198
Endurance Specialty Holdings, Ltd.	137,000	4,830,620
Equity Inns, Inc., REIT	234,400	3,731,648
First Industrial Realty Trust, REIT	110,000	4,840,000
Mills Corp. (The), REIT (b)	49,000	818,790
U.S. Bancorp	99,000	3,288,780
Washington Real Estate Investment Trust, REIT (b)	93,500	3,721,300
Weingarten Realty Investors, REIT (b)	89,500	3,850,290

		28,701,626

Health Care (8.2%)
Abbott Laboratories	96,500	4,686,040
Pfizer, Inc.	179,500	5,090,620

		9,776,660

Industrials (3.6%)
General Electric Co.	122,900	4,338,370

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Information Technology (11.1%)
Microchip Technology, Inc.	139,000	$4,506,380
Nokia Corp., ADR (b)	214,000	4,213,660
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (b)	473,000	4,540,800

		13,260,840

Materials (3.4%)
E.I. DuPont de Nemours & Co.	95,000	4,069,800

Telecommunication Services (3.8%)
AT&T, Inc. (b)	140,500	4,574,680

Utilities (7.4%)
Dominion Resources, Inc., Virginia (b)	57,500	4,398,175
Pinnacle West Capital Corp. (b)	98,000	4,414,900

		8,813,075

Total Common Stocks (Cost $96,350,118)		111,985,610

Repurchase Agreement (5.6%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $6,676,368 (Collateralized fully by U.S. Government Agencies)	$6,673,560	6,673,560

Total Repurchase Agreement (Cost $6,673,560)		6,673,560

Securities Held as Collateral for Securities on Loan (25.8%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	30,739,802	30,739,802

Total Securities Held as Collateral for Securities on Loan (Cost $30,739,802)		30,739,802

Total Investments (Cost $133,763,480) — 125.4%		149,398,972
Net other assets (liabilities) — (25.4)%		(30,282,293)

Net Assets — 100.0%		$119,116,679

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Short U.S. Government Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
U.S. Government Agencies (47.4%)
Federal Farm Credit Bank (8.2%)
4.13%, 4/15/09	$5,000,000	$4,900,500
5.38%, 7/18/11	1,000,000	1,017,733

		5,918,233

Federal Home Loan Bank (12.1%)
3.25%, 12/17/07 (b)	3,000,000	2,936,154
3.63%, 11/14/08 (b)	4,000,000	3,891,256
4.63%, 2/18/11, Series 616	2,000,000	1,976,440

		8,803,850

Federal Home Loan Mortgage Corporation (12.1%)
3.25%, 2/25/08 (b)	4,000,000	3,899,916
3.50%, 4/1/08	5,000,000	4,889,590

		8,789,506

Federal National Mortgage Assoc. (15.0%)
3.88%, 5/15/07 (b)	4,000,000	3,966,116
4.63%, 1/15/08 (b)	7,000,000	6,962,270

		10,928,386

Total U.S. Government Agencies (Cost $34,707,587)		34,439,975

Mortgage-Backed Securities (28.5%)
Federal Home Loan Mortgage Corporation (10.4%)
5.00%, 12/1/08, Pool # M80714	524,043	519,703
4.50%, 1/1/10, Pool # M80792	1,715,348	1,689,902
3.50%, 10/15/10, Series 2786, Class PA	1,528,738	1,519,412
4.50%, 1/15/11, Pool # 2782	1,625,463	1,615,091
6.50%, 5/1/13, Pool # E00548	255,546	260,186
3.50%, 8/15/16, Series 2866, Class WE	1,206,637	1,195,075
6.00%, 9/1/16, Pool # E01049	718,873	729,281

		7,528,650

Federal National Mortgage Assoc. (18.1%)
4.50%, 1/1/10, Pool # 254626	1,388,965	1,360,449
4.50%, 9/25/12, Series 2002-82, Class XJ	104,143	103,808
6.50%, 8/1/13, Pool # 251901	578,687	591,696
6.00%, 3/1/16, Pool # 253702	446,496	453,502
6.00%, 4/1/16, Pool # 535846	443,903	450,868

	Principal Amount	Fair Value
Mortgage-Backed Securities, continued
Federal National Mortgage Assoc., continued
6.50%, 4/1/16, Pool # 253706	$742,722	$759,315
6.00%, 8/1/16, Pool # 545125	320,875	325,895
5.00%, 11/1/17, Pool # 254510	1,815,035	1,789,647
5.00%, 12/1/17, Pool # 254545	1,948,644	1,921,388
4.50%, 3/1/18, Pool # 555292	2,815,546	2,724,900
6.00%, 4/25/18, Series 2002-27, Class VB	2,500,922	2,498,575
2.75%, 6/25/34, Series 2004-W4, Class AI	149,702	149,194

		13,129,237

Total Mortgage-Backed Securities (Cost $20,963,699)		20,657,887

U.S. Treasury Notes (19.7%)
4.38%, 1/31/08	2,000,000	1,988,124
3.75%, 5/15/08 (b)	1,500,000	1,476,621
4.00%, 4/15/10 (b)	2,000,000	1,961,484
4.25%, 10/15/10 (b)	9,000,000	8,888,202

Total U.S. Treasury Notes (Cost $14,368,890)		14,314,431

Repurchase Agreement (3.2%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $2,303,694 (Collateralized fully by U.S. Government Agencies)	2,302,725	2,302,725

Total Repurchase Agreement (Cost $2,302,725)		2,302,725

Securities Held as Collateral for Securities on Loan (47.7%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	34,618,745	34,618,745

Total Securities Held as Collateral for Securities on Loan (Cost $34,618,745)		34,618,745

Total Investments (Cost $106,961,646) —146.5%		106,333,763
Net other assets (liabilities) — (46.5)%		(33,729,534)

Net Assets — 100.0%		$72,604,229

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
Mortgage-Backed Securities (43.8%)
Federal Home Loan Mortgage Corp. (17.7%)
5.13%, 10/15/15, Series R003, Class AG	$22,269,077	$22,075,328
4.50%, 5/1/34, Pool # A21214	9,064,433	8,490,680
4.50%, 2/1/18, Pool # E94445	7,689,143	7,428,973
5.50%, 2/1/29, Pool # A18613	6,921,981	6,863,891
5.00%, 7/15/23, Series 2638, Class DH	2,302,000	2,222,988

		47,081,860

Federal National Mortgage Assoc. (26.1%)
5.00%, 1/1/18, Pool # 650205	6,440,624	6,346,350
4.50%, 3/1/18, Pool # 555292	5,631,093	5,449,802
5.50%, 1/1/33, Pool # 678321	2,156,487	2,131,923
5.00%, 7/1/33, Pool # 724965	3,826,185	3,689,618
5.00%, 8/1/33, Pool # 738751	1,660,403	1,601,340
5.00%, 8/1/33, Pool # 724365	1,249,017	1,204,683
5.00%, 10/1/33, Pool # 753298	1,006,976	971,328
4.50%, 9/1/34, Pool # 725866	8,507,447	7,947,496
6.50%, 11/1/34, Pool # 783476	3,791,327	3,863,504
5.50%, 5/1/35, Pool # 825530	15,930,935	15,695,747
5.50%, 9/1/35, Pool # 835787	10,972,779	10,810,788
7.00%, 8/1/36, Pool # 256360	9,762,660	10,028,503

		69,741,082

Total Mortgage-Backed Securities (Cost $118,702,277)		116,822,942

U.S. Treasury Bonds & Notes (31.9%)
3.38%, 1/15/07	5,000,000	6,366,457
4.88%, 7/31/11	54,000,000	54,626,508
4.00%, 2/15/15	25,000,000	23,930,675

Total U.S. Treasury Bonds & Notes (Cost $84,707,318)		84,923,640

U.S. Government Agencies (15.3%)
Federal Home Loan Mortgage Corp. (11.4%)
5.88%, 3/21/11 (b)	15,000,000	15,465,450
5.00%, 11/13/14, Series MTN, Callable 11/13/06 @100 (b)	15,000,000	14,829,705

		30,295,155

	Principal Amount	Fair Value
U.S. Government Agencies, continued
Federal National Mortgage Assoc. (1.9%)
5.13%, 1/2/14 (b)	$5,000,000	$4,986,130

Sovereign (2.0%)
Tennessee Valley Authority, 6.79%, 5/23/12	5,000,000	5,450,100

Total U.S. Government Agencies (Cost $41,279,881)		40,731,385

U.S. Government Backed Securities (7.9%)
Banking & Financial Services (7.9%)
Private Export Funding, 4.97%, 8/15/13	4,350,000	4,363,607
Private Export Funding, 4.55%, 5/15/15	10,000,000	9,716,450
Private Export Funding, 4.95%, 11/15/15	7,000,000	7,002,751

Total U.S. Government Backed Securities (Cost $21,638,756)		21,082,808

Repurchase Agreement (0.8%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $2,047,349 (Collateralized fully by U.S. Government Agencies)	2,046,488	2,046,488

Total Repurchase Agreement (Cost $2,046,488)		2,046,488

Securities Held as Collateral for Securities on Loan (13.5%)
Pool of Various Securities for BB&T Funds — Note 2 —Security Loans	35,975,000	35,975,000

Total Securities Held as Collateral for Securities on Loan (Cost $35,975,000)		35,975,000

Total Investments (Cost $304,349,720) — 113.2%		301,582,263
Net other assets (liabilities) — (13.2)%		(35,205,721)

Net Assets — 100.0%		$266,376,542

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
Corporate Bonds (40.3%)
Aerospace & Defense (0.4%)
Raytheon Co., 6.15%, 11/1/08	$1,425,000	$1,449,581

Airlines (0.8%)
Southwest Airlines Co., 5.25%, 10/1/14	2,980,000	2,907,792

Auto — Cars/Light Trucks (0.6%)
DaimlerChrysler, 4.88%, 6/15/10	2,230,000	2,166,675

Banking & Financial Services (29.8%)
Accredited Mortgage Loan Trust, Series 2005-4, Class A2B, 5.47%, 12/25/35 (d)*	2,070,000	2,070,910
American Express Credit Account Master Trust, 5.33%, 3/15/11 (d)*	3,840,000	3,834,382
Bank of America Commercial Mortgage, Inc., 4.81%, 12/10/42, Series 2004-6, Class A5	1,863,000	1,799,015
Bank of America Corp., 4.25%, 10/1/10 (d)	975,000	945,013
Bank of America Corp., 5.39%, Series 2006-5 Class A3, 2/10/14 (f)	2,427,000	2,439,236
Boeing Capital Corp., 7.38%, 9/27/10	3,010,000	3,244,931
Chase Credit Card Master Trust, Series 2003-3, Class A, 5.44%, 10/15/10 (d)	1,730,000	1,733,167
Chase Funding Mortgage Loan Asset-Backed, 5.42%, 5/25/33, Series 2003-4, Class 1A5	5,295,000	5,257,460
CIT Group, Inc., 5.00%, 2/13/14	1,378,000	1,332,117
CitiGroup Credit Card Issuance Trust, 5.61%, Series 2003-A1, Class A1, 1/15/10 (d)*	330,000	330,478
Countrywide Asset-Backed Certificates, 5.70%, 8/25/34, Series 2004-3, Class 3A3 (d)*	7,960,000	7,989,445
Countrywide Asset-Backed Certificates, 5.53%, 10/25/35, Series 2005-4, Class 3AV2 (d)*	3,628,751	3,632,167
Credit-Based Asset Servicing and Securitization, 4.83%, 8/25/35, Series 2005-CB5, Class AF2*	4,150,000	4,096,742
CS First Boston Mortgage Securities Corp., 3.52%, 1/15/37, Series 2004-C1, Class A2	3,910,000	3,795,055
ERP Operating LP, 5.13%, 3/15/16	1,950,000	1,883,710
Gatx Financial Corp., 5.13%, 4/15/10	3,599,000	3,555,567
General Electric Capital Commercial Mortgage Corp., 3.92%, 11/10/38, Series 2004-C1, Class A2	5,560,000	5,368,958
Goldman Sachs Group, Inc., 5.125%, 1/15/15	1,995,000	1,934,147
JPMorgan Chase Commercial Mortgage Securities, 5.41%, Series 2005-A816 11/25/35, Class 1A1	5,509,493	5,438,041
JPMorgan Chase Commercial Mortgage Securities, 5.58%, Series 2006-CB16, 5/12/45, Class A3B	3,100,000	3,135,704
Lehman Brothers Holdings, Inc., 4.80%, 3/13/14, Series MTNG	3,642,000	3,493,672
MBNA Credit Card Master Note Trust, 5.45%, 8/16/10, Series 2003-A3, Class A3 (d)*	2,240,000	2,243,847
MBNA Credit Card Master Note Trust, Series 00-D, Class A, 5.53%, 8/16/10*	3,460,000	3,464,149
Merrill Lynch & Co., 6.00%, 2/17/09 (b)	3,435,000	3,492,018
Merrill Lynch/Countrywide Commercial Mortgage, 5.39%, 7/12/46	2,700,000	2,714,732
Morgan Stanley, 4.25%, 5/15/10 (b)	3,614,000	3,494,810
Residential Asset Mortgage Products, Inc., 4.02%, 3/25/33, Series 2003-RS4, Class AI6	3,923,865	3,763,754

	Principal Amount	Fair Value
Corporate Bonds, continued
Banking & Financial Services, continued
Residential Asset Mortgage Products, Inc., 5.58%, 11/25/35, Series 2005-RZ4, Class A2 (d)*	$3,031,000	$3,036,564
Residential Asset Securities Corp., 5.48%, 7/25/35, Series 2005-KS6, Class A2 (d)*	6,632,000	6,634,893
Structured Asset Investment Loan Trust, 5.54%, 1/25/36, Series 2005-11, Class A6 (d)*	5,531,000	5,542,543
Synovus Financial Corp., 4.88%, 2/15/13	2,280,000	2,226,119
Wachovia Corp., 4.38%, 6/1/10 (b)	1,827,000	1,783,581
Wells Fargo Co., 5.30%, 8/26/11 (b)	3,840,000	3,865,647
Wells Fargo Home Equity Trust, Series 2004-2, Class AI3, 3.97%, 9/25/24	3,162,000	3,095,459

		112,668,033

Correctional Institutions (0.5%)
Corrections Corp. of America, 6.25%, 3/15/13, Callable 3/15/09 @ 103.125	1,840,000	1,803,200

Information Technology (2.4%)
Cisco Systems Inc., 5.50%, 2/1/16	1,940,000	1,955,429
Electric Data Systems, Series B, 6.50%, 8/1/13	3,481,000	3,531,217
Oracle Corp., 5.00%, 1/15/11 (b)	3,605,000	3,570,561

		9,057,207

Office Automation & Equipment (0.2%)
Xerox Corp., 6.40%, 3/15/16	920,000	915,400

Oil — Field Services (0.2%)
Halliburton Co., 8.75%, 2/15/21	475,000	603,249

Paper & Related Products (0.8%)
International Paper Co., 6.75%, 9/1/11	3,013,000	3,199,460

Retail (0.4%)
Lowe’s Companies, Inc., 8.25%, 6/1/10	1,468,000	1,617,840

Telecommunications (1.4%)
America Movil SA de CV, 5.75%, 1/15/15 (b)	1,314,000	1,294,098
Motorola, Inc., 7.50%, 5/15/25 (b)	3,570,000	4,127,359

		5,421,457

Utilities (2.8%)
American Electric Power, 5.38%, 3/15/10, Series C	4,620,000	4,620,707
FirstEnergy Corp., 6.45%, 11/15/11 (b)	1,910,000	1,992,466
General Electric Capital Corp., 5.00%, 1/8/16 (b)	2,005,000	1,963,338
General Electric Co., 5.00%, 2/1/13 (b)	2,140,000	2,115,820

		10,692,331

Total Corporate Bonds (Cost $153,153,664)		152,502,225

Mortgage-Backed Securities (35.8%)
Federal Home Loan Mortgage Corp. (13.7%)
6.00%, 10/1/19, Pool # G11679	2,389,928	2,423,614
5.00%, 5/1/20, Pool # B19275	3,360,401	3,302,233
5.50%, 11/1/20, Pool # J02711	1,612,820	1,611,864
5.50%, 3/1/21, Pool # J01432	560,735	560,633
5.00%, 7/1/25, Pool # C90908	2,880,002	2,797,985
4.50%, 6/1/35, Pool # G01842	2,289,596	2,140,531
5.50%, 6/1/35, Pool # A35148	5,466,473	5,393,620
5.50%, 7/1/35, Pool # A36540	3,412,036	3,366,564

Continued

Total Return Bond Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Fair Value
Mortgage-Backed Securities, continued
Federal Home Loan Mortgage Corp., continued
6.00%, 7/1/35, Pool # A36304	$1,537,383	$1,545,434
5.50%, 8/1/35, Pool # A36652	1,373,016	1,354,718
5.00%, 9/1/35, Pool # A37961	1,835,253	1,766,047
5.50%, 9/1/35, Pool # G08080	1,031,649	1,017,900
5.50%, 12/1/35, Pool # A40359	1,614,462	1,592,946
5.50%, 4/1/36, Pool # A44445	4,206,145	4,148,492
6.50%, 5/1/36, Pool # A48509	2,263,085	2,305,347
5.00%, 7/1/36, Pool # G02291	686,034	659,827
5.92%, 7/1/36, Pool # 1G2448	3,074,887	3,084,387
5.87%, 8/1/36, Pool # 1B7116	3,636,137	3,642,800
5.87%, 8/1/36, Pool # 1G1094	3,654,371	3,662,810
5.56%, 10/15/36, Pool # 10036 (f)	5,910,000	5,682,831

		52,060,583

Federal National Mortgage Assoc. (18.9%)
6.00%, 10/1/13, Pool # 252061	154,046	156,410
5.50%, 4/1/18, Pool # 685496	238,400	238,292
4.50%, 6/1/19, Pool # 780349	3,290,488	3,174,860
5.00%, 8/1/20, Pool # 832058	389,336	382,589
5.00%, 8/1/20, Pool # 838787	600,494	590,089
5.50%, 11/1/20, Pool # 843972	1,407,255	1,406,618
5.50%, 12/1/20, Pool # 831138	1,758,840	1,758,044
5.50%, 5/1/21, Pool # 895628	3,226,917	3,225,455
5.00%, 9/1/25, Pool # 255892	1,737,390	1,686,598
6.50%, 1/1/35, Pool # 809198	1,351,088	1,375,897
5.50%, 3/1/35, Pool # 787561	6,500,895	6,404,923
5.50%, 4/1/35, Pool # 822982	4,928,171	4,864,585
6.00%, 4/1/35, Pool # 735503 (b)	501,284	503,596
7.00%, 6/1/35, Pool # 255820	1,148,337	1,179,608
7.00%, 6/1/35, Pool # 830686	1,365,792	1,402,984
5.00%, 9/1/35, Pool # 757857	1,448,078	1,391,684
5.50%, 10/1/35, Pool # 817568	2,670,588	2,632,368
6.00%, 10/1/35 (f)	14,637,000	14,701,038
5.00%, 11/1/35, Pool # 844280	4,516,350	4,340,465
5.50%, 2/1/36, Pool #256101	2,237,810	2,205,784
5.50%, 2/1/36, Pool # 831295	1,310,480	1,291,726
6.50%, 3/1/36, Pool # 866062	2,428,640	2,473,234
5.62%, 5/1/36, Pool # 871259	3,329,329	3,299,124
6.50%, 7/1/36, Pool # 887293	2,206,428	2,246,942
5.95%, 8/1/36, Pool # 900502	3,713,846	3,731,941
5.56%, 10/25/36 (f)	4,840,000	4,650,940

		71,315,794

Government National Mortgage Assoc. (3.2%)
5.00%, 10/1/35 (f)	12,549,862	12,189,053

Total Mortgage-Backed Securities (Cost $136,272,217)		135,565,430

U.S. Treasury Notes (16.9%)
2.00%, 1/15/14	8,774,000	9,478,572
2.00%, 1/15/16	2,021,000	2,024,556
7.25%, 5/15/16 (b)	5,145,000	6,166,365
8.88%, 8/15/17 (b)	25,907,000	35,000,771
7.88%, 2/15/21 (b)	8,532,000	11,212,251

Total U.S. Treasury Notes (Cost $62,104,796)		63,882,515

U.S. Government Agencies (10.0%)
Federal Home Loan Bank (1.7%)
4.85%, 8/10/10, Callable 2/10/07 @ 100 (b)	4,130,000	4,075,484

	Principal Amount	Fair Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
Series FB11, 5.88%, 2/15/11 (b)	$2,335,000	$2,409,879

		6,485,363

Federal Home Loan Mortgage Corp. (2.8%)
Series MTN, 4.50%, 6/15/10, Callable 6/15/06 @ 100 (b)	1,995,000	1,956,894
4.88%, 11/15/13	5,202,000	5,175,069
5.50%, 7/15/16, Series 3061 Class VU (b)	3,614,127	3,639,970

		10,771,933

Federal National Mortgage Assoc. (5.5%)
7.25%, 1/15/10, Series B (b)	6,440,000	6,892,725
6.13%, 3/15/12 (b)	4,328,000	4,572,878
5.50%, 11/25/16, Series 2005-120 Class VA	5,110,391	5,118,954
5.50%, 10/25/24, Series 2006-18, Class CA	3,426,994	3,436,265
4.40%, 11/25/33, Series 2003-W16, Class AF5	690,000	680,691

		20,701,513

Total U.S. Government Agencies (Cost $37,429,350)		37,958,809

Municipal Bonds (6.1%)
California (1.4%)
Fresno County, California, Pension Obligation, Series A, 4.20%, 8/15/13, FGIC	4,060,000	3,854,117
San Bernardino County, California, Financing Authority, Pension Obligation Revenue, 6.87%, 8/1/08, MBIA	1,685,000	1,737,454

		5,591,571

Florida (1.4%)
Gainesville, Florida, Post Employment Benefits Obligation, 4.68%, 10/1/13	1,235,000	1,202,631
Gainesville, Florida, Post Employment Benefits Obligation, 4.71%, 10/1/14	2,580,000	2,507,941
Palm Beach County, Florida, 5.74%, 6/1/12	690,000	711,017
Palm Beach County, Florida, 5.78%, 6/1/13	985,000	1,019,977

		5,441,566

Illinois (1.0%)
Chicago, Illinois, Series B, 5.25%, 1/1/12, XLCA	2,185,000	2,199,771
Illinois State, 3.75%, 6/1/12	1,535,000	1,433,383

		3,633,154

New York (1.3%)
New York State, Series D, 5.20%, 4/15/11	2,230,000	2,238,875
New York State, Series D, 5.21%, 4/15/12	855,000	863,328
Sales Tax Asset Receivables Corp., Series B, 4.06%, 10/15/10, FGIC	1,735,000	1,674,431

		4,776,634

Texas (0.6%)
Brownsville, Texas, Utility System, Series B, 4.92%, 9/1/14, AMBAC	2,470,000	2,435,544

Continued

Total Return Bond Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds, continued
Wisconsin (0.4%)
Wisconsin State General Revenue, Series A, 4.80%, 5/1/13	$1,380,000	$1,353,986

Total Municipal Bonds (Cost $23,020,949)		23,232,455

U.S. Treasury Bonds (3.3%)
8.75%, 5/15/17 (b)	9,380,000	12,524,495

Total U.S. Treasury Bonds (Cost $12,405,511)		12,524,495

Repurchase Agreement (3.3%)
U.S. Bank N.A., 5.05%, dated 9/29/06, maturing 10/2/06, with a maturity value of $12,554,812 (Collateralized fully by U.S. Government Agencies)	12,549,531	12,549,531

Total Repurchase Agreement (Cost $12,549,531)		12,549,531

	Principal Amount	Fair Value
Securities Held as Collateral for Securities on Loan (25.8%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	$97,576,279	$97,576,279

Total Securities Held as Collateral for Securities on Loan (Cost $97,576,279)		97,576,279

Total Investments (Cost $534,512,297) — 141.5%		535,791,739
Net other assets (liabilities) — (41.5)%		(157,043,365)

Net Assets — 100.0%		$378,748,374

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds (101.0%)
Kentucky (101.0%)
Allen County, KY, School District Finance Corp., Revenue, 5.25%, 4/1/10, Prerefunded 4/1/07 @ 102	$455,000	$467,945
Bell County, KY, Public Properties Corp., Revenue, 5.40%, 9/1/13, Prerefunded 3/1/11 @ 102	160,000	174,336
Daviess County, KY, Public Improvements Corp., Refunding Revenue, Series A, 5.60%, 10/1/06, OID	245,000	245,012
Harlan County, KY, School District, School Building Revenue, 4.25%, 7/1/16, MBIA	500,000	517,760
Hopkins County, KY, Correctional Facilities Improvements, G.O., 5.38%, 2/1/09, FGIC	180,000	187,371
Jefferson County, KY, Capital Projects Corp., Revenue, 5.20%, 6/1/08, Callable 6/1/07 @ 102, MBIA	295,000	302,481
Kentucky Area Development District Finance Trust Revenue, Series E, 5.40%, 6/1/14, Callable 6/1/10 @ 102, Wachovia Bank N.A.	220,000	234,995
Kentucky Area Development District Financing, Certificates of Participation, Series L, 5.15%, 5/1/36, Callable 5/1/16 @ 100	505,000	528,972
Kentucky Area Development District Financing, Certificates of Participation, Series M, 4.30%, 8/1/09, Callable 8/1/07 @ 100	250,000	250,250
Kentucky Asset/Liability Commission General Receipts Revenue, 5.00%, 10/1/15	480,000	525,691
Kentucky Economic Development Finance Authority Revenue, Series A, 5.75%, 12/1/15, Prerefunded 6/1/10 @ 101, OID	500,000	532,840
Kentucky Housing Corp., Revenue, Series D, 5.20%, 7/1/07, FHA	65,000	65,543
Kentucky State Property & Buildings Commission Refunding Revenue, Project No. 76, 5.50%, 8/1/21, AMBAC	620,000	724,805
Kentucky State Property & Buildings Commission Refunding Revenue, Project No. 83, 5.00%, 10/1/18, AMBAC	250,000	276,163
Kentucky State Property & Buildings Commission Revenue, 5.15%, 2/1/22, FSA	30,000	32,264
Kentucky State Property & Buildings Commission Revenue, 5.00%, 10/1/22, Prerefunded 10/1/13 @ 100, FSA	465,000	502,898
Kentucky State Property & Buildings Commission Revenue, Project No. 67, 5.50%, 9/1/12, Prerefunded 9/1/10 @ 100	500,000	535,450
Kentucky State Property & Buildings Commission Revenue, Project No. 69, Series A, 5.50%, 8/1/11, FSA	540,000	586,089
Kentucky State Property & Buildings Commission Revenue, Project No. 73, 5.25%, 11/1/11	400,000	429,600
Kentucky State Property & Buildings Commission Revenue, Project No. 74, 5.38%, 2/1/14, Prerefunded 2/1/12 @ 100, FSA	500,000	543,165
Kentucky State Property & Buildings Commission Revenue, Project No. 81, 5.00%, 11/1/16, Callable 11/1/13 @ 100, AMBAC	500,000	539,220

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Kentucky, continued
Kentucky State Turnpike Authority Refunding Revenue, Revitalization Project, Series A, 5.50%, 7/1/11, AMBAC	$200,000	$216,824
Kentucky State Turnpike Authority Refunding Revenue, Revitalization Project, Series A, 5.50%, 7/1/12, AMBAC	500,000	548,415
Kentucky State Turnpike Authority Refunding Revenue, Revitalization Project, Series A, 5.50%, 7/1/15, AMBAC	270,000	304,757
Kentucky State Turnpike Authority Revenue, Series B, 5.00%, 7/1/16, AMBAC	500,000	548,075
Larue County, KY, School District, School Building Revenue, 4.25%, 7/1/15, MBIA	245,000	253,874
Leslie County, KY, Detention Facilities Improvement Project, G.O., 4.75%, 12/1/35, Callable 12/1/15 @ 100, OID	600,000	599,964
Louisville & Jefferson Counties, KY, Metropolitan Sewer District Revenue, Series A, 5.00%, 5/15/10, MBIA	55,000	57,728
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.00%, 10/1/26, Callable 10/1/16 @ 100	500,000	515,895
Louisville & Jefferson County, KY, Metropolitan Sewer District Revenue, Series A, 5.00%, 5/15/36, Callable 11/15/11 @ 101, MBIA, OID	835,000	879,764
Louisville & Jefferson County, KY, Metropolitan Sewer District Revenue, Series A, 5.00%, 5/15/38, Callable 5/15/14 @ 101, FGIC	340,000	358,006
Louisville & Jefferson County, KY, Waterworks & Water Systems Revenue, 5.00%, 11/15/16	495,000	543,787
Louisville & Jefferson County, KY, Waterworks & Water Systems Revenue, 4.00%, 11/15/12	35,000	35,730
Louisville, KY, Parking Authority Revenue, 7.50%, 7/1/09, Callable 1/1/07 @ 100, ETM	350,000	386,057
Paducah, KY, Public Housing Authority Revenue, 5.00%, 10/1/06, U.S. Government Guaranteed	270,000	270,010
Somerset, KY, Independent School District Finance Corp., Revenue, 4.00%, 10/1/08	65,000	65,649
University of KY, University & College Improvements Revenue, Series Q, 5.00%, 5/1/10, ETM	250,000	261,763

Total Municipal Bonds (Cost $13,746,702)		14,049,148

Investment Company (2.2%)
Federated Tax-Free Obligations Fund, Institutional Service Class	303,924	303,924

Total Investment Company (Cost $303,924)		303,924

Total Investments (Cost $14,050,626) — 103.2%		14,353,072
Net other assets (liabilities) — (3.2)%		(448,522)

Net Assets — 100.0%		$13,904,550

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds (95.2%)
Maryland (95.2%)
Anne Arundel County, MD, Water Utility Improvements, G.O., 5.38%, 3/1/13, Prerefunded 3/1/12 @ 100	$400,000	$435,768
Baltimore County, MD, Refunding, G.O., 4.25%, 9/1/25, Callable 9/1/16 @ 100, OID	350,000	348,187
Baltimore County, MD, Water Utility Improvements, Metropolitan District, 70th Issue, G.O., 5.00%, 9/1/16	385,000	425,464
Baltimore, MD, Water Project, Unrefunded Revenue, Series A, 5.00%, 7/1/24, ETM, FGIC, OID	305,000	338,956
Charles County, MD, Construction & Public Improvements Refunding, G.O., 5.00%, 3/1/11	400,000	424,156
Frederick County, MD, Public Facilities Refunding, G.O., 5.00%, 8/1/14	645,000	703,081
Frederick County, MD, Public Facilities, G.O., 5.00%, 12/1/15	500,000	549,405
Maryland State Department of Transportation Revenue, 4.25%, 2/15/17, Callable 2/15/16 @ 100	250,000	258,558
Maryland State Department of Transportation Revenue, Second Issue, 5.00%, 6/1/15	100,000	109,463
Maryland State Health & Higher Educational Facilities Authority Refunding Revenue, Doctors Hospital, Inc., 5.50%, 7/1/24, Callable 7/1/07 @ 100, OID	240,000	240,180
Maryland State Health & Higher Educational Facilities Authority Refunding Revenue, Medstar Health, Inc., 5.00%, 4.375%	145,000	149,750
Maryland State Health & Higher Educational Facilities Authority Refunding Revenue, Medstar Health, Inc., 5.00%, 8/15/12	275,000	289,974
Maryland State Health & Higher Educational Facilities Authority Revenue, 5.13%, 7/1/33, Callable 7/1/08 @ 101, FSA, OID	120,000	123,626
Maryland State Health & Higher Educational Facilities Authority Revenue, Carroll County General Hospital, 4.63%, 7/1/10, OID	75,000	76,879
Maryland State Health & Higher Educational Facilities Authority Revenue, Helix Health Issue, 5.13%, 7/1/11, AMBAC	25,000	26,753
Maryland State Health & Higher Educational Facilities Authority Revenue, Helix Health Issue, 5.13%, 7/1/12, AMBAC, OID	380,000	410,476
Maryland State Health & Higher Educational Facilities Authority Revenue, Helix Health Issue, 5.00%, 7/1/27, AMBAC, OID	230,000	252,039

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Maryland, continued
Maryland State Health & Higher Educational Facilities Authority Revenue, Howard County General Hospital, 5.50%, 7/1/13, Callable 7/1/07 @ 100, OID	$45,000	$45,882
Maryland State, MD, State & Local Facilities Second Series, G.O., 5.00%, 8/1/17, Callable 8/1/16 @ 100	300,000	330,291
Maryland State, MD, State & Local Facilities, First Series, G.O., 5.00%, 3/1/10, Callable 3/1/08 @ 101	350,000	360,546
Maryland State, MD, State & Local Facilities, Second Series, G.O., 5.00%, 8/1/11	380,000	405,118
Montgomery County, MD, Construction & Public Improvements, Series A, G.O., 5.00%, 7/1/17	500,000	554,404
Montgomery County, MD, Construction & Public Improvements, Series A, G.O., 5.00%, 2/1/21, Callable 2/1/12 @ 101	240,000	259,097
Montgomery County, MD, Construction & Public Improvements, Series A, G.O., 5.00%, 2/1/22, Callable 2/1/12 @ 101	500,000	539,785
Prince Georges County, MD, Construction & Public Improvements Refunding G.O., Series B, 5.00%, 10/1/12	690,000	742,715
Prince Georges County, MD, Construction & Public Improvements, G.O., 5.00%, 9/15/13	250,000	271,250
University of MD, System Auxiliary Facility & Tuition Revenue, Series A, 5.00%, 10/1/23, Callable 10/1/16 @ 100	400,000	432,032
Washington County, MD, Public Improvements, G.O., 4.80%, 1/1/08, Callable 1/1/07 @ 100, FGIC	100,000	100,092
Washington Suburban Sanitation District Refunding, G.O., 5.00%, 6/1/12	275,000	295,485

Total Municipal Bonds (Cost $9,356,423)		9,499,412

Investment Company (4.1%)
Federated Maryland Municipal Cash Trust	404,752	404,752

Total Investment Company (Cost $404,752)		404,752

Total Investments (Cost $9,761,175) — 99.3%		9,904,164
Net other assets (liabilities) — 0.7%		64,914

Net Assets — 100.0%		$9,969,078

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds (98.1%)
North Carolina (98.1%)
Alamance County, NC, School Improvements, G.O., 5.00%, 2/1/19, Callable 2/1/16 @ 100	$1,000,000	$1,090,180
Appalachian State University of North Carolina Refunding Revenue, 5.25%, 7/15/20, Callable 7/15/15 @ 100, MBIA	1,000,000	1,101,200
Appalachian State University of North Carolina, Refunding Revenue, 5.00%, 7/15/18, Callable 7/15/15 @ 100, MBIA	1,380,000	1,495,768
Asheville, NC, Water Systems Revenue, Refunding Bonds, 5.00%, 8/1/21, Callable 8/1/15 @ 100, FSA	1,410,000	1,518,387
Bladen County, NC, G.O., 5.60%, 5/1/13, Callable 5/1/10 @ 101.5, FSA	1,150,000	1,244,760
Broad River, NC, Water Authority Water System Revenue. 5.00%, 6/1/19	1,050,000	1,125,926
Brunswick County, NC, Enterprise Systems Revenue, Series A, 5.25%, 4/1/17, Callable 4/1/14 @ 100, FSA	1,000,000	1,095,280
Cabarrus County, NC, Certificates of Participation, 5.25%, 2/1/12, AMBAC	1,285,000	1,382,429
Cabarrus County, NC, Refunding, G.O., 5.00%, 2/1/16	1,000,000	1,095,030
Charlotte, NC, Mecklenberg County Hospital Authority Revenue, Health Care System, Series A, 5.00%, 1/15/13, Callable 1/15/07 @ 102	1,600,000	1,637,248
Charlotte, NC, Public Improvements, G.O., 5.50%, 6/1/09	1,460,000	1,534,942
Charlotte, NC, Storm Water Fee Revenue, 5.00%, 6/1/34, Callable 6/1/14 @ 100	1,405,000	1,474,224
Cumberland County, NC, School Improvements, G.O., 5.50%, 3/1/09	1,055,000	1,103,066
Durham, NC, Refunding Bonds, G.O., 5.00%, 2/1/13	1,585,000	1,711,372
Durham, NC, Water & Sewer Utility Systems Revenue, 5.00%, 6/1/12, Callable 6/1/11 @ 101	1,000,000	1,067,770
Franklin County, NC, School Improvements, G.O., 4.50%, 8/1/16, FSA	265,000	281,396
Gastonia, NC, Combined Utilities System Revenue, 5.00%, 5/1/16, Callable 5/1/15 @ 100, AMBAC	1,060,000	1,151,870
Gastonia, NC, Combined Utilities Systems Revenue, 5.00%, 5/1/10, MBIA	1,000,000	1,050,150
Greenville, NC, Combined Enterprise Systems Revenue, 5.50%, 9/1/10, FSA	1,455,000	1,560,575
Guilford County, NC, Public Improvements, G.O., Series B, 5.00%, 10/1/09	2,000,000	2,088,940
Guilford County, NC, Public Improvements, G.O., Series B, 5.25%, 10/1/15, Callable 10/1/10 @ 102, OID	2,030,000	2,195,445
High Point, NC, Combined Enterprise System Revenue, 4.20%, 11/1/18, Callable 11/1/16 @ 100, FSA	725,000	741,030
High Point, NC, Public Improvements, G.O., Series B, 5.40%, 6/1/08	1,350,000	1,391,243
Johnston County, NC, Finance Corp. Revenue, 5.50%, 8/1/10, Callable 8/1/09 @ 101, FSA	1,070,000	1,134,307

	Principal Amount	Fair Value
Municipal Bonds, continued
North Carolina, continued
Johnston County, NC, G.O., 5.50%, 3/1/12, Callable 3/1/10 @ 101, FGIC	$1,000,000	$1,071,820
Johnston County, NC, Refunding, G.O., 5.00%, 2/1/16, Callable 2/1/15 @ 100, FGIC	1,070,000	1,162,416
Lincoln County, NC, Certificates of Participation, 4.00%, 6/1/10, FSA	90,000	91,193
Lincoln County, NC, Certificates of Participation, 5.00%, 6/1/12, FSA	535,000	570,321
Lincoln County, NC, Certificates of Participation, 5.00%, 6/1/13, FSA	590,000	633,583
Lincoln County, NC, Certificates of Participation, 5.00%, 6/1/16, FSA	635,000	690,905
Lincolnton, NC, Combined Enterprise Systems Refunding Revenue, 5.00%, 5/1/16, Callable 5/1/15 @ 100, XLCA	140,000	151,600
Mecklenburg County, NC, Public Improvements, G.O., Series D, 5.00%, 4/1/11, Prerefunded 4/1/10 @ 100.5	1,000,000	1,053,170
Municipal Power Agency No. 1, Catawba Electric Revenue, 5.50%, 1/1/13, AMBAC-TCRS, ETM	1,185,000	1,289,505
New Hanover County, NC, Hospital Revenue, Regional Medical Center Project, 5.25%, 10/1/12, Callable 10/1/09 @ 101, MBIA	1,000,000	1,052,370
New Hanover County, NC, Public Improvements, G.O., 5.30%, 11/1/08	1,500,000	1,554,495
New Hanover County, NC, Refunding, G.O., 5.25%, 2/1/18	1,000,000	1,124,660
North Carolina Capital Facilities Finance Agency Revenue, Pfeiffer University Project, 5.25%, 5/1/15, Callable 11/1/06 @ 102 (d)(e)	2,092,897	2,134,755
North Carolina Eastern Municipal Power Agency, Refunding Revenue, Series A, 4.50%, 1/1/24, Callable 1/1/22 @ 100	2,810,000	2,935,156
North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, 5.00%, 1/1/17, ETM, OID	670,000	731,613
North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, 6.40%, 1/1/21, OID (d)	4,000,000	4,888,559
North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, 6.00%, 1/1/26, Prerefunded 1/1/22 @ 100, OID	1,305,000	1,594,084
North Carolina Medical Care Commission Health Care Facilities Revenue, Carolina Medicorp Project, 5.25%, 5/1/09, Callable 5/1/07 @ 100, OID	1,325,000	1,336,117
North Carolina Medical Care Commission Health Care Facilities Revenue, Stanley Memorial Hospital Project, 5.45%, 10/1/08, Callable 10/1/06 @ 102, AMBAC	750,000	765,960
North Carolina Medical Care Commission Hospital Revenue, Gaston Memorial Hospital Project, 5.40%, 2/15/11, Callable 2/15/07 @ 101	565,000	577,600

Continued

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds, continued
North Carolina, continued
North Carolina Medical Care Commission Hospital Revenue, Gaston Memorial Hospital Project, 5.50%, 2/15/15, Callable 2/15/07 @ 101, OID	$2,130,000	$2,189,448
North Carolina Medical Care Commission Hospital Revenue, Halifax Regional Medical Center, 4.60%, 8/15/07, OID (d)(e)	1,795,000	1,798,734
North Carolina Medical Care Commission Hospital Revenue, Pitt County Memorial Hospital, Series A, 5.25%, 12/1/10, Prerefunded 12/1/08 @ 101	1,155,000	1,206,340
North Carolina Medical Care Commission Revenue, Health Care and Housing, ARC Projects, Series A, 4.65%, 10/1/14	1,265,000	1,284,430
North Carolina Medicare Common Revenue, 4.75%, 9/1/24, Callable 9/1/14 @ 100	1,000,000	1,033,300
North Carolina State University, G.O., Series A, 5.00%, 6/1/20, Callable 6/1/16 @ 100	2,000,000	2,180,800
North Carolina State University, Water Utility Improvements, G.O., Series A, 5.00%, 3/1/17, Callable 3/1/16 @ 100	1,625,000	1,781,829
North Carolina, Municipal Power Agency Revenue, 5.00%, 1/1/20, OID	420,000	465,864
Onslow County, NC, Certificates of Participation, 4.38%, 6/1/14, XLCA	305,000	317,450
Onslow County, NC, Certificates of Participation, 4.50%, 6/1/15, XLCA	280,000	294,182
Onslow County, NC, Certificates of Participation, 5.00%, 6/1/15, MBIA	1,000,000	1,091,920
Onslow County, NC, Certificates of Participation, 4.50%, 6/1/16, XLCA	170,000	178,733
Onslow County, NC, Certificates of Participation, 4.50%, 6/1/24, Callable 6/1/16 @ 100, MBIA, OID	1,580,000	1,613,496
Onslow County, NC, Hospital Authority Revenue, Onslow Memorial Hospital Project, 4.75%, 10/1/12, MBIA FHA	240,000	252,732
Onslow County, NC, Schools, Certificates of Participation, 5.00%, 6/1/19, Callable 6/1/16 @ 100, MBIA	2,920,000	3,175,617
Orange County, NC, Public Improvements Project, Series A, Certificates of Participation, 5.00%, 4/1/23, Callable 4/1/16 @ 100, AMBAC	1,000,000	1,069,450
Orange Water & Sewer Authority, Water & Sewer System Revenue, Series A, 5.25%, 7/1/16, Callable 7/1/14 @ 100	1,475,000	1,618,444
Orange Water & Sewer Authority, Water & Sewer System Revenue, Series A, 5.25%, 7/1/18, Callable 7/1/14 @ 100	1,690,000	1,842,506
Piedmont-Triad, NC, Airport Authority Revenue, Series A, 6.38%, 7/1/16, Prerefunded 7/1/09 @ 101, FSA	1,385,000	1,499,512
Pitt County, NC, Revenue, Memorial Hospital Project, 5.50%, 12/1/15, Callable 12/1/06 @ 101, ETM (d)	2,425,000	2,560,679

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
North Carolina, continued
Raleigh, NC, Combined Enterprise System Refunding Revenue, Series B, 4.00%, 3/1/20, OID (f)	$1,500,000	$1,484,595
Raleigh, NC, Combined Enterprise System Revenue, Series A, 5.00%, 3/1/20 (f)	500,000	541,365
Randolph County, NC, Certificates of Participation, 5.30%, 6/1/13, Callable 6/1/09 @ 101, FSA (d)	1,750,000	1,844,185
Rowan County, NC, Schools, G.O., 5.00%, 4/1/17, Callable 4/1/15 @ 100, AMBAC	1,645,000	1,784,216
Rutherford County, NC, Certificates of Participation, 5.00%, 9/1/18, Callable 9/1/12 @ 101	1,595,000	1,704,481
University of North Carolina Charlotte Revenue, 4.75%, 10/1/35, Callable 10/1/16 @ 100, AMBAC	425,000	435,897
University of North Carolina Refunding Revenue, Series A, 4.75%, 12/1/34, Callable 12/1/15 @ 100	1,075,000	1,103,079
University of North Carolina Wilmington, Certificates of Participation, Student Housing Project, 5.00%, 6/1/25, Callable 6/1/16 @ 100, FGIC	1,000,000	1,065,450
Wake County, NC, G.O., 5.30%, 2/1/11, Prerefunded 2/1/10 @ 100.5	1,000,000	1,059,690
Wake County, NC, Hospital Authority Revenue, 5.13%, 10/1/13, MBIA, ETM	2,425,000	2,641,212
Wake County, NC, Schools, G.O., 5.00%, 5/1/21, Callable 5/1/15 @ 100	1,900,000	2,051,240
Wilmington, NC, Certificates of Participation, Series A, 5.00%, 6/1/19, Callable 6/1/16 @ 100	1,095,000	1,179,873
Wilmington, NC, Certificates of Participation, Series A, 5.00%, 6/1/22, Callable 6/1/16 @ 100	625,000	667,963
Winston-Salem Water & Sewer System Refunding Revenue, 5.00%, 6/1/24, Callable 6/1/15 @ 100	1,935,000	2,071,127
Winston-Salem Water & Sewer Systems Revenue, 5.00%, 6/1/20, Callable 6/1/15 @ 100	1,170,000	1,261,190

Total Municipal Bonds (Cost $101,918,839)		105,033,449

Investment Company (2.5%)
PNC North Carolina Blackrock Fund, Institutional Class	2,631,486	2,631,486

Total Investment Company (Cost $2,631,486)		2,631,486

Total Investments (Cost $104,550,325) — 100.6%		107,664,935
Net other assets (liabilities) — (0.6)%		(647,891)

Net Assets — 100.0%		$107,017,044

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds (97.6%)
South Carolina (97.6%)
Aiken County, SC, G.O., 4.00%, 2/1/12, MBIA	$240,000	$244,826
Aiken County, SC, G.O., 4.00%, 2/1/14, MBIA	165,000	168,437
Anderson County, SC, School District No 2, G.O., Series B, 6.00%, 3/1/12, Callable 3/1/10 @ 101, SCSDE	500,000	543,565
Anderson County, SC, School District No. 2, G.O., Series B, 5.13%, 3/1/25, Callable 3/1/10 @ 101, MBIA, SCSDE	850,000	888,377
Anderson County, SC. School District No. 4, G.O., 4.50%, 3/1/23, Callable 3/1/16 @ 100, FSA, SCSDE	365,000	372,012
Beaufort County, SC, Public Improvements, G.O., 5.00%, 2/1/24, Callable 2/1/14 @ 100, MBIA, State Aid Withholding	180,000	190,519
Beaufort County, SC, School District Refunding, G.O., Series A, 5.00%, 3/1/13, SCSDE	125,000	134,780
Beaufort County, SC, School District Refunding, G.O., Series A, 5.00%, 3/1/19, Callable 3/1/15 @ 100, SCSDE	465,000	500,991
Berkeley County, SC, Water & Sewer Revenue, Series A, 5.00%, 6/1/24, Callable 6/1/15 @ 100, FSA	350,000	372,512
Berkley County, SC, Water & Sewer Revenue, Series A, 5.00%, 6/1/21, Callable 6/1/15 @ 100, FSA	395,000	423,085
Charleston County, SC, G.O., 4.625%, 11/1/27, Callable 11/1/15 @ 100, State Aid Withholding	500,000	512,480
Charleston County, SC, School District Refunding, G.O., Series B, 5.00%, 2/1/19, Callable 2/1/12 @ 100, SCSDE	250,000	263,865
Charleston, SC, Waterworks & Sewer Refunding Revenue, 5.13%, 1/1/12	425,000	456,178
Charleston, SC, Waterworks & Sewer Refunding Revenue, 5.25%, 1/1/14, Callable 1/1/11 @ 101	600,000	641,651
Florence County, SC, Hospital Revenue, Regional Medical Center Project, Series A, 5.25%, 11/1/11, Callable 11/1/08 @ 102, MBIA	500,000	525,100
Florence, SC, New Public Housing Authority Revenue, 5.75%, 8/1/10, Callable 2/1/07 @ 100, U.S. Government Guaranteed	100,000	106,936
Greenville, SC, Stormwater System Revenue, 5.00%, 4/1/22, Callable 4/1/11 @ 101, FSA	350,000	368,025
Greenville, SC, Waterworks Revenue, 5.25%, 2/1/19, Callable 2/1/13 @ 100	380,000	413,888
Horry County, SC, School District, G.O., Series A, 5.00%, 3/1/11, SCSDE	500,000	530,195
Horry County, SC, School District, G.O., Series A, 4.00%, 3/1/14, FSA, SCSDE	285,000	290,925
Horry County, SC, School District, G.O., Series A, 5.38%, 3/1/15, Callable 3/1/12 @ 100, SCSDE	250,000	270,778
Jasper County, SC, School District, G.O., 4.00%, 3/1/16, Callable 3/1/15 @ 100, MBIA, SCSDE, OID	100,000	101,334

	Principal Amount	Fair Value
Municipal Bonds, continued
South Carolina, continued
Kershaw County, SC, School District, G.O., 6.13%, 2/1/16, Prerefunded 2/1/10 @ 100, SCSDE	$500,000	$539,570
Lancaster County, SC, Assessment Revenue, 5.75%, 12/1/37, Callable 12/1/16 @ 100	500,000	529,345
Laurens County, SC, School District No. 55 Installment Purchase Revenue, 5.25%, 12/1/24, Callable 12/1/15 @ 100	225,000	236,345
Laurens County, SC, School District No. 56, G.O., 4.13%, 3/1/15, MBIA, SCSDE	245,000	251,346
Lexington County, SC, Public Improvements, G.O., 5.00%, 2/1/14, Callable 2/1/12 @ 100, FGIC, State Aid Withholding	500,000	532,200
Newberry County, SC, County School Project Revenue, 5.25%, 12/1/21, Callable 12/1/15 @ 100	225,000	247,311
Orangeburg County, SC, G.O., Series A, 4.00%, 4/1/13, FGIC	250,000	254,953
Richland County, SC, School District No. 1 Refunding, G.O., 5.00%, 3/1/19, Callable 3/1/15 @ 100, FSA, SCSDE	400,000	430,960
Richland County, SC, School District No. 1, G.O., Series A, 5.25%, 3/1/20, Callable 3/1/12, SCSDE	300,000	321,126
Rock Hill, SC, Utility Systems Refunding Revenue, Series A, 5.38%, 1/1/19, Callable 1/1/13 @ 100, FSA	585,000	636,176
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue, 5.50%, 2/1/11, Callable 2/1/09 @ 101, FSA	500,000	525,010
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue, 6.00%, 8/1/12	200,000	220,612
South Carolina State Economic Development, G.O. Series A, 4.00%, 3/1/16, Callable 3/1/14 @ 100	40,000	40,634
South Carolina State Economic Development, G.O., Series A, 5.00%, 8/1/16, Callable 8/1/15 @ 100	350,000	382,309
South Carolina State Economic Development, G.O., Series C, 5.25%, 8/1/11	760,000	817,569
South Carolina State University, Wade Hampton State Office Building, G.O., Series A, 5.00%, 11/1/15	350,000	384,073
South Carolina State University, Wade Hampton State Office Building, G.O., Series A, 4.00%, 11/1/17, Callable 11/1/15 @ 100, OID	100,000	101,468
South Carolina State, Public Services Authority Revenue, Series A, 5.00%, 1/1/20, Callable 1/1/14 @ 100, AMBAC	600,000	638,201
South Carolina State, Public Service Authority Revenue, Series A, 5.00%, 1/1/17, Callable 1/1/14 @ 100, FSA	450,000	482,756
South Carolina Transportation Infrastructure Bank Refunding Revenue, 5.25%, 10/1/15, AMBAC	500,000	555,860
Spartanburg County, SC, School District No. 5, G.O., 5.25%, 5/1/10, SCSDE	525,000	556,080
Spartanburg, SC, Water Works Refunding Revenue, 5.25%, 6/1/11, FSA	500,000	536,095

Continued

South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds, continued
South Carolina, continued
University of South Carolina Medical Facilities Refunding Revenue, 6.00%, 8/15/12	$500,000	$562,755
Western Carolina Regional Sewer Authority, Sewage System Revenue, 5.25%, 3/1/10, FSA	550,000	580,228
York County, SC, School District No. 3, G.O., Series A, 5.00%, 3/1/11, Callable 3/1/09 @ 101, SCSDE	275,000	286,696

Total Municipal Bonds (Cost $18,444,845)		18,970,137

	Shares	Fair Value
Investment Company (2.1%)
Federated Tax-Free Obligations Fund, Institutional Service Class	400,376	$400,376

Total Investment Company (Cost $400,376)		400,376

Total Investments (Cost $18,845,221) — 99.7%		19,370,513
Net other assets (liabilities) — 0.3%		57,158

Net Assets — 100.0%		$19,427,671

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds (97.2%)
District of Columbia (2.2%)
Washington, D.C., Metropolitan Transportation Authority Refunding Revenue, 6.00%, 7/1/09, FGIC	$1,600,000	$1,703,232

Virginia (95.0%)
Alexandria, VA, Construction & Public Improvements, G.O., 5.00%, 6/15/08, State Aid Withholding	1,000,000	1,025,490
Alexandria, VA, Construction & Public Improvements, G.O., 5.00%, 1/1/13	1,425,000	1,538,259
Alexandria, VA, G.O., Series A, 5.00%, 6/15/16	1,000,000	1,102,700
Amherst Industrial Development Authority Refunding Revenue, 4.50%, 9/1/18, Callable 9/1/16 @ 100	40,000	40,672
Arlington County, VA, Public Improvement, G.O., 5.13%, 6/1/11, Prerefunded 6/1/09 @ 100, State Aid Withholding	1,000,000	1,041,060
Arlington County, VA, Public Improvement, G.O., 5.00%, 5/15/25, Callable 5/15/15 @ 100, State Aid Withholding	1,175,000	1,259,964
Arlington County, VA, Refunding, G.O., 5.00%, 5/15/15, Callable 5/15/14 @ 100	1,495,000	1,624,422
Chesapeake, VA, Refunding, G.O., 5.00%, 6/1/13	1,000,000	1,080,610
Chesterfield County, VA, Pollution Control Authority Revenue, 5.50%, 10/1/09, Callable 11/27/06 @ 101	2,500,000	2,528,650
Fairfax County, VA, Economic Development Authority Refunding Revenue, Series A, 4.10%, 10/1/13	305,000	304,539
Fairfax County, VA, Economic Development Authority Refunding Revenue, Series A, 4.15%, 10/1/14	490,000	489,339
Fairfax County, VA, Economic Development Authority Refunding Revenue, Series A, 4.20%, 10/1/15	225,000	224,465
Fairfax County, VA, Economic Development Authority Refunding Revenue, Series A, 4.25%, 10/1/16	260,000	259,727
Fairfax County, VA, Economic Development Authority Revenue, First Series, 5.25%, 9/1/10, Prerefunded 9/1/09 @ 102, OID	1,000,000	1,065,880
Henrico County, VA, Water & Sewer Refunding Revenue, 5.25%, 5/1/11, Callable 5/1/09 @ 102	1,000,000	1,058,900
Lessburg, VA, Public Utilities, G.O., 4.75%, 7/1/23, Callable 7/1/16 @ 100	1,275,000	1,342,065
Loudoun County, VA, Public Improvements, G.O., Series B, 5.00%, 12/1/14	1,000,000	1,094,750
Loudoun County, VA, Water & Sewer Refunding Revenue, 5.00%, 1/1/29, Callable 1/1/15 @ 100	1,455,000	1,538,532
Loudoun County, VA, Water & Sewer Revenue, 5.75%, 1/1/11, FSA	1,000,000	1,086,540
Manassas, VA, Water Utility Improvements, G.O., Series A, 5.25%, 1/1/11, Prerefunded 1/1/08 @ 102	1,200,000	1,248,180
New Port Community Development Authority Special Assessment, 5.50%, 9/1/26, Callable 9/1/16 @ 101	1,325,000	1,358,854

	Principal Amount	Fair Value
Municipal Bonds, continued
Virginia, continued
Newport News, VA, G.O., Series A, 5.50%, 5/1/13, Prerefunded 5/1/10 @ 102, OID	$1,845,000	$2,002,065
Newport News, VA, G.O., Series A, 5.00%, 7/1/22, Callable 7/1/13 @ 100, State Aid Withholding	1,250,000	1,324,038
Norfolk, VA, Water Revenue, 5.13%, 11/1/11, Callable 11/1/08 @ 101, FSA	1,030,000	1,071,921
Pittsylvania County, VA, G.O., Series B, 5.63%, 3/1/15, Callable 3/1/11 @ 102, MBIA	1,315,000	1,443,120
Portsmouth, VA, Public Utility Refunding, G.O., Series B, 5.00%, 4/1/21, Callable 4/1/15 @ 100, MBIA	2,135,000	2,294,015
Portsmouth, VA, Public Utility Refunding, G.O., Series B, 5.00%, 4/1/22, Callable 4/1/15 @ 100, MBIA	1,375,000	1,475,361
Prince William County, VA, Service Authority Water & Sewer System Revenue, 5.00%, 7/1/14, Callable 7/1/13 @ 102	1,000,000	1,087,600
Richmond, VA, G.O., 5.25%, 1/15/09, FSA	1,500,000	1,557,645
Roanoke, VA, Public Improvement, G.O., 5.00%, 10/1/17, Callable 10/1/14 @ 101	1,000,000	1,089,200
Roanoke, VA, Public Improvement, G.O., 5.00%, 2/1/18, Callable 2/1/15 @ 101, State Aid Withholding	1,000,000	1,090,010
Spotsylvania County, VA, Public Improvements, G.O., 5.00%, 1/15/17, Callable 1/15/16 @ 100	1,645,000	1,800,831
Spotsylvania County, VA, Refunding, G.O., 5.50%, 7/15/12, FSA	2,925,000	3,221,039
University of VA, General Revenue, 5.00%, 6/1/22, Callable 6/1/13 @ 100	540,000	572,945
Upper Occoquan Sewer Authority, Regional Sewer Refunding Revenue, 5.00%, 7/1/25, Callable 7/1/15 @ 100, FSA	1,000,000	1,066,340
Virginia Beach, VA, Industrial Development Authority Revenue, Sentara Health Systems, 5.25%, 11/1/09, Callable 11/1/08 @ 101, MBIA	1,000,000	1,041,960
Virginia Beach, VA, Public Improvement, G.O., 5.25%, 3/1/08, State Aid Withholding	1,000,000	1,023,900
Virginia Beach, VA, Public Improvement, G.O., 5.25%, 3/1/11, Prerefunded 3/1/10 @ 101, State Aid Withholding, OID	3,205,000	3,414,606
Virginia College Building Authority, Educational Facilities Revenue, 5.50%, 4/1/10	1,000,000	1,062,560
Virginia College Building Authority, Educational Facilities Revenue, 5.00%, 9/1/19, Callable 9/1/11 @ 100	1,090,000	1,147,181
Virginia College Building Authority, Educational Facilities Revenue, Series A, 5.00%, 9/1/22, Callable 9/1/15 @ 100	1,000,000	1,073,610
Virginia College Building Authority, Educational Facilities Revenue, 5.25%, 1/1/31, MBIA	1,755,000	2,036,484
Virginia Commonwealth Transportation Board Refunding Revenue, Series B, 4.25%, 5/15/16	15,000	15,555
Virginia Commonwealth Transportation Board Revenue, Series B, 5.75%, 5/15/09	1,035,000	1,092,401

Continued

Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds, continued
Virginia, continued
Virginia Commonwealth Transportation Board Revenue, Series B, 5.50%, 5/15/15, Prerefunded 5/15/09 @ 101, OID	$1,185,000	$1,254,157
Virginia State Authority, Water Revenue, 5.25%, 10/1/15	1,040,000	1,160,401
Virginia State Public Building Authority Revenue, Series A, 5.00%, 8/1/15	1,500,000	1,640,835
Virginia State Public Building Authority, Public Facilities Revenue, Series A, 5.00%, 8/1/14	2,000,000	2,175,840
Virginia State Public School Authority Refunding Revenue, Series A, 5.25%, 8/1/17, State Aid Withholding	280,000	314,140
Virginia State Public School Authority Refunding Revenue, Series D, 5.25%, 2/1/12, State Aid Withholding	1,145,000	1,237,001
Virginia State Public School Authority Revenue, Series C, 5.00%, 8/1/28, Callable 8/1/13 @ 100, State Aid Withholding	1,510,000	1,585,651
Virginia State Public School Authority, G.O., Series B, 5.25%, 8/1/10, Prerefunded 8/1/09 @ 101, State Aid Withholding, OID	1,000,000	1,055,440
Virginia State Public School Authority, G.O., Series B, 3.00%, 8/1/20, Callable 8/1/11 @ 101, OID	3,815,000	3,338,087

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Virginia, continued
Virginia State Public School Authority, School Financing Revenue, Series A, 5.25%, 8/1/10, Callable 8/1/09 @ 101, OID	$2,040,000	$2,165,440
Virginia State Resources Authority Infrastructure Revenue, 4.00%, 11/1/16	25,000	25,422
Winchester, VA, Public Improvements, G.O., 5.00%, 11/1/22, Callable 11/1/15 @ 100, FGIC	2,210,000	2,380,436

		73,650,835

Total Municipal Bonds (Cost $72,892,964)		75,354,067

Investment Company (2.5%)
PNC Virginia Blackrock Fund, Institutional Class	1,899,615	1,899,615

Total Investment Company (Cost $1,899,615)		1,899,615

Total Investments (Cost $74,792,579) — 99.7%		77,253,682
Net other assets (liabilities) — 0.3%		263,903

Net Assets — 100.0%		$77,517,585

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds (97.5%)
West Virginia (97.5%)
Cabell County, WV, Board of Education, G.O., 5.00%, 5/1/16, MBIA	$2,000,000	$2,188,440
Cabell, Putnam & Wayne Counties, West Virginia, Single Family Residential Mortgage Revenue, 7.38%, 4/1/11, FGIC, ETM	640,000	731,366
Charleston, WV, Urban Renewal Authority Revenue, 5.25%, 12/15/18, Callable 12/15/09 @ 103, FSA	1,080,000	1,156,928
Clarksburg, WV, Water Refunding Revenue, 5.25%, 9/1/19, Callable 9/1/12 @ 101, FGIC	1,190,000	1,290,222
Fairmont State College, WV, Student Activity Revenue, Series B, 5.00%, 6/1/32, Callable 6/1/13 @ 100, FGIC	1,400,000	1,460,368
Fairmont, WV, Waterworks Refunding Revenue, 5.38%, 7/1/13, Callable 7/1/07 @ 102, MBIA, OID	680,000	701,753
Harrison County, WV, Building Commission Revenue, 5.15%, 4/1/18, Prerefunded 4/1/08 @ 102, AMBAC, OID	1,000,000	1,042,070
Harrison County, WV, County Commission Solid Waste Disposal Revenue, Series B, 6.30%, 5/1/23, Callable 5/1/07 @ 100, AMBAC — TCRS	860,000	870,535
Logan County, WV, Logan County Health Revenue, 8.00%, 12/1/16, ETM	690,000	901,168
Monongalia County, WV, Building Commission Hospital Revenue, Monongalia General Hospital Project, 5.00%, 7/1/30, Callable 7/1/15 @ 100	1,700,000	1,738,590
Monongalia County, WV, Pollution Control Refunding Revenue, Series B, 5.95%, 4/1/13, Callable 4/1/07 @ 100, MBIA	2,000,000	2,017,300
Ohio County, WV, Board of Education Refunding, G.O., 5.00%, 6/1/13, Callable 6/1/08 @ 102, MBIA, OID	800,000	832,120
Ohio County, WV, Commission Special District Excise Tax Revenue, Fort Henry Economic Development, Series B, 5.63%, 3/1/36	640,000	661,715
Ohio County, WV, Commission Tax Increment Revenue, Fort Henry Centre Financing District, Series A, 5.63%, 6/1/34, Callable 12/1/15 @ 100	1,000,000	1,050,410
Parkersburg, WV, Waterworks & Sewage System Refunding Revenue, Series C, 5.00%, 9/1/14, FGIC	1,190,000	1,293,399
Parkersburg, WV, Waterworks & Sewage System Refunding Revenue, Series C, 5.00%, 9/1/15, FGIC	1,330,000	1,452,613
Parkersburg, WV, Waterworks & Sewage System Refunding Revenue, Series C, 4.00%, 9/1/16, Callable 9/1/15 @ 100, FGIC	640,000	648,480
Parkersburg, WV, Waterworks & Sewage Systems Refunding Revenue, Series A, 4.50%, 8/1/22, Callable 8/1/15 @ 100, FGIC	965,000	979,726
Pleasants County, WV, Pollution Control Refunding Revenue, Series C, 6.15%, 5/1/15, Callable 5/1/07 @ 100, AMBAC, MBIA	1,000,000	1,018,310
Pleasants County, WV, Pollution Control Refunding Revenue, Series C, 6.15%, 5/1/15, Callable 5/1/07 @ 100, AMBAC	1,100,000	1,120,141

	Principal Amount	Fair Value
Municipal Bonds, continued
West Virginia, continued
South Charleston, WV, Hospital Refunding Revenue, Series A, 5.50%, 10/1/09, Callable 10/1/06 @ 100, MBIA	$520,000	$522,371
Weirton, WV, Municipal Hospital Building Revenue, Series A, 5.25%, 12/1/11, OID	1,500,000	1,521,840
West Virginia Economic Development Authority Lease Revenue, State Energy Savings Project, 4.50%, 6/1/17, Callable 6/1/15 @ 100	360,000	368,078
West Virginia Economic Development Authority Lease Revenue, State Energy Savings Project, 4.75%, 6/1/21, Callable 6/1/15 @ 100	1,035,000	1,064,580
West Virginia Economic Development Authority Revenue, Department of Environmental Protection, 4.75%, 11/1/11	535,000	563,285
West Virginia Economic Development Authority Revenue, Series A, 5.50%, 6/1/12, MBIA	2,000,000	2,191,360
West Virginia Economic Development Authority Revenue, Series A, 5.50%, 6/1/15, Callable 6/1/12 @ 101, MBIA	1,000,000	1,102,100
West Virginia Economic Development Authority Revenue, Series A, 5.00%, 10/1/15, Callable 10/1/11 @ 101	1,250,000	1,328,138
West Virginia Economic Development Authority Revenue, Series A, 5.50%, 6/1/18, Callable 6/1/12 @ 101, MBIA	1,000,000	1,095,640
West Virginia Higher Education Policy Commission Revenue Higher Education Facilities, Series B, 5.00%, 4/1/34	1,135,000	1,186,983
West Virginia Higher Educational Facilities Revenue, Series B, 5.00%, 4/1/14, FGIC	250,000	270,618
West Virginia Higher Educational Facilities Revenue, Series B, 5.00%, 4/1/23, Callable 4/1/14 @ 100, FGIC	5,490,000	5,833,728
West Virginia State Building Commission Refunding Revenue, Series A, 5.25%, 7/1/10, AMBAC	1,950,000	2,062,671
West Virginia State Capital Appreciation, Infrastructure, G.O., Series A, 3.15%, 11/1/24, FGIC, OID, Zero Coupon**	500,000	225,135
West Virginia State Hospital Finance Authority Refunding Revenue, 5.00%, 8/1/09, Callable 8/1/07 @ 100, FSA	800,000	807,880
West Virginia State Hospital Finance Authority Revenue, 6.10%, 1/1/18, Callable 1/1/07 @ 100, MBIA	1,300,000	1,320,709
West Virginia State Hospital Finance Authority Revenue, 5.50%, 3/1/22, Callable 3/1/14 @ 100	970,000	1,022,458
West Virginia State Hospital Finance Authority Revenue, Series A, 6.50%, 9/1/16, ETM, OID	620,000	740,429
West Virginia State Housing Development Fund Revenue, Marion Unity Apartments Project, Series A, 5.40%, 1/1/16, Callable 7/1/11 @ 100	400,000	402,128
West Virginia State Housing Development Fund Revenue, Marion Unity Apartments Project, Series A, 5.75%, 1/1/29, Callable 7/1/11 @ 100, OID	515,000	519,419

Continued

West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Fair Value
Municipal Bonds, continued
West Virginia, continued
West Virginia State Parkways Economic Development & Tourism Authority Refunding Revenue, 5.00%, 5/15/10, FGIC	$1,165,000	$1,222,784
West Virginia State Parkways Economic Development & Tourism Authority Refunding Revenue, 5.25%, 5/15/12, FGIC	1,000,000	1,082,440
West Virginia State Parkways Economic Development & Tourism Authority Refunding Revenue, 5.25%, 5/15/17, FGIC	700,000	782,383
West Virginia State School Building Authority Revenue, 5.25%, 1/1/14, MBIA	500,000	548,890
West Virginia State School Building Authority Revenue, 5.25%, 7/1/14, MBIA	615,000	677,853
West Virginia State Water Development Authority Revenue, Series A, 5.50%, 11/1/18, Prerefunded 11/1/09 @ 102, AMBAC	1,000,000	1,074,780
West Virginia State Water Development Authority Revenue, Series A, 5.00%, 11/1/44, Callable 11/1/15 @ 100, FSA	1,000,000	1,046,800
West Virginia State, Highway Improvements, G.O., 5.50%, 6/1/10, FSA	1,395,000	1,488,312
West Virginia State, State Road Improvements, G.O., 5.00%, 6/1/16, Callable 6/1/15 @ 100, FGIC	2,000,000	2,174,560

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
West Virginia, continued
West Virginia University, School Improvements Revenue, Series A, 5.50%, 4/1/11, MBIA	$1,485,000	$1,604,275
West Virginia University, School Improvements Revenue, Series C, 5.00%, 10/1/25, Callable 10/1/14 @ 100, FGIC	2,155,000	2,283,201
West Virginia Water Development Authority Revenue Series A, 5.00%, 10/1/28, Callable 10/1/13 @ 101, OID	2,115,000	2,230,500
Wheeling, WV, Waterworks & Sewer Systems Revenue, Series A, 4.75%, 6/1/36, Callable 6/1/16 @ 100, FSA	1,500,000	1,534,965

Total Municipal Bonds (Cost $63,334,706)		65,056,947

Investment Company (1.1%)
Federated Tax-Free Obligations Fund, Institutional Service Class	727,776	727,776

Total Investment Company (Cost $727,776)		727,776

Total Investments (Cost $64,062,482) — 98.6%		65,784,723
Net other assets (liabilities) — 1.4%		904,360

Net Assets — 100.0%		$66,689,083

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Prime Money Market Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Amortized Cost
Bankers Acceptance (0.4%)
Banking (0.4%)
Wachovia Bank NA, 5.45%, 12/22/06	$6,000,000	$5,925,517

Total Bankers Acceptance (Cost $5,925,517)		5,925,517

Certificates of Deposit (9.9%)
Banking (9.9%)
Barclays Bank PLC, 5.38%, 10/4/06	25,000,000	25,000,000
Barclays Bank PLC, 4.75%, 10/17/06	5,000,000	5,000,005
Calyon Bank, Paris, 5.36%, 4/30/07	5,000,000	5,000,139
Citizens Bank of Pennsylvania, 5.37%, 11/27/06	5,000,000	5,000,078
Credit Suisse, Zurich, 4.78%, 10/27/06	14,000,000	14,000,000
Credit Suisse, Zurich, 5.25%, 11/20/06	3,000,000	3,000,000
Credit Suisse, Zurich, 4.92%, 2/5/07	5,000,000	5,000,000
Credit Suisse, Zurich, 5.21%, 3/29/07	5,000,000	5,000,000
Depfa Bank PLC, 5.26%, 4/9/07	5,000,000	5,000,000
Deutsche Bank AG, 4.50%, 10/13/06	6,000,000	6,000,000
First Tennessee Bank, 5.31%, 12/26/06	12,000,000	12,000,000
Huntington National Bank, 5.45%, 12/4/06	10,000,000	10,000,000
Royal Bank of Scotland PLC, Edinburgh, 4.40%, 10/4/06	5,000,000	5,000,000
Societe General, Paris, 5.41%, 2/20/07	10,000,000	10,000,000
Toronto Dominion Bank, 5.42%, 2/12/07	12,000,000	12,000,000
Toronto Dominion Bank, 5.295%, 4/13/07	2,000,000	2,000,000
Toronto Dominion Bank, 5.60%, 6/18/07	4,000,000	4,000,000
Toronto Dominion Bank, 5.51%, 8/3/07	2,500,000	2,501,365

Total Certificates of Deposit (Cost $135,501,587)		135,501,587

Commercial Paper** (32.4%)
Financial Services (30.8%)
Amsterdam Funding Corp., 5.27%, 11/27/06 (c)	15,000,000	14,874,838
Amsterdam Funding Corp., 5.29%, 2/9/07 (c)	8,000,000	7,846,148
Bank of America Corp., 5.28%, 10/16/06	25,000,000	24,944,999
CIT Group, Inc., 5.01%, 10/3/06	2,000,000	1,999,440
DaimlerChrysler North America Holding Corp., 5.41%, 11/13/06	5,100,000	5,067,079
DaimlerChrysler North America Holding Corp., 5.37%, 11/20/06	2,300,000	2,282,846
DaimlerChrysler North America Holding Corp., 5.38%, 12/20/06	700,000	691,631
DaimlerChrysler North America Holding Corp., 5.36%, 12/27/06	5,700,000	5,626,166
DaimlerChrysler Revolving Corp., 5.24%, 12/27/06	20,000,000	19,746,733
Danske Corp., Inc., 4.98%, 4/10/07	4,000,000	3,894,228
Dresdner US Finance, 5.28%, 11/20/06	10,000,000	9,926,667
Edison Asset Securitization, 5.38%, 10/5/06 (c)	10,000,000	9,994,022
FCAR Auto Loan Trust, 5.27%, 11/7/06	10,000,000	9,945,836
FCAR Auto Loan Trust, 5.11%, 11/13/06	8,000,000	7,951,171

	Principal Amount	Amortized Cost
Commercial Paper**, continued
Financial Services, continued
FCAR Auto Loan Trust, 5.28%, 12/11/06	$1,750,000	$1,731,777
FCAR Auto Loan Trust, 5.29%, 2/5/07	8,000,000	7,850,704
FCAR Auto Loan Trust, 5.28%, 2/6/07	8,000,000	7,849,813
FCAR Auto Loan Trust, 5.31%, 2/12/07	10,000,000	9,802,350
FCAR Auto Loan Trust, 5.31%, 2/15/07	10,000,000	9,797,925
FCAR Auto Loan Trust, 5.25%, 3/7/07	6,000,000	5,862,625
Fountain Square Commercial Funding Corp., 5.34%, 11/1/06 (c)	8,000,000	7,963,213
Fountain Square Commercial Funding Corp., 5.28%, 11/16/06 (c)	20,000,000	19,865,067
Fountain Square Commercial Funding Corp., 5.27%, 12/15/06 (c)	15,000,000	14,835,313
Galaxy Funding, Inc., 5.24%, 12/29/06 (c)	8,000,000	7,896,364
Georgetown Funding Co., LLC, 5.30%, 10/24/06 (c)	25,000,000	24,915,346
Grampian Funding LLC, 5.37%, 10/25/06 (c)	10,000,000	9,964,200
Grampian Funding LLC, 5.28%, 2/5/07 (c)	7,000,000	6,869,737
Grampian Funding LLC, 5.27%, 2/6/07 (c)	4,000,000	3,925,120
Grampian Funding LLC, 5.29%, 2/7/07 (c)	8,000,000	7,848,497
Grampian Funding LLC, 5.24%, 3/12/07 (c)	3,500,000	3,417,470
Greenwich Capital Holdings, 5.29%, 10/13/06***	6,000,000	6,000,000
Greenwich Capital Holdings, 5.24%, 12/19/06	15,000,000	14,827,517
Klio II Funding, Ltd., 5.28%, 10/18/06 (c)	15,000,000	14,962,600
Klio II Funding, Ltd., 5.15%, 10/19/06 (c)	20,000,000	19,947,250
Nissan Motor Acceptance Corp., 5.33%, 10/30/06 (c)	7,671,000	7,638,064
Paradigm Funding LLC, 5.28%, 11/29/06 (c)	10,000,000	9,913,467
Paradigm Funding LLC, 5.23%, 3/21/07 (c)	13,000,000	12,677,048
Picaros Funding LLC, 5.39%, 10/6/06 (c)	5,000,000	4,996,257
Picaros Funding LLC, 5.34%, 10/11/06 (c)	6,500,000	6,490,250
Picaros Funding LLC, 5.11%, 10/20/06 (c)	20,000,000	19,944,267
Picaros Funding LLC, 5.25%, 2/8/07 (c)	10,000,000	9,809,514
Societe Generale Northern American, 5.27%, 2/12/07	8,000,000	7,843,220
Volkswagen of America, Inc., 5.33%, 10/20/06 (c)	13,200,000	13,162,868

		423,399,647

Retail (1.6%)
Fortune Brands, Inc., 5.47%, 10/3/06 (c)	2,000,000	1,999,392
Fortune Brands, Inc., 5.37%, 10/20/06 (c)	6,000,000	5,982,995
Heinz (H.J) Finance Co., 5.34%, 10/26/06 (c)	13,500,000	13,449,938

		21,432,325

Total Commercial Paper (Cost $444,831,972)		444,831,972

Continued

Prime Money Market Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Amortized Cost
Corporate Bonds (6.6%)
Asset Backed Securities (1.8%)
CNH Equipment Trust, Series 2006-A, Class A-1, 4.99%, 4/5/07	$1,744,247	$1,744,247
CNH Equipment Trust, Series 2006-B, Class A-1, 5.39%, 10/5/07	10,000,000	10,000,000
Ford Credit Auto Owner Trust, Series 2006-B, Class A-1, 5.40%, 9/15/07 (c)	4,111,431	4,111,431
GS Auto Loans Trust, Series 2006-1, Class A-1, 5.51%, 8/15/07	5,982,009	5,982,009
Household Automotive Trust, Series 2006-1, Class A-1, 5.275%, 6/18/07	2,644,534	2,644,534

		24,482,221

Financial Services (4.8%)
Dupont Teijin Films U.K., 5.32%, 10/31/06	25,000,000	25,000,000
Federal Home Loan Mortgage Corp., 5.41%, 6/18/07, Callable 11/22/06 @ 100	3,000,000	3,000,000
Huntington National Bank, 2.75%, 10/16/06	2,660,000	2,657,024
K2 (USA) LLC, 5.00%, 3/12/07 (c)	6,700,000	6,700,000
Merrill Lynch & Co., Inc., Series 1, 5.31%, 8/24/07	8,000,000	8,000,000
Royal Bank of Canada, Montreal, 5.49%, 10/2/07	4,000,000	4,000,000
Sigma Finance, Inc., 4.91%, 1/26/07 (c)	3,000,000	3,000,000
Sigma Finance, Inc., 4.83%, 1/30/07 (c)	3,000,000	3,000,000
Sigma Finance, Inc., 5.00%, 3/8/07 (c)	4,000,000	4,000,000
Sigma Finance, Inc., 5.25%, 4/30/07 (c)	3,000,000	3,000,000
Sigma Finance, Inc., 5.75%, 7/25/07 (c)	4,000,000	4,000,000

		66,357,024

Total Corporate Bonds (Cost $90,839,245)		90,839,245

Municipal Bonds (1.2%)
Economic Development (0.9%)
Florida Hurricane Catastrophe Finance Corp., Series B, 5.34%, 8/15/07, Callable 7/15/07 @ 100*	12,000,000	12,000,000

Industrial Revenue (0.3%)
Kansas City, Missouri, Industrial Development Authority Revenue, West Edge Project, 5.34%, 10/4/06*	4,000,000	4,000,000

Total Municipal Bonds (Cost $16,000,000)		16,000,000

Variable Rate Notes* (28.6%)
Banking & Financial Services (12.7%)
Anchor Holdings, 5.38%, 10/4/06, (LCD U.S. Bank N.A.)	1,760,000	1,760,000
Barclays Bank PLC, 5.27%, 1/29/07	4,000,000	3,999,725
Bartlett, Illinois, Redevelopment Project, 5.38%, 10/4/06, (LCD LaSalle Bank)	5,000,000	5,000,000
Christian Life Assembly of the Assemblies of God, 5.47%, 10/4/06, (LCD Fulton Bank)	3,265,000	3,265,000
Damascus Co., Series 1998, 5.38%, 10/4/06	3,045,000	3,045,000
Depfa Bank PLC, Series EXL, 5.43%, 6/15/07 (c)	15,000,000	15,000,000

	Principal Amount	Amortized Cost
Variable Rate Notes*, continued
Banking & Financial Services, continued
Franklin County, Ohio, Edison Welding, Series 1995, 5.38%, 10/5/06, (LCD Huntington Bank)	$4,775,000	$4,775,000
Guilford Capital LLC, Series 2002-A, 5.42%, 10/4/06, (LCD Regions Bank)	1,620,000	1,620,000
H.C. Equities, 5.33%, 10/4/06, (LCD Wachovia Bank NA)	4,910,000	4,910,000
HBOS Treasury Services PLC, 5.00%, 7/24/07	10,000,000	10,000,000
HBOS Treasury Services PLC, 5.38%, 8/1/07	23,300,000	23,300,000
HBOS Treasury Services PLC, Series MTN, 5.30%, 8/9/07 (c)	2,000,000	2,000,000
HBOS Treasury Services PLC, 5.46%, 9/20/07 (c)	500,000	500,280
HBOS Treasury Services PLC, 5.46%, 10/1/07 (c)	8,000,000	8,000,000
Indian Hills Country Club, 5.40%, 10/4/06, (LCD AmSouth Bank NA, Birmingham)	3,785,000	3,785,000
Kent Capital LLC, Series 1999, 5.47%, 10/4/06, (LCD Huntington Bank)	5,285,000	5,285,000
Maryland Economic Development Corp., 5.43%, 10/3/06, (LCD Manufacturers & Traders Trust Co.)	7,000,000	7,000,000
Monet Trust, Series 2001, Class A-2A, 5.43%, 12/28/06, (LCD Dresden Bank AG) (c) (e)	30,000,000	30,000,000
New Keibler Thompson Co., 5.42%, 12/1/08, (LCD Manufacturers & Traders Trust Co.)	4,940,000	4,940,000
Quality Synthetic Rubber Co., 5.32%, 10/4/06, (LCD U.S. Bank N.A.)	288,000	288,000
Spira Millennium LLC, 5.35%, 10/4/06, (LCD Bank of America)	3,655,000	3,655,000
Stone Creek LLC, 5.33%, 10/4/06, (LCD Columbus Bank and Trust Co.)	14,485,000	14,485,000
TOG Properties, Inc., 5.40%, 10/4/06, (LCD AmSouth Bank N.A.)	7,142,000	7,142,000
Vestavia Hills Baptist, 5.40%, 10/4/06, (LCD Amsouth Bank NA)	2,900,000	2,900,000
Wells Fargo & Co., 5.38%, 8/3/07	2,000,000	2,000,000
World Wildlife Fund, Inc., 5.37%, 10/4/06, (LCD AMBAC Financial Group, Inc.)	4,725,000	4,725,000

		173,380,005

Brokers & Dealers (4.6%)
Goldman Sachs Group, Inc., 5.38%, 8/15/07 (c)	5,000,000	5,000,244
Greenwich Capital Holdings, 5.29%, 11/9/06	2,000,000	2,000,000
Merrill Lynch & Co., Inc., Series 1, 5.365%, 5/29/07	12,000,000	12,000,000
Merrill Lynch & Company, Inc., 5.58%, 7/11/07 (c)	12,000,000	12,000,000
Merrill Lynch & Company, Inc., 5.39%, 8/3/07	10,000,000	10,000,000
Morgan Stanley, Series EXLS, 5.35%, 8/3/07	10,000,000	10,000,000
Morgan Stanley, 5.39%, 8/3/07	5,000,000	5,000,000

Continued

Prime Money Market Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Amortized Cost
Variable Rate Notes*, continued
Brokers & Dealers, continued
Morgan Stanley, 5.40%, 8/27/07	$7,000,000	$7,000,000

		63,000,244

Financial Services (8.8%)
Bank of Ireland, 5.31%, 8/14/07 (c)	25,000,000	25,000,000
BNP Paribas SA, 5.36%, 5/18/07 (c)	14,000,000	14,000,000
Compass Securitization LLC, 5.285%, 1/12/07 (c)	8,000,000	7,999,411
Compass Securitization LLC, 5.285%, 3/6/07 (c)	15,000,000	14,999,030
Compass Securitization LLC, 5.285%, 9/3/07 (c)	8,000,000	7,999,440
General Electric Capital Corp., 5.455%, 7/9/07 (c)	7,000,000	7,000,000
General Electric Capital Corp., 5.43%, 8/17/07 (c)	7,000,000	7,000,000
Paradigm Funding LLC, 5.29%, 4(2) 3/1/07 (c)	10,000,000	9,999,583
SLM Corp., 5.33%, 8/10/07	15,000,000	15,000,000
Westpac Banking Corp., 5.30%, 7/16/07 (c)	12,000,000	12,000,000

		120,997,464

Financial, Speciality (1.0%)
K2 (USA) LLC, 5.445%, 4/25/07 (c)	4,000,000	3,999,091
K2 (USA) LLC, 5.31%, 7/10/07 (c)	3,000,000	3,000,085
K2 (USA) LLC, 5.32%, 10/9/07 (c)	2,000,000	1,999,800
SLM Corp., 5.685%, 7/25/07 (c)	5,000,000	5,009,232

		14,008,208

Insurance (1.5%)
Genworth Life Insurance Co., 5.53%, 11/9/06 (e)	5,000,000	5,000,000
Metropolitan Life Insurance Co., 5.61%, 11/1/06 (e)	5,000,000	5,000,000
Metropolitan Life Insurance Co. of Connecticut, 5.28%, 11/21/06 (e)	5,000,000	5,000,000
New York Life Insurance Co., 5.48%, 11/25/06 (e)	5,000,000	5,000,000

		20,000,000

Total Variable Rate Notes (Cost $391,385,921)		391,385,921

	Principal Amount	Amortized Cost
Repurchase Agreement (5.9%)
ING Financial Markets, 5.40%, dated 9/29/06, maturing 10/2/06, with a maturity value of $80,114,035 (Collateralized fully by various U.S. Government Agencies)	$80,078,000	$80,078,000

Total Repurchase Agreement (80,078,000)		80,078,000

Collateralized Loan Agreements (15.0%)
Bear Stearns & Co., 5.50%, dated 9/29/06, maturing 10/2/06, with a maturity value of $25,011,448	25,000,000	25,000,000
First Boston, 5.48%, dated 9/29/06, maturing 10/2/06, with a maturity value of $26,011,863	26,000,000	26,000,000
Goldman Sachs Group, Inc., 5.48%, dated 9/29/06, maturing 10/2/06, with a maturity value of $18,008,213	18,000,000	18,000,000
Greenwich Capital Markets, Inc., 5.50%, dated 9/29/06, maturing 10/2/06, with a maturity value of $22,010,083	22,000,000	22,000,000
J.P. Morgan Securities, Inc., 5.48%, dated 9/29/06, maturing 10/2/06, with a maturity value of $25,011,406	25,000,000	25,000,000
Merrill Lynch & Co., 5.51%, dated 9/29/06, maturing 10/2/06, with a maturity value of $20,009,175	20,000,000	20,000,000
Morgan Stanley, 5.48%, dated 9/29/06, maturing 10/2/06, with a maturity value of $45,020,531	45,000,000	45,000,000
Washington Mutual, 5.45%, dated 9/29/06, maturing 10/2/06, with a maturity value of $25,011,344	25,000,000	25,000,000

Total Collateralized Loan Agreements (Cost $206,000,000)		206,000,000

Total Investments (Cost $1,370,562,242) — 100.0%		1,370,562,242
Net other assets (liabilities) — 0.0%		29,786

Net Assets — 100.0%		$1,370,592,028

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Amortized Cost
U.S. Treasury Bills** (12.2%)
4.65%, 10/12/06	$20,000,000	$19,970,917
4.815%, 12/21/06	30,000,000	29,660,476
4.94%, 1/18/07	30,000,000	29,550,012

Total U.S. Treasury Bills (Cost $79,181,405)		79,181,405

U.S. Treasury Notes (19.9%)
2.50%, 10/31/06	30,000,000	29,938,325
3.50%, 11/15/06	30,000,000	29,940,801
2.88%, 11/30/06	30,000,000	29,884,086
3.13%, 1/31/07	30,000,000	29,810,147
2.25%, 2/15/07	10,000,000	9,899,421

Total U.S. Treasury Notes (Cost $129,472,780)		129,472,780

Repurchase Agreements (67.9%)
Bank of America Corp., 4.75%, dated 9/29/06, maturing 10/2/06, with a maturity value of $110,043,542 (Collateralized fully by U.S. Treasury Notes)	110,000,000	110,000,000
First Boston, 4.95%, dated, 9/29/06, maturing 10/2/06, with a maturity value of $131,526,743 (Collateralized fully by U.S. Treasury Notes)	131,472,510	131,472,510

	Principal Amount	Amortized Cost
Repurchase Agreements, continued
Goldman Sachs Group, Inc., 4.90%, dated 9/29/06, maturing 10/2/06, with a maturity value of $75,030,625 (Collateralized fully by U.S. Treasury Notes)	$75,000,000	$75,000,000
Lehman Brothers Holdings, Inc., 5.00%, dated 9/29/06, maturing 10/2/06, with a maturity value of $70,029,167 (Collateralized fully by U.S. Treasury Notes)	70,000,000	70,000,000
Merrill Lynch & Co., 4.85%, dated 9/29/06, maturing 10/2/06, with a maturity value of $55,022,229 (Collateralized fully by U.S. Treasury Notes)	55,000,000	55,000,000

Total Repurchase Agreements (Cost $441,472,510)		441,472,510

Total Investments (Cost $650,126,695) — 100.0%		650,126,695
Net other assets (liabilities) — 0.0%		(307,105)

Net Assets — 100.0%		$649,819,590

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

National Tax-Free Money Market Fund

Schedule of Portfolio Investments	September 30, 2006

	Principal Amount	Amortized Cost
Municipal Bonds (97.8%)
Alabama (4.3%)
Jefferson County, AL, Sewer Refunding Revenue, SubSeries B-7, 3.76%, 10/5/06, XLCA*	$2,300,000	$2,300,000
Port City, AL, Medical Clinic Board Revenue, 3.73%, 10/5/06, AMBAC*	1,780,000	1,780,000

		4,080,000

Alaska (1.8%)
Valdez, AK, Marine Terminal Refunding Revenue, BP Pipelines, Inc. Project, 3.85%, 10/2/06*	1,700,000	1,700,000

Arizona (3.8%)
Arizona Health Facilities Authority Revenue, 3.79%, 10/5/06, Citibank*	3,500,000	3,500,000
Tucson, AZ, Industrial Development Authority Revenue, Lincoln Garden Project, 3.74%, 10/3/06, FHLMC*	100,000	100,000

		3,600,000

Colorado (1.7%)
Thorton, CO, Industrial Development Refunding Revenue, 3.84%, 8/1/11, U.S. Bank*	1,600,000	1,600,000

Florida (8.1%)
Jacksonville, FL, Economic Development, Commission Health Care Facilities Revenue, Series A, 3.78%, 10/5/06, Fortis Banque Belgium, JP Morgan Chase Bank*	1,225,000	1,225,000
Miami, FL, Health Facilities Authority Refunding Revenue, Mercy Hospital Project, 3.75%, 10/4/06, NationsBank N.A.*	3,020,000	3,020,000
Pasco County, FL, School Board, Certificates of Participation, 3.74%, 10/5/06, AMBAC*	1,250,000	1,250,000
Tallahassee, FL, Capital Bonds Revenue, Series 607, 3.78%, 10/5/06, FSA (c)*	2,290,000	2,290,000

		7,785,000

Illinois (15.2%)
Chicago, IL, Metropolitan Water Reclamation District, G.O., Series 59, 3.78%, 10/5/06, Goldman Sachs (c)*	2,000,000	2,000,000
Cook County, IL, Public Improvements, G.O., Series B, 3.75%, 10/4/06, Landesbank Hessen*	4,750,000	4,750,000
Illinois Development Finance Authority Revenue, St. Ignatius College Preparatory, 3.76%, 10/4/06, Northern Trust Co.*	4,000,000	4,000,000
Illinois Health Facilities Authority Refunding Revenue, Series B, 3.75%, 10/4/06, J.P. Morgan Chase Bank*	3,800,000	3,800,000

		14,550,000

Indiana (2.1%)
Indiana Health Facilities Financing Authority Revenue, Riverview Hospital Project, 3.75%, 10/5/06, National City Bank of Indiana*	2,000,000	2,000,000

Kentucky (3.1%)
Jefferson County, KY, Student Housing Industrial Building Revenue, Series A, 3.75%, 10/5/06, Regions Bank*	3,000,000	3,000,000

	Principal Amount	Amortized Cost
Municipal Bonds, continued
Louisiana (2.2%)
New Orleans, LA, Refunding, G.O., Series A20, 3.83%, 10/4/06, FGIC (c)*	$2,095,000	$2,095,000

Maryland (1.5%)
Maryland State Health & Higher Educational Facilities Authority Revenue, Series A, 3.75%, 10/4/06, Bank One*	1,400,000	1,400,000

Massachusetts (3.9%)
Clipper Tax Exempt Trust, Certificates of Participation, 3.75%, 2/1/07, State Street Bank & Trust (c)*	3,699,000	3,699,000

Michigan (2.1%)
Kent, MI, Hospital Finance Authority Refunding Revenue, Series B, 3.74%, 10/4/06, MBIA*	2,025,000	2,025,000

Minnesota (8.5%)
Minneapolis, MN, Health Care System Revenue, Series A, 3.74%, 10/4/06, AMBAC*	4,000,000	4,000,000
University of Minnesota, Various Purposes Revenue, Series C, 3.72%, 10/4/06, JP Morgan Chase Bank*	4,150,000	4,150,000

		8,150,000

Missouri (3.1%)
Kansas City, MO, Industrial Development Authority Revenue, Downtown Arena Project, Series C,, 3.77%, 10/4/06, AMBAC*	3,000,000	3,000,000

Nevada (2.6%)
Truckee, NV, Meadows Water Authority Revenue, Series 2006B, 3.60%, 2/6/07	2,500,000	2,500,000

New Jersey (4.0%)
Fanwood, NJ, Tax Anticipation Notes, G.O., 4.13%, 12/1/06	1,400,000	1,400,746
Park Ridge, NJ, Board of Education, G.O., 4.50%, 8/7/07	1,340,000	1,345,466
West Orange Township, NJ, G.O., 4.50%, 6/20/07	1,082,545	1,087,770

		3,833,982

New York (6.1%)
New York State Housing Finance Agency Service Refunding Revenue, Series G, 3.75%, 10/4/06, WestLB*	2,000,000	2,000,000
New York, NY, Public Improvements, G.O., SubSeries H6, 3.74%, 10/4/06, Fleet National Bank*	3,850,000	3,850,000

		5,850,000

Ohio (0.9%)
Cleveland Heights, OH,, 4.50%, 8/9/07	850,000	855,246

Pennsylvania (3.1%)
Pennsylvania State Higher Educational Facilities Revenue, Drexel University, Series B, 3.76%, 10/5/06, Landesbank Hessen*	3,000,000	3,000,000

Texas (5.0%)
Harris County, TX, Health Facilities Development Revenue, Texas Medical Center Project, 3.89%, 10/2/06, MBIA*	1,300,000	1,300,000

Continued

National Tax-Free Money Market Fund

Schedule of Portfolio Investments, continued	September 30, 2006

	Principal Amount	Amortized Cost
Municipal Bonds, continued
Texas, continued
North Texas Tollway Authority Revenue, Series C, 3.77%, 10/4/06, FGIC*	$3,500,000	$3,500,000

		4,800,000

Virginia (5.7%)
Virginia Beach, VA, Development Authority Revenue, LifeNet Project, 3.75%, 10/4/06, SunTrust Bank*	3,550,000	3,550,000
Virginia Small Business Finance Authority Refunding Revenue, Virginia Historical Society, 3.75%, 10/4/06, SunTrust Bank*	1,900,000	1,900,000

		5,450,000

Wisconsin (9.0%)
Wisconsin State Health & Educational Facilities Authority Revenue, Grace Lutheran Foundation Project, 3.74%, 10/4/06, Firstar Bank N.A.*	2,340,000	2,340,000
Wisconsin State Health & Educational Facilities Authority Revenue, Series B, 3.75%, 10/5/06, Marshall & Ilsley*	4,500,000	4,500,000
Wisconsin State Health & Educational Facilities Revenue, 3.74%, 10/5/06, Citibank N.A.*	1,800,000	1,800,000

		8,640,000

Total Municipal Bonds (Cost $93,613,228)		93,613,228

	Shares or Principal Amount	Amortized Cost
Commercial Paper (2.1%)
Connecticut (2.1%)
Connecticut Development Authority, New England Power Co., Series 1999, 3.70%, 10/30/06	$2,000,000	$2,000,000

Total Commercial Paper (Cost $2,000,000)		2,000,000

Investment Company (0.0%)
Investment Company (0.0%)
SEI Tax-Exempt Trust — Institutional Class	27,717	27,717

Total Investment Company (Cost $27,717)		27,717

Total Investments (Cost $95,640,945) — 99.9%		95,640,945
Net other assets (liabilities) — 0.1%		119,560

Net Assets — 100.0%		$95,760,505

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Affiliated Investment Companies (100.1%)
BB&T International Equity Fund, Institutional Class	330,464	$3,711,110
BB&T Large Cap Fund, Institutional Class	483,602	9,855,815
BB&T Large Cap Growth Fund, Institutional Class	717,207	6,512,240
BB&T Mid Cap Growth Fund, Institutional Class	89,715	1,174,370
BB&T Mid Cap Value Fund, Institutional Class	130,423	1,765,931
BB&T Small Cap Fund, Institutional Class	124,157	1,885,952
BB&T Total Return Bond Fund, Institutional Class	3,434,900	34,795,534
BB&T U.S. Treasury Money Market Fund, Institutional Class	1,841,589	1,841,589

Total Affiliated Investment Companies (Cost $55,801,810)		61,542,541

Total Investments (Cost $55,801,810) — 100.1%		61,542,541
Net other assets (liabilities) — (0.1)%		(37,067)

Net Assets — 100.0%		$61,505,474

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Affiliated Investment Companies (99.9%)
BB&T International Equity Fund, Institutional Class	701,834	$7,881,594
BB&T Large Cap Fund, Institutional Class	1,036,179	21,117,323
BB&T Large Cap Growth Fund, Institutional Class	1,503,652	13,653,160
BB&T Mid Cap Growth Fund, Institutional Class	190,360	2,491,816
BB&T Mid Cap Value Fund, Institutional Class	277,122	3,752,229
BB&T Small Cap Fund, Institutional Class	263,669	4,005,138
BB&T Total Return Bond Fund, Institutional Class	2,520,474	25,532,403
BB&T U.S. Treasury Money Market Fund, Institutional Class	2,373,313	2,373,313

Total Affiliated Investment Companies (Cost $71,161,734)		80,806,976

Total Investments (Cost $71,161,734) — 99.9%		80,806,976
Net other assets (liabilities) — 0.1%		113,941

Net Assets — 100.0%		$80,920,917

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Capital Manager Growth Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Affiliated Investment Companies (99.8%)
BB&T International Equity Fund, Institutional Class	660,358	$7,415,820
BB&T Large Cap Fund, Institutional Class	980,715	19,986,966
BB&T Large Cap Growth Fund, Institutional Class	1,401,000	12,721,080
BB&T Mid Cap Growth Fund, Institutional Class	179,022	2,343,394
BB&T Mid Cap Value Fund, Institutional Class	260,742	3,530,446
BB&T Small Cap Fund, Institutional Class	248,004	3,767,178
BB&T Total Return Bond Fund, Institutional Class	1,023,264	10,365,663
BB&T U.S. Treasury Money Market Fund, Institutional Class	2,218,042	2,218,042

Total Affiliated Investment Companies (Cost $54,449,108)		62,348,589

Total Investments (Cost $54,449,108) — 99.8%		62,348,589
Net other assets (liabilities) — 0.2%		123,119

Net Assets — 100.0%		$62,471,708

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Capital Manager Equity Fund

Schedule of Portfolio Investments	September 30, 2006

	Shares	Fair Value
Affiliated Investment Companies (100.0%)
BB&T International Equity Fund, Institutional Class	388,056	$4,357,869
BB&T Large Cap Fund, Institutional Class	579,827	11,816,874
BB&T Large Cap Growth Fund, Institutional Class	816,241	7,411,468
BB&T Mid Cap Growth Fund, Institutional Class	105,355	1,379,097
BB&T Mid Cap Value Fund, Institutional Class	153,575	2,079,400
BB&T Small Cap Fund, Institutional Class	145,810	2,214,854
BB&T U.S. Treasury Money Market Fund, Institutional Class	1,375,891	1,375,891

Total Affiliated Investment Companies (Cost $25,518,100)		30,635,453

Total Investments (Cost $25,518,100) — 100.0%		30,635,453
Net other assets (liabilities) — 0.0%		(3,475)

Net Assets — 100.0%		$30,631,978

See page 86 for footnote legend to the Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Funds

Footnote Legend to the Schedules of Portfolio Investments

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2006.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(d)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be illiquid. As of September 30, 2006, these securities represent 3.7% and 3.6% of net assets in the North Carolina Intermediate Tax-Free Fund and the Prime Money Market Fund, respectively.
(f)	Represents a security purchased on a when-issued basis. At September 30, 2006, total cost of investments purchased on a when-issued basis for the Total Return Bond and the North Carolina Intermediate Tax-Free Fund was $39,663,098 and $2,016,215, respectively.

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2006. For bond funds, the maturity date reflected is the final maturity date. For money market funds, the maturity date reflected is the next reset date.
**	Discount Note or zero coupon bond. Rate disclosed represents the effective yield at September 30, 2006.
***	Interest bearing commercial paper

ADR — American Depositary Receipt.

AMBAC — Insured by AMBAC Indemnity Corp.

AMBAC-TCRS — Secondarily Insured by AMBAC Indemnity Corp.

ETM — Escrowed to Maturity.

FGIC — Insured by the Financial Guaranty Insurance Corp.

FHA — Insured by the Federal Housing Administration.

FSA — Insured by Financial Security Assurance.

G.O. — General Obligation

LCD — Letter of Credit.

LLC — Limited Liability Company.

MBIA — Insured by the Municipal Bond Insurance Association.

NA — North America.

OID — Original Issue Discount.

REIT — Real Estate Investment Trust.

SCSDE — South Carolina School District Enhancement.

XLCA — Insured by XL Capital Assurance.

See accompanying notes to the financial statements.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

BB&T Funds

Statements of Assets and Liabilities	September 30, 2006

	Large Cap Fund	Large Cap Growth Fund
Assets:
Investments, at cost	$652,055,288	$284,716,018
Unrealized appreciation (depreciation)	160,666,207	32,683,200

Investments, at fair value*	812,721,495	317,399,218
Repurchase agreements, at cost	38,405,481	6,880,178
Cash	—	—
Foreign currency, at value**	—	—
Interest and dividends receivable	964,315	281,220
Receivable for capital shares issued	190,567	1,117
Receivable for investments sold	—	7,864,285
Receivable for forward foreign currency contracts	—	—
Receivable from fund accounting	—	—
Reclaims receivable	—	—
Receivable from Advisor	—	—
Prepaid and other expenses	11,107	5,619

Total Assets	852,292,965	332,431,637

Liabilities:
Call options written (premiums received $—; $—; $—; $—; $—; $—; $910,575; $170,749)	—	—
Cash overdraft	—	3,710
Dividends payable	270,220	131,054
Payable for forward foreign currency contracts	—	—
Payable for investments purchased	—	4,929,053
Payable for capital shares redeemed	550,374	242,032
Payable for collateral received on loaned securities	126,591,112	101,006,062
Accrued expenses and other payables:
Investment advisory fees	409,740	194,151
Administration fees	66,111	31,296
Fund accounting fees	6,014	2,950
Transfer agency fees	19,828	9,636
Distribution fees	22,181	9,325
Compliance service fees	979	481
Trustee fees	317	156
Other	64,429	35,419

Total Liabilities	128,001,305	106,595,325

Net Assets:
Capital	488,293,326	200,780,840
Accumulated (distributions in excess of) net investment income	(104,143)	230,874
Accumulated realized gains/(losses) from investment and foreign currency transactions	75,436,270	(7,858,602)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currency	160,666,207	32,683,200

Net Assets	$724,291,660	$225,836,312

Net Assets
Class A Shares	$48,656,168	$9,445,810
Class B Shares	14,807,596	8,970,050
Class C Shares	161,325	36,886
Institutional Shares	660,666,571	207,383,566

Total	$724,291,660	$225,836,312

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
Class A Shares	2,393,513	1,058,076
Class B Shares	734,971	1,071,062
Class C Shares	8,023	4,403
Institutional Shares	32,417,350	22,850,209

Total	35,553,857	24,983,750

Net Asset Value
Class A Shares — redemption price per share	$20.33	$8.93

Class B Shares — offering price per share***	$20.15	$8.37

Class C Shares — offering price per share***	$20.11	$8.38

Institutional Shares — offering and redemption price per share	$20.38	$9.08

Maximum Sales Charge — Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% — Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share — Class A Shares	$21.57	$9.47

*	The Large Cap Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, Special Opportunities Equity Fund and Equity Income Fund include securities on loan of $122,511,470; $97,859,740; $59,151,395; $53,993,107; $27,427,088; $59,886,231 and $29,578,851; respectively.
**	The International Equity Fund includes foreign currency at cost of $2,396,286.
***	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Mid Cap Value Fund	Mid Cap Growth Fund	Small Cap Fund	International Equity Fund	Special Opportunities Equity Fund	Equity Income Fund

$260,756,665	$175,466,051	$130,405,898	$188,454,299	$216,523,608	$127,089,920
18,463,003	20,958,353	13,538,787	64,728,915	37,739,592	15,635,492

279,219,668	196,424,404	143,944,685	253,183,214	254,263,200	142,725,412
13,180,103	1,778,287	8,937,960	—	13,495,020	6,673,560
—	—	—	3,664,822	—	—
—	—	—	2,393,987	—	—
224,522	62,961	90,913	711,025	46,796	300,306
254,935	99,210	161,685	2,620	417,831	377,033
—	5,977,269	—	23,077	1,014,695	110,268
—	—	—	163,117	—	—
—	—	—	321	—	—
—	—	—	575,213	—	—
—	—	48,529	—	—	—
4,311	4,848	10,228	3,433	9,092	7,729

292,883,539	204,346,979	153,194,000	260,720,829	269,246,634	150,194,308

—	—	—	—	360,500	40,425
—	—	—	—	—	—
39,603	—	14,873	424,126	—	88,674
—	—	—	16,408
1,145,254	2,671,531	—	—	135,675	—
140,891	307,823	100,945	100,875	277,011	85,543
62,152,094	55,773,608	28,786,261	—	61,799,055	30,739,802

129,780	84,134	82,022	190,297	133,745	67,327
20,974	13,517	11,044	23,829	18,847	10,819
2,034	1,382	1,225	4,261	1,852	1,127
6,979	5,253	6,167	5,093	14,441	7,957
7,754	4,272	5,370	2,513	62,910	31,055
303	204	171	354	278	158
98	66	55	115	90	51
26,745	17,344	—	53,877	8,231	4,691

63,672,509	58,879,134	29,008,133	821,748	62,812,635	31,077,629

203,165,703	108,397,658	116,494,950	198,079,465	159,131,371	100,654,011
(66,896)	—	(27,923)	(820,134)	—	(345,575)
7,649,220	16,111,834	(5,819,947)	(2,240,412)	9,012,961	3,042,427
18,463,003	20,958,353	13,538,787	64,880,162	38,289,667	15,765,816

$229,211,030	$145,467,845	$124,185,867	$259,899,081	$206,433,999	$119,116,679

$13,392,650	$10,381,460	$9,352,901	$4,201,595	$81,882,593	$60,059,329
5,391,165	2,376,548	4,091,524	1,819,323	22,901,428	9,591,774
742,624	32,659	19,725	187,815	34,417,955	14,260,898
209,684,591	132,677,178	110,721,717	253,690,348	67,232,023	35,204,678

$229,211,030	$145,467,845	$124,185,867	$259,899,081	$206,433,999	$119,116,679

992,600	833,648	619,130	380,026	4,983,133	4,495,930
407,505	198,829	277,855	173,970	1,431,176	719,445
56,150	2,731	1,341	17,995	2,149,667	1,070,368
15,489,898	10,138,727	7,290,067	22,592,171	4,058,002	2,632,591

16,946,153	11,173,935	8,188,393	23,164,162	12,621,978	8,918,334

$13.49	$12.45	$15.11	$11.06	$16.43	$13.36

$13.23	$11.95	$14.73	$10.46	$16.00	$13.33

$13.23	$11.96	$14.71	$10.44	$16.01	$13.32

$13.54	$13.09	$15.19	$11.23	$16.57	$13.37

5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$14.32	$13.21	$16.03	$11.73	$17.43	$14.17

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities	September 30, 2006

	Short U.S. Government Fund	Intermediate U.S. Government Fund
Assets:
Investments, at cost	$104,658,921	$302,303,232
Unrealized appreciation (depreciation)	(627,883)	(2,767,457)

Investments, at fair value	104,031,038	299,535,775
Repurchase agreements, at cost	2,302,725	2,046,488
Cash	—	—
Interest and dividends receivable	771,831	1,974,356
Receivable for capital shares issued	333,780	5,181
Receivable for investments sold	—	—
Receivable from fund accounting	—	—
Prepaid expenses	1,647	4,202

Total Assets	107,441,021	303,566,002

Liabilities:
Dividends payable	142,090	546,991
Payable for investments purchased	—	—
Payable for capital shares redeemed	15,053	435,356
Payable for collateral received on loaned securities	34,618,745	35,975,000
Accrued expenses and other payables:
Investment advisory fees	36,788	140,774
Administration fees	10,396	33,254
Fund accounting fees	1,472	3,937
Transfer agency fees	1,764	7,773
Distribution fees	1,283	5,480
Compliance service fees	161	558
Trustee fees	52	181
Other	8,988	40,156

Total Liabilities	34,836,792	37,189,460

Net Assets:
Capital	81,028,297	282,551,331
Accumulated (distributions in excess of) net investment income	578,326	3,334,973
Accumulated realized gains/(losses) from investment transactions	(8,374,511)	(16,742,305)
Net unrealized appreciation/depreciation on investments	(627,883)	(2,767,457)

Net Assets	$72,604,229	$266,376,542

Net Assets
Class A Shares	$6,232,886	$9,747,743
Class B Shares	—	4,019,686
Class C Shares	—	206,699
Institutional Shares	66,371,343	252,402,414

Total	$72,604,229	$266,376,542

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
Class A Shares	657,361	985,733
Class B Shares	—	407,878
Class C Shares	—	20,958
Institutional Shares	6,993,897	25,490,546

Total	7,651,258	26,905,115

Net Asset Value
Class A Shares — redemption price per share	$9.48	$9.89

Class B Shares — offering price per share**	$—	$9.86

Class C Shares — offering price per share**	$—	$9.86

Institutional Shares — offering and redemption price per share	$9.49	$9.90

Maximum Sales Charge — Class A Shares	3.00%	5.75%

Maximum Offering Price (100%(100% — Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share — Class A Shares	$9.77	$10.49

*	The Short U.S. Government Fund, Intermediate U.S. Government Fund, and Total Return Bond Fund include securities on loan of $33,937,870; $35,279,800 and $95,486,370; respectively.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Total Return Bond Fund	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund

$521,962,766	$14,050,626	$9,761,175	$104,550,325	$18,845,221	$74,792,579
1,279,442	302,446	142,989	3,114,610	525,292	2,461,103

523,242,208	14,353,072	9,904,164	107,664,935	19,370,513	77,253,682
12,549,531	—	—	—	—	—
152,901	—	—	—	—	—
2,966,698	201,034	93,462	1,473,943	205,444	931,497
615,418	—	—	212,974	—	118,562
24,525,568	—	—	27,404	—	747,632
513	—	—	—	—	—
3,564	92	61	438	325	1,522

564,056,401	14,554,198	9,997,687	109,379,694	19,576,282	79,052,895

1,168,869	32,851	22,596	275,217	46,587	208,574
85,900,687	569,415	—	2,016,215	—	1,280,000
308,678	37,202	—	—	88,972	—
97,576,279	—	—	—	—	—

213,298	4,710	2,454	39,780	6,893	28,453
49,943	1,322	924	9,992	1,812	7,201
5,244	943	882	2,004	810	1,432
7,682	247	167	1,733	333	1,091
5,451	558	402	3,925	814	2,411
782	21	14	150	27	110
253	7	4	48	9	35
70,861	2,372	1,166	13,586	2,354	6,003

185,308,027	649,648	28,609	2,362,650	148,611	1,535,310

387,447,641	13,677,210	9,970,476	103,792,285	$18,875,471	74,947,771
2,191,115	5,134	(479)	52,797	15,758	31,874
(12,169,824)	(80,240)	(143,908)	57,352	11,150	76,837
1,279,442	302,446	142,989	3,114,610	525,292	2,461,103

$378,748,374	$13,904,550	$9,969,078	$107,017,044	$19,427,671	$77,517,585

$6,407,334	$2,729,100	$1,966,267	$19,162,931	$4,001,389	$11,875,099
4,871,996	—	—	—	—	—
115,829	—	—	—	—	—
367,353,215	11,175,450	8,002,811	87,854,113	15,426,282	65,642,486

$378,748,374	$13,904,550	$9,969,078	$107,017,044	$19,427,671	$77,517,585

632,937	269,551	194,311	1,845,353	386,439	1,042,326
480,870	—	—	—	—	—
11,433	—	—	—	—	—
36,269,429	1,105,064	789,653	8,461,343	1,499,483	5,763,016

37,394,669	1,374,615	983,964	10,306,696	1,885,922	6,805,342

$10.12	$10.12	$10.12	$10.38	$10.35	$11.39

$10.13	$—	$—	$—	$—	$—

$10.13	$—	$—	$—	$—	$—

$10.13	$10.11	$10.13	$10.38	$10.29	$11.39

5.75%	3.00%	3.00%	3.00%	3.00%	3.00%

$10.74	$10.44	$10.43	$10.71	$10.67	$11.75

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities	September 30, 2006

	West Virginia Intermediate Tax-Free Fund	Prime Money Market Fund
Assets:
Investments:
Unaffiliated investments, at cost	$64,062,482	$1,084,484,242
Investment in affiliates, at cost	—	—

Total investments, at cost	64,062,482	1,084,484,242
Unrealized appreciation (depreciation)	1,722,241	—

Investments, at value	65,784,723	1,084,484,242
Repurchase agreements, at cost	—	80,078,000
Collateralized loan agreements, at cost	—	206,000,000
Cash	—	3,766
Interest and dividends receivable	1,113,656	5,416,224
Receivable for capital shares issued	19,403	—
Prepaid expenses	691	10,873

Total Assets	66,918,473	1,375,993,105

Liabilities:
Dividends payable	182,474	2,542,032
Payable for investments purchased	—	1,999,800
Payable for capital shares redeemed	1,500	—
Accrued expenses and other payables:
Investment advisory fees	24,569	316,129
Administration fees	6,193	118,817
Fund accounting fees	1,371	17,869
Transfer agency fees	1,068	11,296
Distribution fees	3,217	254,675
Compliance service fees	92	1,786
Trustee fees	30	578
Other	8,876	138,095

Total Liabilities	229,390	5,401,077

Net Assets:
Capital	64,803,466	1,370,586,340
Accumulated (distribution in excess of) net investment income	(55,375)	1,184
Accumulated realized gains/(losses) from investment transactions	218,751	4,504
Net unrealized appreciation/depreciation on investments	1,722,241	—

Net Assets	$66,689,083	$1,370,592,028

Net Assets
Class A Shares	$15,772,694	$636,326,997
Class B Shares	—	2,255,590
Class C Shares	—	393,090
Institutional Shares	50,916,389	731,616,351

Total	$66,689,083	$1,370,592,028

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
Class A Shares	1,610,777	636,323,798
Class B Shares	—	2,255,944
Class C Shares	—	393,086
Institutional Shares	5,194,569	731,628,946

Total	6,805,346	1,370,601,774

Net Asset Value
Class A Shares — redemption price per share	$9.79	$1.00

Class B Shares — offering price per share*	$—	$1.00

Class C Shares — offering price per share*	$—	$1.00

Institutional Shares — offering and redemption price per share	$9.80	$1.00

Maximum Sales Charge — Class A Shares	3.00%	NA

Maximum Offering Price (100%/100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent per share — Class A Shares	$10.09	$1.00

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund	National Tax-Free Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$208,654,185	$95,640,945	$—	$—	$—	$—
—	—	55,801,810	71,161,734	54,449,108	25,518,100

208,654,185	95,640,945	55,801,810	71,161,734	54,449,108	25,518,100
—	—	5,740,731	9,645,242	7,899,481	5,117,353

208,654,185	95,640,945	61,542,541	80,806,976	62,348,589	30,635,453
441,472,510	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
1,314,215	406,626	187,185	198,179	131,007	52,465
—	—	1	1,331	41,493	6,760
7,138	4,197	978	1,627	1,361	2,172

651,448,048	96,051,768	61,730,705	81,008,113	62,522,450	30,696,850

1,285,741	258,161	7,120	8,996	4,116	4,468
—	—	—	—	—	—
—	—	200,675	33,007	9,771	46,336

140,167	16,379	—	—	—	—
55,053	9,490	—	—	—	—
10,889	1,234	505	660	506	245
5,559	1,049	2,007	5,797	4,901	2,192
68,546	2	6,118	24,610	20,394	8,152
921	141	109	141	113	62
298	46	35	46	37	20
61,284	4,761	8,662	13,939	10,904	3,397

1,628,458	291,263	225,231	87,196	50,742	64,872

649,819,344	95,757,477	57,364,419	71,699,547	54,842,631	24,030,124
246	3,028	54,876	94,881	83,846	47,480
—	—	(1,654,552)	(518,753)	(354,250)	1,437,021
—	—	5,740,731	9,645,242	7,899,481	5,117,353

$649,819,590	$95,760,505	$61,505,474	$80,920,917	$62,471,708	$30,631,978

$167,899,725	$1,005	$9,364,676	$33,472,098	$22,801,442	$7,761,893
380,554	1,004	4,968,402	21,610,252	19,365,660	8,022,794
55,009	1,004	126,760	139,183	61,330	10,212
481,484,302	95,757,492	47,045,636	25,699,384	20,243,276	14,837,079

$649,819,590	$95,760,505	$61,505,474	$80,920,917	$62,471,708	$30,631,978

167,899,969	1,005	940,155	3,276,340	2,229,554	670,773
380,552	1,004	498,621	2,151,129	1,927,365	712,550
55,009	1,004	12,760	13,779	6,105	910
481,484,089	95,757,492	4,687,278	2,506,213	1,977,545	1,273,975

649,819,619	95,760,505	6,138,814	7,947,461	6,140,569	2,658,208

$1.00	$1.00	$9.96	$10.22	$10.23	$11.57

$1.00	$1.00	$9.96	$10.05	$10.05	$11.26

$1.00	$1.00	$9.93	$10.10	$10.05	$11.22

$1.00	$1.00	$10.04	$10.25	$10.24	$11.65

NA	NA	5.75%	5.75%	5.75%	5.75%

$1.00	$1.00	10.57	$10.84	$10.85	$12.28

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations	For the Year Ended September 30, 2006

	Large Cap Fund	Large Cap Growth Fund
Investment Income:
Interest income	$1,230,665	$459,645
Dividend income	17,070,769	4,089,284
Foreign tax withholding	—	—
Income from securities lending	125,434	71,297

Total Investment Income	18,426,868	4,620,226

Expenses:
Investment advisory fees	5,075,497	2,669,370
Administration fees	775,253	407,694
Fund accounting fees	86,724	46,905
Transfer agency fees	145,019	76,221
Distribution fees — Class A Shares	218,866	45,932
Distribution fees — Class B Shares	189,381	111,680
Distribution fees — Class C Shares	1,607	277
Compliance service fees	11,970	6,757
Custodian fees	69,727	35,486
Legal fees	57,871	28,434
Printing fees	65,274	32,068
Trustee fees	25,552	13,917
Other	97,955	43,306

Total expenses before waivers	6,820,696	3,518,047
Less expenses waived by the Investment Advisor	(340,766)	(180,419)
Less expenses waived by the Distributor	(109,433)	(22,966)

Net Expenses	6,370,497	3,314,662

Net Investment Income (Loss)	12,056,371	1,305,564

Realized/Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on option contracts	—	—
Net realized gains (losses) from investment and foreign currency transactions	88,409,170	16,243,812
Change in unrealized appreciation/depreciation of investment securities and foreign currency transactions	(7,600,664)	(18,517,591)

Net realized/unrealized gains (losses) on investments and foreign currency transactions	80,808,506	(2,273,779)

Change in net assets from operations	$92,864,877	$(968,215)

See accompanying notes to the financial statements.

Mid Cap Value Fund	Mid Cap Growth Fund	Small Cap Fund	International Equity Fund	Special Opportunities Equity Fund	Equity Income Fund

$311,188	$254,962	$345,825	$3,080	$682,860	$369,196
2,484,748	1,222,735	814,095	7,570,653	1,266,956	3,157,724
—	—	—	(608,813)	—	—
48,616	100,871	79,433	—	10,083	4,360

2,844,552	1,578,568	1,239,353	6,964,920	1,959,899	3,531,280

1,546,717	1,103,333	944,834	2,469,434	1,539,712	710,045
236,247	168,512	106,628	279,088	217,566	114,676
27,556	19,899	13,498	58,089	25,905	14,643
45,403	35,418	32,803	38,714	104,026	48,885
32,329	27,531	27,934	18,594	388,869	250,662
50,808	26,566	25,143	19,715	221,008	75,256
6,293	635	128	1,341	316,763	113,543
3,478	2,544	1,298	4,282	3,450	1,625
22,040	13,460	9,593	146,233	20,223	10,927
16,026	10,760	12,994	19,523	11,995	9,443
17,320	12,362	58,896	20,421	17,360	8,983
6,852	5,509	3,342	8,940	7,240	3,817
31,462	22,843	19,963	32,225	40,346	36,102

2,042,531	1,449,372	1,257,054	3,116,599	2,914,463	1,398,607
(102,798)	(73,899)	(237,497)	(246,941)	—	—
—	—	(13,967)	(9,297)	(194,434)	(125,331)

1,939,733	1,375,473	1,005,590	2,860,361	2,720,029	1,273,276

904,819	203,095	233,763	4,104,559	(760,130)	2,258,004

—	—	—	—	(196,621)	238,474
8,877,102	20,794,688	7,772,158	19,044,559	12,563,370	3,091,876
16,291,051	(22,292,477)	(5,276,497)	15,908,410	9,047,945	9,391,746

25,168,153	(1,497,789)	2,495,661	34,952,969	21,414,694	12,722,096

$26,072,972	$(1,294,694)	$2,729,424	$39,057,528	$20,654,564	$14,980,100

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations	For the Year Ended September 30, 2006

	Short U.S. Government Fund	Intermediate U.S. Government Fund
Investment Income:
Interest income	$5,172,929	$23,574,944
Dividend income	—	—
Income from securities lending	62,800	178,602

Total Investment Income	5,235,729	23,753,546

Expenses:
Investment advisory fees	814,222	2,780,380
Administration fees	153,384	523,806
Fund accounting fees	23,289	67,481
Transfer agency fees	18,677	69,876
Distribution fees — Class A Shares	35,027	55,003
Distribution fees — Class B Shares	—	48,441
Distribution fees — Class C Shares	—	2,534
Compliance service fees	3,019	10,680
Custodian fees	11,854	43,894
Legal fees	8,712	33,072
Printing fees	16,011	39,035
Trustee fees	7,790	15,460
Other	17,722	57,151

Total expenses before waivers	1,109,707	3,746,813
Less expenses waived by the Investment Advisor	(203,556)	(519,609)
Less expenses waived by the Distributor	(17,514)	(27,502)

Net Expenses	888,637	3,199,702

Net Investment Income (Loss)	4,347,092	20,553,844

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions	(1,978,418)	(9,966,118)
Change in unrealized appreciation/depreciation of investments	1,712,330	1,445,810

Net realized/unrealized gains (losses) on investments	(266,088)	(8,520,308)

Change in net assets from operations	$4,081,004	$12,033,536

See accompanying notes to the financial statements.

Total Return Bond Fund	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund	North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund

$25,975,173	$616,005	$382,570	$4,767,324	$831,116	$3,445,273
—	17,753	11,844	70,313	19,379	54,470
191,260	—	—	—	—	—

26,166,433	633,758	394,414	4,837,637	850,495	3,499,743

3,082,584	96,941	63,448	668,147	119,847	471,653
580,699	18,264	11,953	125,873	22,578	88,854
71,798	11,443	10,633	23,856	11,786	19,447
69,511	2,378	1,520	14,771	3,040	10,473
32,905	13,401	8,613	103,110	20,085	61,764
55,769	—	—	—	—	—
1,667	—	—	—	—	—
9,213	334	207	1,941	380	1,508
54,027	1,524	965	10,146	2,119	7,955
44,539	5,590	2,721	11,992	4,308	7,881
45,964	1,470	921	11,071	1,936	7,416
19,604	604	381	3,937	756	2,982
64,117	2,639	2,947	14,801	4,727	11,020

4,132,397	154,588	104,309	989,645	191,562	690,953
(584,078)	(34,028)	(31,993)	(167,037)	(34,377)	(117,913)
(16,453)	(6,701)	(4,306)	(51,555)	(10,042)	(30,882)

3,531,866	113,859	68,010	771,053	147,143	542,158

22,634,567	519,899	326,404	4,066,584	703,352	2,957,585

(8,825,146)	(72,900)	7,432	(13,423)	9,779	24,954
4,715,034	157,761	69,432	48,434	(29,884)	(334,335)

(4,110,112)	84,861	76,864	35,011	(20,105)	(309,381)

$18,524,455	$604,760	$403,268	$4,101,595	$683,247	$2,648,204

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations	For the Year Ended September 30, 2006

	West Virginia Intermediate Tax-Free Fund	Prime Money Market Fund
Investment Income:
Interest income	$3,117,315	$56,308,099
Dividend income	41,841	—
Dividend income from affiliates	—	—
Income from securities lending	—	—

Total Investment Income	3,159,156	56,308,099

Expenses:
Investment advisory fees	303,144	4,676,394
Administration fees	76,147	1,321,457
Fund accounting fees	20,837	150,406
Transfer agency fees	9,381	148,815
Distribution fees — Class A Shares	37,058	2,769,589
Distribution fees — Class B Shares	—	16,436
Distribution fees — Class C Shares	—	4,206
Compliance services fees	1,299	19,085
Custodian fees	5,549	140,746
Legal fees	4,330	93,069
Printing fees	5,647	136,296
Trustee fees	2,447	43,235
Organizational fees	—	—
Other	11,743	143,061

Total expenses before waivers	477,582	9,662,795
Less expenses waived by the Investment Advisor	—	(1,286,009)
Less expenses waived by the Administrator	—	—
Less expenses waived by the Distributor	—	—

Net Expenses	477,582	8,376,786

Net Investment Income (Loss)	2,681,574	47,931,313

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment securities	136,323	5,292
Net realized gain distributions from underlying funds	—	—
Change in unrealized appreciation/depreciation on investments	(192,498)	—

Net realized/unrealized gains (losses) on investments	(56,175)	5,292

Change in net assets from operations	$2,625,399	$47,936,605

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund	National Tax-Free Money Market Fund	Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$30,197,514	$590,491	$—	$—	$—	$—
—	2,916	—	—	—	—
—	—	2,877,159	2,734,840	1,830,591	787,037
149,908	—	—	—	—	—

30,347,422	593,407	2,877,159	2,734,840	1,830,591	787,037

2,689,591	41,826	209,164	246,015	193,672	105,179
760,194	19,069	94,547	111,212	87,546	47,541
85,113	2,313	10,581	12,364	9,733	5,303
90,675	2,179	16,830	38,904	35,708	16,515
631,628	1	47,438	159,328	101,598	35,091
5,641	2	50,872	219,184	184,198	78,272
279	2	1,315	1,284	543	153
13,264	267	1,669	1,802	1,367	751
70,631	1,419	8,764	10,063	8,092	4,695
53,209	2,310	7,088	8,226	6,662	3,663
78,740	4,115	7,576	8,059	6,221	3,433
25,248	—	3,373	3,856	3,050	1,690
—	56,637	—	—	—	—
112,897	2,452	14,085	18,820	16,271	10,285

4,617,110	132,592	473,302	839,117	654,661	312,571
(893,817)	(65,002)	(209,164)	(246,015)	(193,672)	(105,179)
—	—	(94,547)	(111,212)	(87,546)	(47,541)
—	—	(23,719)	(79,664)	(50,799)	(17,545)

3,723,293	67,590	145,872	402,226	322,644	142,306

26,624,129	525,817	2,731,287	2,332,614	1,507,947	644,731

—	—	1,095,376	(272,821)	(1,042,314)	404,368
—	—	1,582,059	2,448,754	2,275,079	1,553,175
—	—	(1,047,526)	1,819,387	2,791,650	724,038

—	—	1,629,909	3,995,320	4,024,415	2,681,581

$26,624,129	$525,817	$4,361,196	$6,327,934	$5,532,362	$3,326,312

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Large Cap Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
From Investment Activities Operations:
Net investment income (loss)	$12,056,371	$12,192,576
Net realized gains (losses) from investment securities	88,409,170	47,605,821
Change in unrealized appreciation/depreciation of investments	(7,600,664)	35,932,841

Change in net assets from operations	92,864,877	95,731,238

Dividends to Class A Shareholders:
Net investment income	(677,051)	(576,782)
Net realized gains from investment transactions	(3,036,244)	—
Dividends to Class B Shareholders:
Net investment income	(156,092)	(209,031)
Net realized gains from investment transactions	(1,539,960)	—
Dividends to Class C Shareholders:
Net investment income	(1,303)	(1,373)
Net realized gains from investment transactions	(13,216)	—
Dividends to Institutional Class Shareholders:
Net investment income	(11,183,646)	(11,420,295)
Net realized gains from investment transactions	(43,740,178)	—

Change in net assets from shareholder dividends	(60,347,690)	(12,207,481)

Capital Transactions:
Change in net assets from capital transactions	24,201,504	(94,385,766)

Change in net assets	56,718,691	(10,862,009)
Net Assets:
Beginning of period	667,572,969	678,434,978

End of period	$724,291,660	$667,572,969

Accumulated (distributions in excess of) net investment income	$(104,143)	$(142,422)

See accompanying notes to the financial statements.

Large Cap Growth Fund		Mid Cap Value Fund		Mid Cap Growth Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$1,305,564	$2,215,410	$904,819	$2,086,164	$203,095	$(650,843)
16,243,812	24,836,740	8,877,102	78,019,273	20,794,688	14,423,194
(18,517,591)	8,590,549	16,291,051	(40,170,825)	(22,292,477)	19,508,277

(968,215)	35,642,699	26,072,972	39,934,612	(1,294,694)	33,280,628

(12,977)	(41,621)	(41,421)	(87,140)	(18,135)	—
—	—	(1,333,885)	(3,524,287)	(1,059,712)	(107,640)

—	(34,833)	(901)	(16,556)	—	—
—	—	(513,508)	(1,270,093)	(249,959)	(26,807)

—	(110)	(122)	(1,758)	—	—
—	—	(45,330)	(114,396)	(8,280)	(2,371)

(1,054,388)	(2,146,171)	(974,981)	(1,899,246)	(373,020)	—
—	—	(18,584,706)	(54,097,901)	(12,750,698)	(1,390,450)

(1,067,365)	(2,222,735)	(21,494,854)	(61,011,377)	(14,459,804)	(1,527,268)

(129,985,831)	(44,276,953)	35,091,592	14,299,002	21,521,015	(20,323,437)

(132,021,411)	(10,856,989)	39,669,710	(6,777,763)	5,766,517	11,429,923

357,857,723	368,714,712	189,541,320	196,319,083	139,701,328	128,271,405

$225,836,312	$357,857,723	$229,211,030	$189,541,320	$145,467,845	$139,701,328

$230,874	$(7,325)	$(66,896)	$45,710	$—	$—

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Small Cap Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
From Investment Activities Operations:
Net investment income (loss)	$233,763	$693,285
Net realized gains (losses) from option contracts, investment and foreign currency transactions	7,772,158	7,666,906
Change in unrealized appreciation/depreciation of investment securities and foreign currency transactions	(5,276,497)	3,616,868

Change in net assets from operations	2,729,424	11,977,059

Dividends to Class A Shareholders:
Net investment income	(10,336)	(5,318)
Net realized gains from investment transactions	(191,408)	(20,187)
Dividends to Class B Shareholders:
Net investment income	(2,860)	(1,258)
Net realized gains from investment transactions	(45,459)	(4,329)
Dividends to Class C Shareholders:
Net investment income	(9)	(29)
Net realized gains from investment transactions	(613)	(43)
Dividends to Institutional Class Shareholders:
Net investment income	(292,050)	(644,153)
Net realized gains from investment transactions	(8,036,789)	(1,923,687)

Change in net assets from shareholder dividends	(8,579,524)	(2,599,004)

Capital Transactions:
Change in net assets from capital transactions	67,122,321	(13,757,275)

Change in net assets	61,272,221	(4,379,220)
Net Assets:
Beginning of period	62,913,646	67,292,866

End of period	$124,185,867	$62,913,646

Accumulated (distributions in excess of) net investment income	$(27,923)	$18,791

See accompanying notes to the financial statements.

International Equity Fund		Special Opportunities Equity Fund		Equity Income Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$4,104,559	$3,189,210	$(760,130)	$(835,017)	$2,258,004	$1,410,198

19,044,559	23,396,171	12,366,749	8,511,250	3,330,350	2,050,561
15,908,410	16,828,222	9,047,945	16,152,156	9,391,746	5,384,664

39,057,528	43,413,603	20,654,564	23,828,389	14,980,100	8,845,423

(55,882)	(29,608)	—	—	(1,319,564)	(602,645)
—	—	(3,922,525)	(323,812)	(981,811)	(18,755)

(19,949)	(15,662)	—	—	(147,380)	(61,733)
—	—	(1,153,429)	(136,241)	(137,614)	(4,173)

(1,335)	(234)	—	—	(221,294)	(97,631)
—	—	(1,585,769)	(174,173)	(213,187)	(5,788)

(3,894,301)	(3,151,658)	—	—	(908,127)	(658,424)
—	—	(3,033,471)	(381,013)	(674,732)	(44,436)

(3,971,467)	(3,197,162)	(9,695,194)	(1,015,239)	(4,603,709)	(1,493,585)

(10,378,503)	(42,128,491)	6,813,948	68,303,302	23,032,998	47,396,767

24,707,558	(1,912,050)	17,773,318	91,116,452	33,409,389	54,748,605

235,191,523	237,103,573	188,660,681	97,544,229	85,707,290	30,958,685

$259,899,081	$235,191,523	$206,433,999	$188,660,681	$119,116,679	$85,707,290

$(820,134)	$(897,254)	$—	$—	$(345,575)	$(7,214)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Short U.S. Government Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
From Investment Activities
Operations:
Net investment income (loss)	$4,347,092	$5,003,172
Net realized gains (losses) from investment securities	(1,978,418)	(379,543)
Change in unrealized appreciation/depreciation of investments	1,712,330	(2,478,333)

Change in net assets from operations	4,081,004	2,145,296

Dividends to Class A Shareholders:
Net investment income	(230,094)	(243,972)
Net realized gains from investment transactions	—	—
Dividends to Class B Shareholders:
Net investment income	—	—
Net realized gains from investment transactions	—	—
Dividends to Class C Shareholders:
Net investment income	—	—
Net realized gains from investment transactions	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(4,533,855)	(5,957,741)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder dividends	(4,763,949)	(6,201,713)

Capital Transactions:
Change in net assets from capital transactions	(90,478,365)	(36,554,057)

Change in net assets	(91,161,310)	(40,610,474)
Net Assets:
Beginning of period	163,765,539	204,376,013

End of period	$72,604,229	$163,765,539

Accumulated (distributions in excess of) net investment income	$578,326	$208,500

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund		Total Return Bond Fund		Kentucky Intermediate Tax-Free Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$20,553,844	$21,870,460	$22,634,567	$13,383,359	$519,899	$495,844
(9,966,118)	(273,986)	(8,825,146)	5,949,823	(72,900)	51,649
1,445,810	(7,911,749)	4,715,034	(12,459,542)	157,761	(322,868)

12,033,536	13,684,725	18,524,455	6,873,640	604,760	224,625

(465,227)	(477,803)	(284,767)	(243,169)	(80,960)	(69,816)
—	(56,160)	(31,092)	(15,675)	—	—

(169,209)	(190,379)	(197,744)	(224,351)	—	—
—	(29,669)	(26,599)	(20,100)	—	—

(8,786)	(14,318)	(5,884)	(8,225)	—	—
—	(2,287)	(927)	(747)	—	—

(19,963,279)	(23,429,629)	(22,969,331)	(15,035,177)	(439,339)	(423,702)
—	(2,449,142)	(2,117,462)	(858,176)	—	—

(20,606,501)	(26,649,387)	(25,633,806)	(16,405,620)	(520,299)	(493,518)

(283,831,378)	17,614,479	(89,525,200)	200,521,516	(4,315,092)	2,217,737

(292,404,343)	4,649,817	(96,634,551)	190,989,536	(4,230,631)	1,948,844

558,780,885	554,131,068	475,382,925	284,393,389	18,135,181	16,186,337

$266,376,542	$558,780,885	$378,748,374	$475,382,925	$13,904,550	$18,135,181

$3,334,973	$291,829	$2,191,115	$484,864	$5,134	$1,688

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
From Investment Activities
Operations:
Net investment income (loss)	$326,404	$303,626
Net realized gains (losses) from investment securities	7,432	(20,169)
Change in unrealized appreciation/depreciation of investments	69,432	(113,820)

Change in net assets from operations	403,268	169,637

Dividends to Class A Shareholders:
Net investment income	(49,779)	(26,781)
Net realized gains from investment transactions	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(276,916)	(277,284)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder dividends	(326,695)	(304,065)

Capital Transactions:
Change in net assets from capital transactions	(1,799,980)	2,052,613

Change in net assets	(1,723,407)	1,918,185
Net Assets:
Beginning of period	11,692,485	9,774,300

End of period	$9,969,078	$11,692,485

Accumulated (distributions in excess of) net investment income	$(479)	$(139)

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$4,066,584	$3,955,629	$703,352	$699,510	$2,957,585	$2,871,165
(13,423)	984,109	9,779	347,851	24,954	451,579
48,434	(3,088,206)	(29,884)	(719,387)	(334,335)	(1,964,246)

4,101,595	1,851,532	683,247	327,974	2,648,204	1,358,498

(702,597)	(733,411)	(132,635)	(120,824)	(430,643)	(439,836)
(188,609)	(38,438)	(70,839)	(26,156)	(73,017)	(26,900)

(3,317,274)	(3,212,382)	(570,487)	(578,238)	(2,478,318)	(2,431,188)
(813,080)	(159,613)	(276,367)	(119,968)	(374,838)	(133,111)

(5,021,560)	(4,143,844)	(1,050,328)	(845,186)	(3,356,816)	(3,031,035)

(7,080,678)	(2,116,768)	(745,427)	(579,207)	(2,498,062)	606,500

(8,000,643)	(4,409,080)	(1,112,508)	(1,096,419)	(3,206,674)	(1,066,037)

115,017,687	119,426,767	20,540,179	21,636,598	80,724,259	81,790,296

$107,017,044	$115,017,687	$19,427,671	$20,540,179	$77,517,585	$80,724,259

$52,797	$44,132	$15,758	$15,982	$31,874	$33,064

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	West Virginia Intermediate Tax-Free Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
From Investment Activities
Operations:
Net investment income (loss)	$2,681,574	$2,658,263
Net realized gains (losses) on securities	136,323	424,070
Change in unrealized appreciation/depreciation from investments	(192,498)	(1,514,595)

Change in net assets from operations	2,625,399	1,567,738

Dividends to Class A Shareholders:
Net investment income	(558,845)	(410,722)
Net realized gains from investment transactions	(87,942)	(83,550)
Dividends to Class B Shareholders:
Net investment income	—	—
Dividends to Class C Shareholders:
Net investment income	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(2,105,580)	(2,242,970)
Net realized gains from investment transactions	(336,138)	(472,029)

Change in net assets from shareholder dividends	(3,088,505)	(3,209,271)

Capital Transactions:
Change in net assets from capital transactions	(2,420,101)	(3,118,848)

Change in net assets	(2,883,207)	(4,760,381)
Net Assets:
Beginning of period	69,572,290	74,332,671

End of period	$66,689,083	$69,572,290

Accumulated (distributions in excess of) net investment income	$(55,375)	$(9,154)

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Prime Money Market Fund		U.S. Treasury Money Market Fund		National Tax-Free Money Market Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Period August 1, 2006 through September 30, 2006 (a)

$47,931,313	$20,982,349	$26,624,129	$17,879,508	$525,817
5,292	296	—	—	—
—	—	—	—	—

47,936,605	20,982,645	26,624,129	17,879,508	525,817

(21,234,567)	(9,358,223)	(4,584,379)	(2,034,759)	(5)
—	—	—	—	—

(55,231)	(26,256)	(16,774)	(8,071)	(4)

(14,081)	(4,720)	(922)	(109)	(4)

(26,636,706)	(11,593,150)	(22,022,054)	(15,836,569)	(525,804)
—	—	—	—	—

(47,940,585)	(20,982,349)	(26,624,129)	(17,879,508)	(525,817)

364,257,195	47,539,283	(58,021,270)	(341,713,777)	95,760,505

364,253,215	47,539,579	(58,021,270)	(341,713,777)	95,760,505

1,006,338,813	958,799,234	707,840,860	1,049,554,637	—

$1,370,592,028	$1,006,338,813	$649,819,590	$707,840,860	$95,760,505

$1,184	$9,668	$246	$246	$3,028

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Capital Manager Conservative Growth Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
From Investment Activities
Operations:
Net investment income (loss)	$2,731,287	$2,105,959
Net realized gains (losses) from investment securities and distributions from underlying funds	2,677,435	(462,685)
Change in unrealized appreciation/depreciation on investments	(1,047,526)	4,281,075

Change in net assets from operations	4,361,196	5,924,349

Dividends to Class A Shareholders:
Net investment income	(316,793)	(168,581)
Net realized gains from investment transactions	—	—
Dividends to Class B Shareholders:
Net investment income	(132,184)	(77,014)
Net realized gains from investment transactions	—	—
Dividends to Class C Shareholders:
Net investment income	(3,332)	(2,499)
Net realized gains from investment transactions	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(2,306,502)	(1,775,465)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder dividends	(2,758,811)	(2,023,559)

Capital Transactions:
Change in net assets from capital transactions	(25,686,559)	3,484,227

Change in net assets	(24,084,174)	7,385,017
Net Assets:
Beginning of period	85,589,648	78,204,631

End of period	$61,505,474	$85,589,648

Accumulated (distributions in excess of) net investment income	$54,876	$82,400

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$2,332,614	$1,437,620	$1,507,947	$830,676	$644,731	$313,973

2,175,933	(1,028,947)	1,232,765	(477,103)	1,957,543	779,359
1,819,387	7,702,572	2,791,650	6,904,538	724,038	3,696,738

6,327,934	8,111,245	5,532,362	7,258,111	3,326,312	4,790,070

(821,797)	(404,055)	(438,399)	(169,918)	(120,990)	(28,662)
—	—	—	—	(112,648)	—

(405,497)	(176,756)	(266,484)	(66,171)	(78,167)	(6,994)
—	—	—	—	(134,397)	—

(2,447)	(1,384)	(879)	(138)	(173)	(1)
—	—	—	—	(336)	—

(1,138,350)	(725,067)	(840,595)	(472,193)	(484,161)	(192,382)
—	—	—	—	(458,864)	—

(2,368,091)	(1,307,262)	(1,546,357)	(708,420)	(1,389,736)	(228,039)

(17,335,086)	13,866,681	(13,457,141)	10,933,539	(10,823,403)	4,544,281

(13,375,243)	20,670,664	(9,471,136)	17,483,230	(8,886,827)	9,106,312

94,296,160	73,625,496	71,942,844	54,459,614	39,518,805	30,412,493

$80,920,917	$94,296,160	$62,471,708	$71,942,844	$30,631,978	$39,518,805

$94,881	$130,358	$83,846	$122,256	$47,480	$85,934

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Large Cap Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$11,455,809	$9,661,619
Dividends reinvested	3,356,212	546,626
Value of shares redeemed	(8,183,336)	(6,489,397)

Change in net assets from Class A Share transactions	6,628,685	3,718,848
Class B Shares:
Proceeds from shares issued	1,081,268	1,142,035
Dividends reinvested	1,681,643	210,190
Value of shares redeemed	(10,671,968)	(8,551,951)

Change in net assets from Class B Share transactions	(7,909,057)	(7,199,726)
Class C Shares:
Proceeds from shares issued	33,770	52,119
Dividends reinvested	14,517	1,389
Value of shares redeemed	(69,676)	(52,297)

Change in net assets from Class C Share transactions	(21,389)	1,211
Institutional Shares:
Proceeds from shares issued	120,655,536	68,736,038
Dividends reinvested	36,292,487	6,375,592
Value of shares redeemed	(131,444,758)	(166,017,729)
Redemption In-Kind	—	—

Change in net assets from Institutional Share transactions	25,503,265	(90,906,099)

Change in net assets from capital transactions	$24,201,504	$(94,385,766)

Share Transactions:
Class A Shares:
Issued	594,942	517,981
Reinvested	179,580	29,386
Redeemed	(422,997)	(347,071)

Change in Class A Shares	351,525	200,296
Class B Shares:
Issued	56,846	62,625
Reinvested	91,167	11,398
Redeemed	(560,116)	(463,800)

Change in Class B Shares	(412,103)	(389,777)
Class C Shares:
Issued	1,766	2,803
Reinvested	789	75
Redeemed	(3,652)	(2,943)

Change in Class C Shares	(1,097)	(65)
Institutional Shares:
Issued	6,218,257	3,763,766
Reinvested	1,936,824	342,725
Redeemed	(6,769,780)	(8,934,669)
Redemption In-Kind	—	—

Change in Institutional Shares	1,385,301	(4,828,178)

Change in Shares	1,323,626	(5,017,724)

See accompanying notes to the financial statements.

Large Cap Growth Fund		Mid Cap Value Fund		Mid Cap Growth Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$2,852,916	$1,781,452	$3,543,605	$4,485,560	$2,584,357	$2,518,857
11,461	34,217	1,321,057	3,485,585	1,036,602	106,199
(2,494,029)	(2,280,442)	(4,085,956)	(3,419,250)	(2,501,025)	(2,430,159)

370,348	(464,773)	778,706	4,551,895	1,119,934	194,897

432,338	602,206	1,037,911	945,833	765,099	228,265
—	34,776	512,918	1,284,643	246,230	26,526
(3,961,543)	(2,993,414)	(768,298)	(730,819)	(706,264)	(342,348)

(3,529,205)	(2,356,432)	782,531	1,499,657	305,065	(87,557)

23,255	11,034	433,480	86,720	26,775	59,422
—	110	38,170	90,479	8,279	2,371
(3,112)	(20,255)	(104,036)	(314,401)	(74,621)	(241,417)

20,143	(9,111)	367,614	(137,202)	(39,567)	(179,624)

72,052,259	38,224,930	65,662,801	41,973,265	50,476,104	24,514,270
588,523	1,162,910	13,345,528	34,205,347	6,303,907	587,204
(199,487,899)	(80,834,477)	(45,845,588)	(67,793,960)	(31,644,428)	(45,352,627)
—	—	—	—	(5,000,000)	—

(126,847,117)	(41,446,637)	33,162,741	8,384,652	20,135,583	(20,251,153)

$(129,985,831)	$(44,276,953)	$35,091,592	$14,299,002	$21,521,015	$(20,323,437)

317,364	203,723	273,562	271,180	191,168	200,123
1,257	3,819	105,779	259,391	79,757	8,835
(276,880)	(260,302)	(312,940)	(216,209)	(188,884)	(195,031)

41,741	(52,760)	66,401	314,362	82,041	13,927

50,542	73,333	80,934	57,215	58,023	19,563
—	4,106	41,799	97,143	19,667	2,263
(470,181)	(361,793)	(59,657)	(43,973)	(56,695)	(28,374)

(419,639)	(284,354)	63,076	110,385	20,995	(6,548)

2,671	1,334	34,345	5,360	2,021	4,938
—	13	3,110	6,824	661	202
(377)	(2,390)	(7,989)	(19,649)	(5,700)	(18,787)

2,294	(1,043)	29,466	(7,465)	(3,018)	(13,647)

7,893,018	4,363,516	5,063,390	2,538,005	3,586,780	1,903,007
63,148	128,373	1,064,393	2,536,735	461,521	46,864
(21,972,602)	(9,093,856)	(3,519,435)	(4,052,925)	(2,306,318)	(3,563,229)
—	—	—	—	(338,524)	—

(14,016,436)	(4,601,967)	2,608,348	1,021,815	1,403,459	(1,613,358)

(14,392,040)	(4,940,124)	2,767,291	1,439,097	1,503,477	(1,619,626)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Small Cap Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,563,815	$1,710,491
Proceeds from shares issued in conversion	8,076,416	—
Dividends reinvested	170,057	24,657
Value of shares redeemed	(1,718,429)	(578,781)

Change in net assets from Class A Share transactions	8,091,859	1,156,367
Class B Shares:
Proceeds from shares issued	315,041	127,135
Proceeds from shares issued in conversion	4,879,881	—
Dividends reinvested	48,317	5,587
Value of shares redeemed	(1,226,132)	(35,184)

Change in net assets from Class B Share transactions	4,017,107	97,538
Class C Shares:
Proceeds from shares issued	2,569	4,000
Proceeds from shares issued in conversion	19,229	—
Dividends reinvested	622	72
Value of shares redeemed	(6,076)	(1,606)

Change in net assets from Class C Share transactions	16,344	2,466
Institutional Shares:
Proceeds from shares issued	32,824,936	12,467,749
Proceeds from shares issued in conversion	40,922,638	—
Dividends reinvested	3,865,352	1,559,698
Value of shares redeemed	(18,615,915)	(29,041,093)
Redemption In-Kind	(4,000,000)	—

Change in net assets from Institutional Share transactions	54,997,011	(15,013,646)

Change in net assets from capital transactions	$67,122,321	$(13,757,275)

Share Transactions:
Class A Shares:
Issued	102,573	108,999
Issued in conversion	519,217	—
Reinvested	11,590	1,663
Redeemed	(112,183)	(37,585)

Change in Class A Shares	521,197	73,077
Class B Shares:
Issued	20,791	8,300
Issued in conversion	320,692	—
Reinvested	3,358	382
Redeemed	(83,084)	(2,282)

Change in Class B Shares	261,757	6,400
Class C Shares:
Issued	176	265
Issued in conversion	1,265	—
Reinvested	43	5
Redeemed	(409)	(105)

Change in Class C Shares	1,075	165
Institutional Shares:
Issued	2,167,101	802,471
Issued in conversion	2,617,536	—
Reinvested	262,650	105,249
Redeemed	(1,227,142)	(1,887,106)
Redemption In-Kind	(243,605)	—

Change in Institutional Shares	3,576,540	(979,386)

Change in Shares	4,360,569	(899,744)

See accompanying notes to the financial statements.

International Equity Fund		Special Opportunities Equity Fund		Equity Income Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$1,793,701	$2,478,283	$15,547,406	$50,533,764	$21,290,688	$33,326,261
—	—	—	—	—	-
47,633	28,796	3,800,006	314,726	2,115,087	589,988
(1,828,946)	(837,193)	(17,598,570)	(12,154,765)	(9,336,457)	(1,849,819)

12,388	1,669,886	1,748,842	38,693,725	14,069,318	32,066,430

372,771	142,997	2,567,933	7,432,082	3,887,798	3,572,969
—	—	—	—	—	-
19,183	16,175	1,097,183	132,617	265,635	62,723
(850,793)	(640,348)	(3,722,250)	(1,625,829)	(955,321)	(119,544)

(458,839)	(481,176)	(57,134)	5,938,870	3,198,112	3,516,148

170,185	88,381	5,924,611	14,020,481	5,773,799	6,467,982
—	—	—	—	—	-
1,343	235	1,572,304	171,895	415,183	100,048
(90,384)	(852)	(5,037,947)	(3,171,753)	(1,775,128)	(304,640)

81,144	87,764	2,458,968	11,020,623	4,413,854	6,263,390

55,147,602	24,998,978	9,101,491	15,525,894	3,565,186	5,868,423
—	—	—	—	—	-
2,544,478	2,083,059	2,382,335	339,818	1,338,621	688,209
(67,705,276)	(70,487,002)	(8,820,554)	(3,215,628)	(3,552,093)	(1,005,833)
—	—	—	—	—	-

(10,013,196)	(43,404,965)	2,663,272	12,650,084	1,351,714	5,550,799

$(10,378,503)	$(42,128,491)	$6,813,948	$68,303,302	$23,032,998	$47,396,767

172,056	267,274	1,018,572	3,430,628	1,686,364	2,869,638
—	—	—	—	—	-
4,418	3,230	257,977	21,932	169,418	50,231
(181,464)	(93,010)	(1,151,094)	(804,158)	(736,138)	(156,448)

(4,990)	177,494	125,455	2,648,402	1,119,644	2,763,421

37,241	16,667	172,046	512,930	309,059	307,803
—	—	—	—	—	-
1,888	1,917	76,035	9,352	21,327	5,368
(85,845)	(74,499)	(249,906)	(109,982)	(75,605)	(10,194)

(46,716)	(55,915)	(1,825)	412,300	254,781	302,977

16,883	9,933	397,055	975,534	458,843	561,000
—	—	—	—	—	-
131	27	108,885	12,122	33,388	8,567
(9,159)	(101)	(336,921)	(212,218)	(141,240)	(25,759)

7,855	9,859	169,019	775,438	350,991	543,808

5,126,219	2,743,691	588,662	1,037,730	278,895	509,983
—	—	—	—	—	-
232,202	231,260	160,751	23,598	107,088	59,891
(6,367,133)	(7,688,123)	(577,140)	(210,210)	(280,919)	(83,473)
—	—	—	—	—	-

(1,008,712)	(4,713,172)	172,273	851,118	105,064	486,401

(1,052,563)	(4,581,734)	464,922	4,687,258	1,830,480	4,096,607

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Short U.S. Government Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,127,528	$1,521,231
Dividends reinvested	166,865	200,254
Value of shares redeemed	(3,017,691)	(2,023,644)

Change in net assets from Class A Share transactions	(1,723,298)	(302,159)
Class B Shares:
Proceeds from shares issued	—	—
Dividends reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B share transactions	—	—
Class C Shares:
Proceeds from shares issued	—	—
Dividends reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class C share transactions	—	—
Institutional Shares:
Proceeds from shares issued	11,753,484	45,135,970
Dividends reinvested	2,059,779	2,187,510
Value of shares redeemed	(102,568,330)	(83,575,378)
Redemption In-Kind	—	—

Change in net assets from Institutional Share transactions	(88,755,067)	(36,251,898)

Change in net assets from capital transactions	$(90,478,365)	$(36,554,057)

Share Transactions:
Class A Shares:
Issued	119,357	158,795
Reinvested	17,694	20,875
Redeemed	(319,852)	(211,022)

Change in Class A Shares	(182,801)	(31,352)
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares	—	—
Class C Shares:
Issued	—
Reinvested	—	—
Redeemed	—	—

Change in Class C Shares	—	—
Institutional Shares:
Issued	1,244,012	4,698,111
Reinvested	218,187	227,789
Redeemed	(10,850,633)	(8,711,294)
Redemption In-Kind	—	—

Change in Institutional Shares	(9,388,434)	(3,785,394)

Change in Shares	(9,571,235)	(3,816,746)

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund		Total Return Bond Fund		Kentucky Intermediate Tax-Free Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$3,393,825	$7,912,637	$1,566,777	$3,553,124	$470,225	$880,498
412,369	511,872	281,750	236,789	68,849	68,804
(7,612,519)	(6,364,645)	(2,569,535)	(1,171,666)	(398,856)	(1,085,960)

(3,806,325)	2,059,864	(721,008)	2,618,247	140,218	(136,658)

403,411	309,161	516,135	590,741	—	—
151,333	204,831	200,161	232,014	—	—
(2,171,972)	(1,534,282)	(1,878,269)	(1,092,541)	—	—

(1,617,228)	(1,020,290)	(1,161,973)	(269,786)	—	—

20,199	92,895	30,094	16,713	—	—
5,918	13,100	6,267	8,371	—	—
(87,702)	(428,764)	(133,111)	(57,214)	—	—

(61,585)	(322,769)	(96,750)	(32,130)	—	—

33,817,098	161,477,331	212,135,973	239,507,286	1,710,390	7,483,716
11,550,412	13,752,797	10,881,639	7,254,855	694	1,275
(323,713,750)	(158,332,454)	(117,974,744)	(48,556,956)	(6,166,394)	(5,130,596)
—	—	(192,588,337)	—	—	—

(278,346,240)	16,897,674	(87,545,469)	198,205,185	(4,455,310)	2,354,395

$(283,831,378)	$17,614,479	$(89,525,200)	$200,521,516	$(4,315,092)	$2,217,737

344,880	783,801	155,247	341,242	47,360	86,656
42,011	50,474	27,949	22,635	6,892	6,786
(773,802)	(629,447)	(253,889)	(112,317)	(39,896)	(106,990)

(386,911)	204,828	(70,693)	251,560	14,356	(13,548)

41,199	30,638	51,008	56,591	—	—
15,461	20,267	19,832	22,148	—	—
(222,404)	(151,847)	(187,185)	(104,808)	—	—

(165,744)	(100,942)	(116,345)	(26,069)	—	—

1,788	9,176	2,989	1,598	—	—
604	1,296	620	800	—	—
(8,890)	(42,455)	(13,311)	(5,488)	—	—

(6,498)	(31,983)	(9,702)	(3,090)	—	—

3,429,697	15,900,619	21,073,955	22,968,831	172,234	739,641
1,174,507	1,355,399	1,079,488	693,599	70	126
(32,878,165)	(15,658,921)	(11,710,373)	(4,652,378)	(617,147)	(506,921)
—	—	(18,936,906)	—	—	—

(28,273,961)	1,597,097	(8,493,836)	19,010,052	(444,843)	232,846

(28,833,114)	1,669,000	(8,690,576)	19,232,453	(430,487)	219,298

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$521,102	$1,131,881
Dividends reinvested	36,314	19,961
Value of shares redeemed	(221,862)	(196,969)

Change in net assets from Class A Share transactions	335,554	954,873
Institutional Shares:
Proceeds from shares issued	2,217,996	3,481,070
Dividends reinvested	—	28
Value of shares redeemed	(4,353,530)	(2,383,358)

Change in net assets from Institutional Share transactions	(2,135,534)	1,097,740

Change in net assets from capital transactions	$(1,799,980)	$2,052,613

Share Transactions:
Class A Shares:
Issued	52,437	112,251
Reinvested	3,642	1,978
Redeemed	(22,268)	(19,446)

Change in Class A Shares	33,811	94,783
Institutional Shares:
Issued	222,409	344,202
Reinvested	—	3
Redeemed	(437,179)	(235,979)

Change in Institutional Shares	(214,770)	108,226

Change in Shares	(180,959)	203,009

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$4,652,606	$7,701,435	$328,384	$567,315	$1,838,786	$3,405,742
705,765	639,663	183,085	139,596	250,054	217,712
(7,591,504)	(8,948,526)	(505,780)	(690,630)	(3,235,407)	(3,208,442)

(2,233,133)	(607,428)	5,689	16,281	(1,146,567)	415,012

22,919,184	31,065,370	3,332,757	2,267,601	14,726,302	16,254,714
49,122	27,118	1,063	—	80,896	59,445
(27,815,851)	(32,601,828)	(4,084,936)	(2,863,089)	(16,158,693)	(16,122,671)

(4,847,545)	(1,509,340)	(751,116)	(595,488)	(1,351,495)	191,488

$(7,080,678)	$(2,116,768)	$(745,427)	$(579,207)	$(2,498,062)	$606,500

452,100	729,383	31,839	53,567	161,944	292,826
68,638	60,575	17,805	13,084	22,108	18,732
(740,681)	(851,796)	(49,587)	(64,210)	(285,422)	(275,812)

(219,943)	(61,838)	57	2,441	(101,370)	35,746

2,225,950	2,948,573	325,968	214,639	1,306,843	1,400,680
4,779	2,576	105	—	7,154	5,117
(2,703,831)	(3,087,873)	(399,095)	(270,854)	(1,432,134)	(1,386,069)

(473,102)	(136,724)	(73,022)	(56,215)	(118,137)	19,728

(693,045)	(198,562)	(72,965)	(53,774)	(219,507)	55,474

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	West Virginia Intermediate Tax-Free Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,071,322	$4,029,274
Dividends reinvested	461,980	382,174
Value of shares redeemed	(1,595,339)	(1,048,404)

Change in net assets from Class A Share transactions	1,937,963	3,363,044
Class B Shares:
Proceeds from shares issued	—	—
Dividends reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions	—	—
Class C Shares:
Proceeds from shares issued	—	—
Dividends reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class C Share transactions	—	—
Institutional Shares:
Proceeds from shares issued	9,179,142	7,786,086
Dividends reinvested	6,188	1,049
Value of shares redeemed	(13,543,394)	(14,269,027)

Change in net assets from Institutional Share transactions	(4,358,064)	(6,481,892)

Change in net assets from capital transactions	$(2,420,101)	$(3,118,848)

Share Transactions:
Class A Shares:
Issued	315,965	405,774
Reinvested	47,574	38,436
Redeemed	(164,690)	(105,279)

Change in Class A Shares	198,849	338,931
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares	—	—
Class C Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class C Shares	—	—
Institutional Shares:
Issued	944,140	783,915
Reinvested	637	105
Redeemed	(1,394,252)	(1,436,248)

Change in Institutional Shares	(449,475)	(652,228)

Change in Shares	(250,626)	(313,297)

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Prime Money Market Fund		U.S. Treasury Money Market Fund		National Tax-Free Money Market Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Period August 1, 2006 Through September 30, 2006 (a)

$877,547,136	$653,088,826	$209,931,673	$122,382,575	$1,000
21,227,737	9,671,407	4,583,261	2,116,647	5
(755,729,498)	(595,695,608)	(160,875,549)	(132,739,325)	—

143,045,375	67,064,625	53,639,385	(8,240,103)	1,005

1,712,243	461,617	200,191	313,580	1,000
54,133	26,539	15,977	7,886	4
(1,300,846)	(977,892)	(642,930)	(401,098)	—

465,530	(489,736)	(426,762)	(79,632)	1,004

598,347	93,694	49,093	32,427	1,000
14,032	4,767	923	111	4
(545,083)	(225,799)	(32,524)	—	—

67,296	(127,338)	17,492	32,538	1,004

1,603,996,022	1,062,641,967	992,710,421	850,340,038	126,414,787
3,220,388	1,490,626	6,433,545	3,639,835	5
(1,386,537,416)	(1,083,040,861)	(1,110,395,351)	(1,187,406,453)	(30,657,300)

220,678,994	(18,908,268)	(111,251,385)	(333,426,580)	95,757,492

$364,257,195	$47,539,283	$(58,021,270)	$(341,713,777)	$95,760,505

877,547,136	653,088,826	209,931,673	122,382,575	1,000
21,227,737	9,671,407	4,583,261	2,116,647	5
(755,729,498)	(595,695,608)	(160,875,549)	(132,739,325)	—

143,045,375	67,064,625	53,639,385	(8,240,103)	1,005

1,712,243	461,617	200,191	313,580	1,000
54,133	26,539	15,977	7,886	4
(1,300,846)	(977,892)	(642,930)	(401,098)	—

465,530	(489,736)	(426,762)	(79,632)	1,004

598,347	93,694	49,093	32,427	1,000
14,032	4,767	923	111	4
(545,083)	(225,799)	(32,524)	—	—

67,296	(127,338)	17,492	32,538	1,004

1,603,996,022	1,062,641,967	992,710,421	850,340,038	126,414,787
3,220,388	1,490,626	6,433,545	3,639,835	5
(1,386,537,416)	(1,083,040,861)	(1,110,395,351)	(1,187,406,453)	(30,657,300)

220,678,994	(18,908,268)	(111,251,385)	(333,426,580)	95,757,492

364,257,195	47,539,283	(58,021,270)	(341,713,777)	95,760,505

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Capital Manager Conservative Growth Fund
	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,894,718	$4,545,111
Dividends reinvested	299,243	174,477
Value of shares redeemed	(2,683,350)	(1,604,470)

Change in net assets from Class A Share transactions	510,611	3,115,118
Class B Shares:
Proceeds from shares issued	889,140	837,278
Dividends reinvested	127,595	83,612
Value of shares redeemed	(1,145,079)	(1,025,899)

Change in net assets from Class B Share transactions	(128,344)	(105,009)
Class C Shares:
Proceeds from shares issued	1,495	4,097
Dividends reinvested	3,332	2,873
Value of shares redeemed	(36,001)	(40,020)

Change in net assets from Class C Share transactions	(31,174)	(33,050)
Institutional Shares:
Proceeds from shares issued	5,104,480	7,174,505
Dividends reinvested	2,277,160	2,031,356
Value of shares redeemed	(8,511,559)	(8,698,693)
Redemption-In-Kind	(24,907,733)	—

Change in net assets from Institutional Share transactions	(26,037,652)	507,168

Change in net assets from capital transactions	$(25,686,559)	$3,484,227

Share Transactions:
Class A Shares:
Issued	296,643	471,031
Reinvested	30,431	18,128
Redeemed	(273,031)	(166,711)

Change in Class A Shares	54,043	322,448
Class B Shares:
Issued	90,828	87,018
Reinvested	12,972	8,692
Redeemed	(116,632)	(106,529)

Change in Class B Shares	(12,832)	(10,819)
Class C Shares:
Issued	152	425
Reinvested	340	300
Redeemed	(3,693)	(4,189)

Change in Class C Shares	(3,201)	(3,464)
Institutional Shares:
Issued	513,254	738,450
Reinvested	230,153	209,918
Redeemed	(861,524)	(898,329)
Redemption-In-Kind	(2,498,268)	—

Change in Institutional Shares	(2,616,385)	50,039

Change in Shares	(2,578,375)	358,204

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006	For the Year Ended September 30, 2005

$8,370,745	$10,050,273	$7,362,741	$6,209,050	$2,384,353	$2,993,886
799,802	432,713	429,052	174,631	210,775	29,192
(5,935,951)	(3,962,369)	(3,318,572)	(2,661,745)	(1,401,220)	(1,002,205)

3,234,596	6,520,617	4,473,221	3,721,936	1,193,908	2,020,873

3,181,245	4,133,083	3,406,232	4,047,594	1,133,885	1,701,167
401,790	179,010	264,038	65,614	211,435	6,959
(4,769,211)	(3,138,147)	(2,440,432)	(2,300,772)	(1,260,549)	(773,587)

(1,186,176)	1,173,946	1,229,838	1,812,436	84,771	934,539

24,138	46,923	22,379	4,603	5,438	301
2,447	1,384	879	137	509	1
(14,889)	(118,189)	(1,305)	(36,901)	(15,439)	(74,313)

11,696	(69,882)	21,953	(32,161)	(9,492)	(74,011)

7,818,183	8,257,339	7,034,663	7,167,157	6,871,867	4,088,655
1,126,897	799,904	830,721	505,600	925,609	198,724
(3,589,079)	(2,815,243)	(2,757,951)	(2,241,429)	(1,950,722)	(2,624,499)
(24,751,203)	—	(24,289,586)	—	(17,939,344)	—

(19,395,202)	6,242,000	(19,182,153)	5,431,328	(12,092,590)	1,662,880

$(17,335,086)	$13,866,681	$(13,457,141)	$10,933,539	$(10,823,403)	$4,544,281

839,102	1,053,979	739,695	666,388	211,575	286,202
79,930	45,275	43,090	18,603	18,983	2,805
(594,781)	(415,364)	(332,216)	(286,259)	(124,422)	(95,524)

324,251	683,890	450,569	398,732	106,136	193,483

324,054	441,141	347,785	442,110	103,854	169,091
40,900	18,957	27,107	7,100	19,679	680
(487,690)	(335,050)	(249,120)	(252,552)	(115,637)	(76,268)

(122,736)	125,048	125,772	196,658	7,896	93,503

2,457	4,988	2,312	499	504	30
248	146	90	14	48	—
(1,507)	(12,517)	(134)	(4,068)	(1,388)	(7,356)

1,198	(7,383)	2,268	(3,555)	(836)	(7,326)

775,206	862,088	703,458	768,886	603,581	389,867
112,593	83,518	83,724	53,932	82,964	18,948
(357,251)	(293,469)	(278,118)	(239,476)	(175,325)	(250,678)
(2,436,142)	—	(2,407,293)	—	(1,579,166)	—

(1,905,594)	652,137	(1,898,229)	583,342	(1,067,946)	158,137

(1,702,881)	1,453,692	(1,319,620)	1,175,177	(954,750)	437,797

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Dividends
Large Cap Fund
Year Ended September 30, 2006	$19.47	0.30	(b)	2.30	2.60	(0.30)	(1.44)	(1.74)
Year Ended September 30, 2005	$17.26	0.28		2.22	2.50	(0.29)	—	(0.29)
Year Ended September 30, 2004	$14.87	0.23		2.38	2.61	(0.22)	—	(0.22)
Year Ended September 30, 2003	$12.84	0.23		2.03	2.26	(0.23)	—	(0.23)
Year Ended September 30, 2002	$16.79	0.18		(3.47)	(3.29)	(0.18)	(0.48)	(0.66)
Large Cap Growth Fund
Year Ended September 30, 2006	$8.97	0.02	(b)	(0.05)	(0.03)	(0.01)	—	(0.01)
Year Ended September 30, 2005	$8.22	0.02	(b)	0.77	0.79	(0.04)	—	(0.04)
Year Ended September 30, 2004	$7.69	(0.01)		0.54	0.53	—	—	—
Year Ended September 30, 2003	$6.60	(0.02)		1.11	1.09	—	—	—
Year Ended September 30, 2002	$8.16	(0.06)		(1.50)	(1.56)	—	—	—
Mid Cap Value Fund
Year Ended September 30, 2006	$13.35	0.03	(b)	1.60	1.63	(0.04)	(1.45)	(1.49)
Year Ended September 30, 2005	$15.40	0.13	(b)	3.04	3.17	(0.13)	(5.09)	(5.22)
Year Ended September 30, 2004	$12.98	0.18	(b)	2.42	2.60	(0.18)	—	(0.18)
Year Ended September 30, 2003	$10.93	0.16	(b)	2.04	2.20	(0.15)	—	(0.15)
Year Ended September 30, 2002	$13.12	0.17	(b)	(1.04)	(0.87)	(0.17)	(1.15)	(1.32)
Mid Cap Growth Fund
Year Ended September 30, 2006	$13.90	(0.01	)(b)	— (c)	(0.01)	(0.02)	(1.42)	(1.44)
Year Ended September 30, 2005	$10.95	(0.09	)(b)	3.18	3.09	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.84	(0.08)		1.19	1.11	—	—	—
Year Ended September 30, 2003	$8.07	(0.09)		1.86	1.77	—	—	—
Year Ended September 30, 2002	$9.80	(0.08)		(1.02)	(1.10)	—	(0.63)	(0.63)
Small Cap Fund
Year Ended September 30, 2006	$16.38	—	(b)(c)	1.06	1.06	(0.03)	(2.30)	(2.33)
Year Ended September 30, 2005	$14.21	0.11	(b)	2.62	2.73	(0.14)	(0.42)	(0.56)
Year Ended September 30, 2004	$11.44	—	(b)(c)	2.90	2.90	(0.01)	(0.12)	(0.13)
May 19, 2003 to September 30, 2003 (a)	$10.00	0.01	(b)	1.43	1.44	— (c)	—	— (c)
International Equity Fund
Year Ended September 30, 2006	$9.58	0.14	(b)	1.49	1.63	(0.15)	—	(0.15)
Year Ended September 30, 2005	$8.12	0.10	(b)	1.47	1.57	(0.11)	—	(0.11)
Year Ended September 30, 2004	$6.88	0.07	(b)	1.25	1.32	(0.08)	—	(0.08)
Year Ended September 30, 2003	$6.31	0.06	(b)	0.54	0.60	(0.03)	—	(0.03)
Year Ended September 30, 2002	$7.43	(0.02	)(b)	(1.10)	(1.12)	—	—	—
Special Opportunities Equity Fund
Year Ended September 30, 2006	$15.57	(0.04)		1.69	1.65	—	(0.79)	(0.79)
Year Ended September 30, 2005	$13.08	(0.07)		2.68	2.61	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.53	(0.06)		2.69	2.63	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.01)		0.54	0.53	—	—	—
Equity Income Fund
Year Ended September 30, 2006	$12.09	0.28		1.58	1.86	(0.32)	(0.27)	(0.59)
Year Ended September 30, 2005	$10.35	0.24		1.77	2.01	(0.25)	(0.02)	(0.27)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.05	(b)	0.34	0.39	(0.04)	—	(0.04)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover rate**

$20.33	14.29%	$48,656	1.14%	1.53%	1.43%	34.83%
$19.47	14.60%	$39,756	1.14%	1.56%	1.48%	19.50%
$17.26	17.61%	$31,783	1.20%	1.32%	1.56%	16.40%
$14.87	17.73%	$25,397	1.17%	1.67%	1.55%	18.89%
$12.84	(20.57)%	$22,222	1.23%	1.11%	1.62%	23.02%

$8.93	(0.31)%	$9,446	1.13%	0.19%	1.43%	186.19%
$8.97	9.62%	$9,116	1.14%	0.38%	1.49%	62.78%
$8.22	6.89%	$8,784	1.22%	(0.33)%	1.58%	127.47%
$7.69	16.52%	$7,042	1.18%	(0.35)%	1.57%	91.73%
$6.60	(19.12)%	$6,240	1.28%	(0.57)%	1.67%	100.46%

$13.49	13.18%	$13,393	1.13%	0.23%	1.18%	53.92%
$13.35	20.82%	$12,361	1.15%	0.76%	1.25%	126.99%
$15.40	20.10%	$9,423	1.23%	1.22%	1.35%	19.17%
$12.98	20.31%	$6,841	1.20%	1.33%	1.35%	18.28%
$10.93	(8.24)%	$5,070	1.15%	1.29%	1.38%	18.20%

$12.45	(0.49)%	$10,381	1.14%	(0.07)%	1.19%	140.90%
$13.90	28.45%	$10,444	1.14%	(0.71)%	1.26%	92.74%
$10.95	11.28%	$8,079	1.25%	(0.90)%	1.36%	138.61%
$9.84	21.93%	$6,486	1.19%	(0.96)%	1.36%	125.97%
$8.07	(12.54)%	$5,533	1.17%	(0.88)%	1.44%	117.06%

$15.11	6.96%	$9,353	1.28%	(0.03)%	1.77%	43.25%
$16.38	19.64%	$1,604	1.29%	0.69%	1.77%	8.39%
$14.21	25.53%	$353	1.48%	(0.03)%	1.91%	11.25%
$11.44	14.43%	$112	2.04%	0.35%	2.29%	48.84%

$11.06	17.04%	$4,202	1.40%	1.37%	1.75%	36.22%
$9.58	19.46%	$3,687	1.46%	1.15%	1.83%	44.96%
$8.12	19.25%	$1,686	1.58%	0.91%	1.92%	50.68%
$6.88	9.58%	$2,162	1.63%	0.95%	1.90%	199.78%
$6.31	(15.07)%	$1,412	1.68%	(0.24)%	1.93%	95.86%

$16.43	11.16%	$81,883	1.28%	(0.26)%	1.53%	58.01%
$15.57	20.05%	$75,627	1.30%	(0.41)%	1.57%	30.38%
$13.08	25.06%	$28,903	1.42%	(0.77)%	1.80%	32.06%
$10.53	5.30%	$5,460	1.06%	(0.42)%	2.02%	13.24%

$13.36	15.79%	$60,059	1.20%	2.28%	1.45%	45.38%
$12.09	19.55%	$40,825	1.10%	2.57%	1.57%	39.65%
$10.35	3.89%	$6,342	1.54%	1.79%	2.14%	1.65%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Short U.S. Government Fund
Year Ended September 30, 2006	$9.50	0.28	(b)	0.01	(i)	0.29	(0.31)	—	(0.31)
Year Ended September 30, 2005	$9.70	0.23		(0.14)		0.09	(0.29)	—	(0.29)
Year Ended September 30, 2004	$9.89	0.17		(0.10)		0.07	(0.26)	—	(0.26)
Year Ended September 30, 2003	$10.08	0.27		(0.11)		0.16	(0.35)	—	(0.35)
Year Ended September 30, 2002	$10.04	0.43	(c)	0.06	(c)	0.49	(0.45)	—	(0.45)
Intermediate U.S. Government Fund
Year Ended September 30, 2006	$10.01	0.41	(b)	(0.11)		0.30	(0.42)	—	(0.42)
Year Ended September 30, 2005	$10.24	0.35	(b)	(0.15)		0.20	(0.38)	(0.05)	(0.43)
Year Ended September 30, 2004	$10.57	0.32		(0.19)		0.13	(0.33)	(0.13)	(0.46)
Year Ended September 30, 2003	$10.77	0.35		(0.07)		0.28	(0.39)	(0.09)	(0.48)
Year Ended September 30, 2002	$10.38	0.47	(d)	0.42	(d)	0.89	(0.50)	—	(0.50)
Total Return Bond Fund
Year Ended September 30, 2006	$10.31	0.42	(b)	(0.12)		0.30	(0.44)	(0.05)	(0.49)
Year Ended September 30, 2005	$10.59	0.38	(b)	(0.19)		0.19	(0.44)	(0.03)	(0.47)
Year Ended September 30, 2004	$10.72	0.41		(0.08)		0.33	(0.46)	—	(0.46)
Year Ended September 30, 2003	$10.33	0.47		0.41		0.88	(0.49)	—	(0.49)
Year Ended September 30, 2002	$10.56	0.53	(e)	(0.04	)(e)	0.49	(0.55)	(0.17)	(0.72)
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2006	$10.06	0.30		0.06		0.36	(0.30)	—	(0.30)
Year Ended September 30, 2005	$10.22	0.27	(b)	(0.16)		0.11	(0.27)	—	(0.27)
Year Ended September 30, 2004	$10.23	0.27	(b)	(0.01)		0.26	(0.27)	—	(0.27)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.15	(b)	0.35		0.50	(0.27)	—	(0.27)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2006	$10.02	0.29		0.10		0.39	(0.29)	—	(0.29)
Year Ended September 30, 2005	$10.15	0.26	(b)	(0.13)		0.13	(0.26)	—	(0.26)
Year Ended September 30, 2004	$10.15	0.24		—	(f)	0.24	(0.24)	—	(0.24)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.18		0.15		0.33	(0.18)	—	(0.18)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2006	$10.46	0.36		—	(f)	0.36	(0.35)	(0.09)	(0.44)
Year Ended September 30, 2005	$10.67	0.35		(0.19)		0.16	(0.35)	(0.02)	(0.37)
Year Ended September 30, 2004	$10.81	0.32		(0.10)		0.22	(0.32)	(0.04)	(0.36)
Year Ended September 30, 2003	$10.86	0.33		(0.01)		0.32	(0.33)	(0.04)	(0.37)
Year Ended September 30, 2002	$10.54	0.36		0.40		0.76	(0.36)	(0.08)	(0.44)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2006	$10.54	0.34		(0.01)		0.33	(0.34)	(0.18)	(0.52)
Year Ended September 30, 2005	$10.81	0.34		(0.19)		0.15	(0.34)	(0.08)	(0.42)
Year Ended September 30, 2004	$10.88	0.34		(0.07)		0.27	(0.33)	(0.01)	(0.34)
Year Ended September 30, 2003	$10.87	0.34		0.01		0.35	(0.34)	—	(0.34)
Year Ended September 30, 2002	$10.46	0.37		0.41		0.78	(0.37)	—	(0.37)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2006	$11.49	0.40		(0.05)		0.35	(0.39)	(0.06)	(0.45)
Year Ended September 30, 2005	$11.74	0.39		(0.22)		0.17	(0.40)	(0.02)	(0.42)
Year Ended September 30, 2004	$11.96	0.38		(0.14)		0.24	(0.38)	(0.08)	(0.46)
Year Ended September 30, 2003	$11.99	0.37		0.01		0.38	(0.37)	(0.04)	(0.41)
Year Ended September 30, 2002	$11.57	0.41		0.42		0.83	(0.41)	—	(0.41)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.
(f)	Amount is less than $0.005.
(g)	Not annualized for periods less than one year.
(h)	Annualized for periods less than one year.
(i)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (g)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (h)	Ratio of net investment income (loss) to average net assets (h)		Ratio of expenses to average net assets* (h)	Portfolio turnover rate**

$9.48	3.12%	$6,233	0.89%	2.99%		1.29%	98.08%
$9.50	0.96%	$7,980	0.91%	2.40%		1.34%	33.67%
$9.70	0.71%	$8,456	0.99%	1.85%		1.41%	62.59%
$9.89	1.56%	$9,619	1.00%	2.48%		1.40%	93.86%
$10.08	5.03%	$5,286	1.03%	4.03	%(c)	1.43%	73.93%

$9.89	3.08%	$9,748	0.92%	4.21%		1.29%	127.13%
$10.01	1.98%	$13,744	0.96%	3.41%		1.33%	107.04%
$10.24	1.30%	$11,959	1.05%	2.90%		1.42%	98.35%
$10.57	2.62%	$9,646	1.07%	3.13%		1.42%	209.07%
$10.77	8.85%	$6,453	1.10%	4.56	%(d)	1.45%	79.36%

$10.12	2.96%	$6,407	0.93%	4.16%		1.29%	226.36%
$10.31	1.88%	$7,254	0.96%	3.62%		1.33%	173.74%
$10.59	3.22%	$4,786	1.07%	3.84%		1.44%	31.95%
$10.72	8.69%	$4,308	1.08%	4.34%		1.44%	43.98%
$10.33	4.98%	$2,042	1.11%	5.11	%(e)	1.50%	69.15%

$10.12	3.67%	$2,729	0.91%	3.02%		1.37%	64.55%
$10.06	1.06%	$2,566	0.89%	2.65%		1.47%	37.50%
$10.22	2.55%	$2,746	0.78%	2.63%		1.57%	24.78%
$10.23	5.09%	$1,877	0.62%	2.50%		1.65%	42.87%

$10.12	3.95%	$1,966	0.85%	2.89%		1.41%	219.80%
$10.02	1.28%	$1,609	0.81%	2.57%		1.52%	44.67%
$10.15	2.37%	$667	0.75%	2.32%		1.73%	55.18%
$10.15	3.32%	$482	0.72%	2.22%		2.24%	40.16%

$10.38	3.58%	$19,163	0.90%	3.45%		1.30%	94.95%
$10.46	1.49%	$21,600	0.90%	3.29%		1.36%	60.84%
$10.67	2.10%	$22,689	0.90%	3.03%		1.42%	67.80%
$10.81	3.04%	$25,323	0.92%	3.11%		1.42%	44.56%
$10.86	7.46%	$23,828	0.93%	3.41%		1.43%	20.39%

$10.35	3.27%	$4,001	0.93%	3.30%		1.35%	80.24%
$10.54	1.39%	$4,072	0.92%	3.20%		1.40%	56.03%
$10.81	2.60%	$4,149	0.90%	3.11%		1.44%	32.63%
$10.88	3.29%	$4,680	0.86%	3.14%		1.43%	32.04%
$10.87	7.67%	$4,128	0.83%	3.52%		1.48%	21.81%

$11.39	3.23%	$11,877	0.90%	3.55%		1.30%	76.53%
$11.49	1.44%	$13,145	0.89%	3.39%		1.36%	48.04%
$11.74	2.05%	$13,005	0.91%	3.22%		1.43%	45.07%
$11.96	3.24%	$7,447	0.92%	3.14%		1.42%	34.17%
$11.99	7.36%	$3,041	0.96%	3.45%		1.46%	13.12%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Net Asset Value, Beginning of Period	Investment Activities					Dividends
		Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities		Net investment income	Net realized gains on investments	Total Dividends
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2006	$9.85	0.39		(0.02)	0.37		(0.37)	(0.06)	(0.43)
Year Ended September 30, 2005	$10.08	0.35	(b)	(0.15)	0.20		(0.35)	(0.08)	(0.43)
Year Ended September 30, 2004	$10.20	0.32		(0.07)	0.25		(0.33)	(0.04)	(0.37)
Year Ended September 30, 2003	$10.35	0.33	(b)	0.01	0.34		(0.33)	(0.16)	(0.49)
Year Ended September 30, 2002	$10.01	0.43		0.31	0.74		(0.38)	(0.02)	(0.40)
Prime Money Market Fund
Year Ended September 30, 2006	$1.00	0.04		— (c)	0.04		(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		— (c)	0.02		(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(c)	— (c)	—	(c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—	0.01		(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2006	$1.00	0.04		—	0.04		(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	0.02		(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		— (c)	0.01		(0.01)	—	(0.01)
National Tax-Free Money Market Fund
August 1, 2006 to September 30, 2006 (a)	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2006	$9.76	0.31	(b)	0.22	0.53		(0.33)	—	(0.33)
Year Ended September 30, 2005	$9.30	0.23		0.45	0.68		(0.22)	—	(0.22)
Year Ended September 30, 2004	$8.84	0.16	(b)	0.46	0.62		(0.16)	—	(0.16)
Year Ended September 30, 2003	$8.29	0.18		0.57	0.75		(0.16)	(0.04)	(0.20)
Year Ended September 30, 2002	$9.12	0.23		(0.68)	(0.45)		(0.20)	(0.18)	(0.38)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2006	$9.79	0.24	(b)	0.45	0.69		(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.01	0.17	(b)	0.76	0.93		(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.28	0.08	(b)	0.73	0.81		(0.08)	—	(0.08)
Year Ended September 30, 2003	$7.47	0.08		0.82	0.90		(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.82	0.12		(0.99)	(0.87)		(0.11)	(0.37)	(0.48)
Capital Manager Growth Fund***
Year Ended September 30, 2006	$9.68	0.20	(b)	0.56	0.76		(0.21)	—	(0.21)
Year Ended September 30, 2005	$8.70	0.13		0.96	1.09		(0.11)	—	(0.11)
Year Ended September 30, 2004	$7.81	0.05	(b)	0.88	0.93		(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.87	0.04		0.94	0.98		(0.04)	—	(0.04)
Year Ended September 30, 2002	$8.46	0.03		(1.20)	(1.17)		(0.02)	(0.40)	(0.42)
Capital Manager Equity Fund***
Year Ended September 30, 2006	$10.95	0.17	(b)	0.83	1.00		(0.19)	(0.19)	(0.38)
Year Ended September 30, 2005	$9.58	0.09	(b)	1.34	1.43		(0.06)	—	(0.06)
Year Ended September 30, 2004	$8.45	0.02	(b)	1.12	1.14		(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.36	—	(b)(c)	1.15	1.15		(0.01)	(0.05)	(0.06)
Year Ended September 30, 2002	$8.96	(0.02)		(1.58)	(1.60)		—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

	Total Return (excludes sales charge) (d)	Ratios/Supplementary Data
Net Asset Value, End of Period		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover rate**

$9.79	3.85%	$15,773	0.90%	3.80%	0.90%	50.14%
$9.85	1.97%	$13,911	0.93%	3.50%	0.96%	32.10%
$10.08	2.51%	$10,815	1.01%	3.24%	1.03%	16.24%
$10.20	3.41%	$11,541	0.98%	3.23%	1.01%	25.59%
$10.35	7.61%	$10,029	0.97%	3.78%	1.13%	61.44%

$1.00	3.86%	$636,327	0.98%	3.83%	1.09%	—
$1.00	1.92%	$493,282	0.91%	1.91%	1.13%	—
$1.00	0.41%	$426,217	0.86%	0.40%	1.20%	—
$1.00	0.48%	$459,375	0.98%	0.47%	1.19%	—
$1.00	1.21%	$416,782	1.05%	1.20%	1.23%	—

$1.00	3.64%	$167,900	0.96%	3.63%	1.09%	—
$1.00	1.69%	$114,260	0.89%	1.66%	1.14%	—
$1.00	0.31%	$122,500	0.79%	0.31%	1.21%	—
$1.00	0.30%	$135,059	0.99%	0.32%	1.20%	—
$1.00	1.01%	$197,830	1.05%	1.01%	1.24%	—

$1.00	0.51%	$1	0.62%	2.96%	1.26%	—

$9.96	5.54%	$9,365	0.33%	3.12%	0.95%	5.69%
$9.76	7.39%	$8,646	0.43%	2.45%	1.01%	52.50%
$9.30	6.97%	$5,242	0.69%	1.68%	1.14%	2.47%
$8.84	9.09%	$2,579	0.78%	1.86%	1.23%	33.03%
$8.29	(5.18)%	$1,198	0.79%	2.25%	1.24%	6.29%

$10.22	7.10%	$33,472	0.35%	2.44%	0.97%	7.33%
$9.79	10.35%	$28,912	0.48%	1.77%	1.05%	37.83%
$9.01	9.77%	$20,428	0.74%	0.92%	1.19%	0.17%
$8.28	12.13%	$8,054	0.75%	1.11%	1.20%	21.46%
$7.47	(10.76)%	$3,194	0.81%	1.26%	1.26%	14.56%

$10.23	7.97%	$22,801	0.36%	2.01%	0.98%	6.26%
$9.68	12.51%	$17,219	0.48%	1.37%	1.07%	26.22%
$8.70	11.85%	$12,007	0.75%	0.52%	1.23%	0.19%
$7.81	14.22%	$4,660	0.80%	0.59%	1.25%	17.80%
$6.87	(14.82)%	$2,700	0.87%	0.39%	1.32%	8.38%

$11.57	9.39%	$7,762	0.36%	1.53%	0.97%	1.48%
$10.95	14.95%	$6,183	0.45%	0.91%	1.09%	2.14%
$9.58	13.53%	$3,557	0.77%	0.22%	1.31%	3.10%
$8.45	15.61%	$1,225	0.95%	0.05%	1.40%	8.30%
$7.36	(17.86)%	$645	0.90%	(0.15)%	1.35%	5.75%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Dividends
Large Cap Fund
Year Ended September 30, 2006	$19.31	0.16	(b)	2.27	2.43	(0.15)	(1.44)	(1.59)
Year Ended September 30, 2005	$17.12	0.13		2.22	2.35	(0.16)	—	(0.16)
Year Ended September 30, 2004	$14.75	0.09		2.38	2.47	(0.10)	—	(0.10)
Year Ended September 30, 2003	$12.75	0.12		2.01	2.13	(0.13)	—	(0.13)
Year Ended September 30, 2002	$16.68	0.06		(3.44)	(3.38)	(0.07)	(0.48)	(0.55)
Large Cap Growth Fund
Year Ended September 30, 2006	$8.47	(0.05	)(b)	(0.05)	(0.10)	—	—	—
Year Ended September 30, 2005	$7.80	(0.03	)(b)	0.72	0.69	(0.02)	—	(0.02)
Year Ended September 30, 2004	$7.36	(0.13)		0.57	0.44	—	—	—
Year Ended September 30, 2003	$6.36	(0.08	)(b)	1.08	1.00	—	—	—
Year Ended September 30, 2002	$7.93	(0.12)		(1.45)	(1.57)	—	—	—
Mid Cap Value Fund
Year Ended September 30, 2006	$13.16	(0.07	)(b)	1.59	1.52	— (c)	(1.45)	(1.45)
Year Ended September 30, 2005	$15.30	—	(b)(c)	3.02	3.02	(0.07)	(5.09)	(5.16)
Year Ended September 30, 2004	$12.91	0.07	(b)	2.42	2.49	(0.10)	—	(0.10)
Year Ended September 30, 2003	$10.90	0.07		2.03	2.10	(0.09)	—	(0.09)
Year Ended September 30, 2002	$13.10	0.08		(1.03)	(0.95)	(0.10)	(1.15)	(1.25)
Mid Cap Growth Fund
Year Ended September 30, 2006	$13.47	(0.11	)(b)	0.01 (g)	(0.10)	—	(1.42)	(1.42)
Year Ended September 30, 2005	$10.70	(0.17	)(b)	3.08	2.91	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.68	(0.16)		1.18	1.02	—	—	—
Year Ended September 30, 2003	$8.00	(0.13)		1.81	1.68	—	—	—
Year Ended September 30, 2002	$9.79	(0.14	)(b)	(1.02)	(1.16)	—	(0.63)	(0.63)
Small Cap Fund
Year Ended September 30, 2006	$16.11	(0.12	)(b)	1.05	0.93	(0.01)	(2.30)	(2.31)
Year Ended September 30, 2005	$14.06	—	(b)(c)	2.58	2.58	(0.11)	(0.42)	(0.53)
Year Ended September 30, 2004	$11.40	(0.10	)(b)	2.88	2.78	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.04	)(b)	1.44	1.40	—	—	—
International Equity Fund
Year Ended September 30, 2006	$9.09	0.06	(b)	1.42	1.48	(0.11)	—	(0.11)
Year Ended September 30, 2005	$7.74	0.03	(b)	1.38	1.41	(0.06)	—	(0.06)
Year Ended September 30, 2004	$6.57	0.02	(b)	1.19	1.21	(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.07	(0.02	)(b)	0.54	0.52	(0.02)	—	(0.02)
Year Ended September 30, 2002	$7.19	(0.07	)(b)	(1.05)	(1.12)	—	—	—
Special Opportunities Equity Fund
Year Ended September 30, 2006	$15.29	(0.16)		1.66	1.50	—	(0.79)	(0.79)
Year Ended September 30, 2005	$12.95	(0.13)		2.59	2.46	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.50	(0.12)		2.65	2.53	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.02)		0.52	0.50	—	—	—
Equity Income Fund
Year Ended September 30, 2006	$12.08	0.19		1.56	1.75	(0.23)	(0.27)	(0.50)
Year Ended September 30, 2005	$10.34	0.16		1.77	1.93	(0.17)	(0.02)	(0.19)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.03	(b)	0.34	0.37	(0.03)	—	(0.03)
Intermediate U.S. Government Fund
Year Ended September 30, 2006	$9.98	0.34	(b)	(0.12)	0.22	(0.34)	—	(0.34)
Year Ended September 30, 2005	$10.20	0.27	(b)	(0.13)	0.14	(0.31)	(0.05)	(0.36)
Year Ended September 30, 2004	$10.53	0.21		(0.16)	0.05	(0.25)	(0.13)	(0.38)
Year Ended September 30, 2003	$10.73	0.27		(0.07)	0.20	(0.31)	(0.09)	(0.40)
Year Ended September 30, 2002	$10.35	0.39	(d)	0.41 (d)	0.80	(0.42)	—	(0.42)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.41, $0.39 and 3.99% respectively.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)		Ratio of expenses to average net assets* (f)	Portfolio turnover rate**

$20.15	13.45%	$14,808	1.88%	0.85%		1.93%	34.83%
$19.31	13.75%	$22,148	1.89%	0.82%		1.99%	19.50%
$17.12	16.75%	$26,309	1.95%	0.58%		2.06%	16.40%
$14.75	16.74%	$26,215	1.91%	0.92%		2.05%	18.89%
$12.75	(21.14)%	$24,849	1.98%	0.36%		2.12%	23.02%

$8.37	(1.18)%	$8,970	1.88%	(0.58)%		1.93%	186.19%
$8.47	8.89%	$12,621	1.89%	(0.36)%		1.99%	62.78%
$7.80	5.98%	$13,845	1.96%	(1.08)%		2.08%	127.47%
$7.36	15.72%	$14,217	1.93%	(1.10)%		2.07%	91.73%
$6.36	(19.80)%	$13,040	2.03%	(1.32)%		2.17%	100.46%

$13.23	12.38%	$5,391	1.89%	(0.53)%		1.93%	53.92%
$13.16	19.94%	$4,534	1.89%	0.02%		1.99%	126.99%
$15.30	19.31%	$3,582	1.98%	0.47%		2.10%	19.17%
$12.91	19.31%	$2,071	1.95%	0.58%		2.10%	18.28%
$10.90	(8.80)%	$1,158	1.91%	0.63%		2.12%	18.20%

$11.95	(1.23)%	$2,377	1.89%	(0.83)%		1.94%	140.90%
$13.47	27.42%	$2,395	1.91%	(1.46)%		2.01%	92.74%
$10.70	10.54%	$1,973	2.00%	(1.65)%		2.11%	138.61%
$9.68	21.00%	$1,030	1.95%	(1.73)%		2.11%	125.97%
$8.00	(13.20)%	$507	1.76%	(1.52)%		2.07%	117.06%

$14.73	6.19%	$4,092	2.04%	(0.79)%		2.28%	43.25%
$16.11	18.79%	$259	2.05%	0.00%		2.27%	8.39%
$14.06	24.56%	$136	2.22%	(0.75)%		2.41%	11.25%
$11.40	14.00%	$29	2.69%	(0.93)%		2.69%	48.84%

$10.46	16.27%	$1,819	2.15%	0.64%		2.25%	36.22%
$9.09	18.34%	$2,007	2.20%	0.36%		2.33%	44.96%
$7.74	18.47%	$2,140	2.33%	0.24%		2.42%	50.68%
$6.57	8.63%	$2,012	2.40%	(0.37)%		2.41%	199.78%
$6.07	(15.58)%	$2,056	2.43%	(1.01)%		2.43%	95.86%

$16.00	10.35%	$22,901	2.03%	(1.01)%		2.03%	58.01%
$15.29	19.09%	$21,911	2.06%	(1.18)%		2.08%	30.38%
$12.95	24.17%	$13,215	2.15%	(1.51)%		2.30%	32.06%
$10.50	5.00%	$4,360	1.80%	(1.16)%		2.50%	13.24%

$13.33	14.84%	$9,592	1.95%	1.52%		1.95%	45.38%
$12.08	18.79%	$5,611	1.87%	1.74%		2.09%	39.65%
$10.34	3.66%	$1,672	2.29%	1.07%		2.65%	1.65%

$9.86	2.32%	$4,020	1.68%	3.48%		1.79%	127.13%
$9.98	1.33%	$5,725	1.71%	2.67%		1.84%	107.04%
$10.20	0.55%	$6,883	1.80%	2.15%		1.92%	98.35%
$10.53	1.86%	$7,869	1.82%	2.42%		1.92%	209.97%
$10.73	7.96%	$5,981	1.85%	3.81	%(d)	1.95%	79.36%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Net Asset Value, Beginning of Period	Investment Activities						Dividends
		Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities		Net investment income	Net realized gains on investments	Total Dividends
Total Return Bond Fund
Year Ended September 30, 2006	$10.32	0.34	(b)	(0.12)		0.22		(0.36)	(0.05)	(0.41)
Year Ended September 30, 2005	$10.59	0.30	(b)	(0.18)		0.12		(0.36)	(0.03)	(0.39)
Year Ended September 30, 2004	$10.72	0.32		(0.07)		0.25		(0.38)	—	(0.38)
Year Ended September 30, 2003	$10.34	0.39		0.40		0.79		(0.41)	—	(0.41)
Year Ended September 30, 2002	$10.57	0.45	(d)	(0.04	)(d)	0.41		(0.47)	(0.17)	(0.64)
Prime Money Market Fund
Year Ended September 30, 2006	$1.00	0.03		—	(c)	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—	(c)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(c)	—	(c)	—	(c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—		—	(c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—		0.01		(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2006	$1.00	0.03		—		0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(c)	—		—	(c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—		—	(c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—		0.01		(0.01)	—	(0.01)
National Tax-Free Money Market Fund
August 1, 2006 to September 30, 2006 (a)	$1.00	—	(c)	—		—	(c)	— (c)	—	— (c)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2006	$9.76	0.23	(b)	0.23		0.46		(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.30	0.16		0.45		0.61		(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.85	0.09	(b)	0.45		0.54		(0.09)	—	(0.09)
Year Ended September 30, 2003	$8.29	0.11		0.59		0.70		(0.10)	(0.04)	(0.14)
Year Ended September 30, 2002	$9.13	0.15		(0.67)		(0.52)		(0.14)	(0.18)	(0.32)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2006	$9.64	0.17	(b)	0.42		0.59		(0.18)	—	(0.18)
Year Ended September 30, 2005	$8.86	0.09	(b)	0.77		0.86		(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.15	0.02	(b)	0.71		0.73		(0.02)	—	(0.02)
Year Ended September 30, 2003	$7.41	0.04		0.80		0.84		(0.09)	(0.01)	(0.10)
Year Ended September 30, 2002	$8.75	0.05		(0.97)		(0.92)		(0.05)	(0.37)	(0.42)
Capital Manager Growth Fund***
Year Ended September 30, 2006	$9.51	0.12	(b)	0.56		0.68		(0.14)	—	(0.14)
Year Ended September 30, 2005	$8.55	0.05	(b)	0.95		1.00		(0.04)	—	(0.04)
Year Ended September 30, 2004	$7.70	(0.02	)(b)	0.87		0.85		—	—	—
Year Ended September 30, 2003	$6.80	(0.01)		0.91		0.90		— (c)	—	— (c)
Year Ended September 30, 2002	$8.42	(0.01)		(1.21)		(1.22)		—	(0.40)	(0.40)
Capital Manager Equity Fund***
Year Ended September 30, 2006	$10.67	0.09	(b)	0.80		0.89		(0.11)	(0.19)	(0.30)
Year Ended September 30, 2005	$9.36	0.01	(b)	1.31		1.32		(0.01)	—	(0.01)
Year Ended September 30, 2004	$8.30	(0.05	)(b)	1.11		1.06		—	—	—
Year Ended September 30, 2003	$7.28	(0.05	)(b)	1.12		1.07		—	(0.05)	(0.05)
Year Ended September 30, 2002	$8.93	(0.04)		(1.61)		(1.65)		—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses) and the net investment income ratio would have been: $0.46, $(0.05) and 4.51%, respectively.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

	Total Return (excludes sales charge) (e)	Ratios/Supplementary Data
Net Asset Value, End of Period		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)		Ratio of expenses to average net assets* (f)	Portfolio turnover rate**

$10.13	2.27%	$4,872	1.68%	3.39%		1.79%	226.36%
$10.32	1.21%	$6,161	1.71%	2.87%		1.84%	173.14%
$10.59	2.45%	$6,602	1.82%	3.09%		1.94%	31.95%
$10.72	7.77%	$6,358	1.83%	3.61%		1.94%	43.98%
$10.34	4.18%	$4,465	1.84%	4.39	%(d)	1.99%	69.15%

$1.00	3.37%	$2,256	1.48%	3.34%		1.59%	—
$1.00	1.32%	$1,790	1.49%	1.28%		1.63%	—
$1.00	0.06%	$2,280	1.20%	0.06%		1.70%	—
$1.00	0.15%	$2,543	1.32%	0.16%		1.69%	—
$1.00	0.60%	$2,730	1.67%	0.70%		1.77%	—

$1.00	3.12%	$381	1.46%	2.97%		1.59%	—
$1.00	1.09%	$807	1.48%	1.05%		1.64%	—
$1.00	0.05%	$887	1.05%	0.05%		1.71%	—
$1.00	0.16%	$1,126	1.12%	0.15%		1.70%	—
$1.00	0.39%	$1,121	1.69%	0.48%		1.77%	—

$1.00	0.36%	$1	1.39%	2.19%		1.78%	—

$9.96	4.75%	$4,968	1.08%	2.37%		1.45%	5.69%
$9.76	6.58%	$4,992	1.20%	1.64%		1.51%	52.50%
$9.30	6.10%	$4,857	1.44%	0.93%		1.64%	2.47%
$8.85	8.45%	$3,150	1.53%	1.07%		1.73%	33.03%
$8.29	(5.94)%	$1,682	1.53%	1.49%		1.73%	6.29%

$10.05	6.21%	$21,610	1.10%	1.70%		1.47%	7.33%
$9.64	9.72%	$21,909	1.24%	0.99%		1.55%	37.83%
$8.86	8.94%	$19,049	1.49%	0.17%		1.69%	0.17%
$8.15	11.29%	$8,929	1.50%	0.35%		1.70%	21.46%
$7.41	(11.35)%	$4,384	1.56%	0.52%		1.76%	14.56%

$10.05	7.22%	$19,366	1.11%	1.27%		1.48%	6.26%
$9.51	11.68%	$17,141	1.23%	0.59%		1.57%	26.22%
$8.55	11.04%	$13,730	1.50%	(0.23)%		1.73%	0.19%
$7.70	13.31%	$9,142	1.55%	(0.16)%		1.75%	17.80%
$6.80	(15.53)%	$5,712	1.62%	(0.35)%		1.82%	8.38%

$11.26	8.51%	$8,023	1.11%	0.80%		1.47%	1.48%
$10.67	14.11%	$7,515	1.21%	0.11%		1.58%	2.14%
$9.36	12.77%	$5,720	1.52%	(0.54)%		1.81%	3.10%
$8.30	14.74%	$2,475	1.70%	(0.69)%		1.90%	8.30%
$7.28	(18.48)%	$1,302	1.67%	(0.94)%		1.87%	5.75%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Net Asset Value, Beginning of Period	Investment Activities				Dividends
		Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Dividends
Large Cap Fund
Year Ended September 30, 2006	$19.28	0.16	(b)	2.26	2.42	(0.15)	(1.44)	(1.59)
Year Ended September 30, 2005	$17.09	0.14		2.19	2.33	(0.14)	—	(0.14)
Year Ended September 30, 2004	$14.73	0.09		2.37	2.46	(0.10)	—	(0.10)
Year Ended September 30, 2003	$12.74	0.13		1.99	2.12	(0.13)	—	(0.13)
Year Ended September 30, 2002	$16.67	0.08		(3.45)	(3.37)	(0.08)	(0.48)	(0.56)
Large Cap Growth Fund
Year Ended September 30, 2006	$8.47	(0.05	)(b)	(0.04)	(0.09)	—	—	—
Year Ended September 30, 2005	$7.81	(0.04	)(b)	0.73	0.69	(0.03)	—	(0.03)
Year Ended September 30, 2004	$7.37	(0.12)		0.56	0.44	—	—	—
Year Ended September 30, 2003	$6.37	(0.08	)(b)	1.08	1.00	—	—	—
Year Ended September 30, 2002	$7.94	(0.10	)(b)	(1.47)	(1.57)	—	—	—
Mid Cap Value Fund
Year Ended September 30, 2006	$13.16	(0.07	)(b)	1.59	1.52	— (c)	(1.45)	(1.45)
Year Ended September 30, 2005	$15.30	—	(b)(c)	3.02	3.02	(0.07)	(5.09)	(5.16)
Year Ended September 30, 2004	$12.92	0.07	(b)	2.41	2.48	(0.10)	—	(0.10)
Year Ended September 30, 2003	$10.90	0.07	(b)	2.04	2.11	(0.09)	—	(0.09)
Year Ended September 30, 2002	$13.11	0.08		(1.04)	(0.96)	(0.10)	(1.15)	(1.25)
Mid Cap Growth Fund
Year Ended September 30, 2006	$13.47	(0.09	)(b)	— (c)	(0.09)	—	(1.42)	(1.42)
Year Ended September 30, 2005	$10.70	(0.17	)(b)	3.08	2.91	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.69	(0.16)		1.17	1.01	—	—	—
Year Ended September 30, 2003	$8.00	(0.15)		1.84	1.69	—	—	—
Year Ended September 30, 2002	$9.79	(0.15	)(b)	(1.01)	(1.16)	—	(0.63)	(0.63)
Small Cap Fund
Year Ended September 30, 2006	$16.10	(0.11	)(b)	1.03	0.92	(0.01)	(2.30)	(2.31)
Year Ended September 30, 2005	$14.06	(0.02	)(b)	2.60	2.58	(0.12)	(0.42)	(0.54)
Year Ended September 30, 2004	$11.40	(0.12	)(b)	2.90	2.78	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.05	)(b)	1.45	1.40	—	—	—
International Equity Fund
Year Ended September 30, 2006	$9.07	0.05	(b)	1.42	1.47	(0.10)	—	(0.10)
Year Ended September 30, 2005	$7.74	0.06	(b)	1.36	1.42	(0.09)	—	(0.09)
Year Ended September 30, 2004	$6.58	—	(b)	1.20	1.20	(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.07	(0.07	)(b)	0.60	0.53	(0.02)	—	(0.02)
Year Ended September 30, 2002	$7.20	(0.07)		(1.06)	(1.13)	—	—	—
Special Opportunities Equity Fund
Year Ended September 30, 2006	$15.30	(0.14)		1.64	1.50	—	(0.79)	(0.79)
Year Ended September 30, 2005	$12.95	(0.13)		2.60	2.47	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.50	(0.11)		2.64	2.53	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.02)		0.52	0.50	—	—	—
Equity Income Fund
Year Ended September 30, 2006	$12.07	0.19		1.56	1.75	(0.23)	(0.27)	(0.50)
Year Ended September 30, 2005	$10.34	0.17		1.76	1.93	(0.18)	(0.02)	(0.20)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.03	(b)	0.34	0.37	(0.03)	—	(0.03)
Intermediate U.S. Government Fund
Year Ended September 30, 2006	$9.98	0.34	(b)	(0.12)	0.22	(0.34)	—	(0.34)
Year Ended September 30, 2005	$10.20	0.27	(b)	(0.13)	0.14	(0.31)	(0.05)	(0.36)
Year Ended September 30, 2004	$10.53	0.17		(0.12)	0.05	(0.25)	(0.13)	(0.38)
Year Ended September 30, 2003	$10.74	0.26		(0.07)	0.19	(0.31)	(0.09)	(0.40)
Year Ended September 30, 2002	$10.35	0.38	(d)	0.43 (d)	0.81	(0.42)	—	(0.42)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41 and 3.99%, respectively.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Ratios/Supplementary Data
		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)		Ratio of expenses to average net assets* (f)	Portfolio turnover rate**

$20.11	13.42%	$161	1.88%	0.82%		1.94%	34.83%
$19.28	13.77%	$176	1.88%	0.80%		1.98%	19.50%
$17.09	16.72%	$157	1.95%	0.57%		2.07%	16.40%
$14.73	16.72%	$122	1.92%	0.90%		2.06%	18.89%
$12.74	(21.10)%	$52	1.94%	0.41%		2.08%	23.02%

$8.38	(1.18)%	$37	1.89%	(0.56)%		1.93%	186.19%
$8.47	8.90%	$18	1.89%	(0.43)%		1.98%	62.78%
$7.81	5.97%	$25	1.96%	(1.08)%		2.08%	127.47%
$7.37	15.70%	$31	1.93%	(1.10)%		2.06%	91.73%
$6.37	(19.77)%	$37	1.98%	(1.23)%		2.12%	100.46%

$13.23	12.38%	$743	1.89%	(0.53)%		1.93%	53.92%
$13.16	19.97%	$351	1.90%	0.01%		2.00%	126.99%
$15.30	19.20%	$523	1.98%	0.45%		2.10%	19.17%
$12.92	19.40%	$484	1.95%	0.61%		2.10%	18.28%
$10.90	(8.86)%	$300	1.91%	0.65%		2.12%	18.20%

$11.96	(1.15)%	$33	1.88%	(0.70)%		1.93%	140.90%
$13.47	27.42%	$77	1.91%	(1.46)%		2.00%	92.74%
$10.70	10.42%	$208	2.00%	(1.65)%		2.11%	138.61%
$9.69	21.13%	$164	1.95%	(1.71)%		2.11%	125.97%
$8.00	(13.20)%	$143	1.81%	(1.58)%		2.13%	117.06%

$14.71	6.17%	$20	2.03%	(0.76)%		2.27%	43.25%
$16.10	18.71%	$4	2.04%	(0.12)%		2.25%	8.39%
$14.06	24.56%	$1	2.25%	(0.89)%		2.44%	11.25%
$11.40	14.00%	$1	2.64%	(1.15)%		2.64%	48.84%

$10.44	16.26%	$188	2.15%	0.47%		2.25%	36.22%
$9.07	18.38%	$92	2.23%	0.70%		2.34%	44.96%
$7.74	18.30%	$2	2.32%	(0.04)%		2.42%	50.68%
$6.58	8.80%	$2	2.40%	(1.06)%		2.40%	199.78%
$6.07	(15.69)%	$7	2.43%	(0.98)%		2.43%	95.86%

$16.01	10.34%	$34,418	2.03%	(1.02)%		2.03%	58.01%
$15.30	19.16%	$30,299	2.06%	(1.17)%		2.08%	30.38%
$12.95	24.17%	$15,611	2.15%	(1.51)%		2.30%	32.06%
$10.50	5.00%	$4,052	1.80%	(1.17)%		2.52%	13.24%

$13.32	14.85%	$14,261	1.95%	1.52%		1.95%	45.38%
$12.07	18.74%	$8,683	1.87%	1.77%		2.08%	39.65%
$10.34	3.66%	$1,816	2.29%	1.14%		2.65%	1.65%

$9.86	2.31%	$207	1.68%	3.47%		1.79%	127.13%
$9.98	1.33%	$274	1.71%	2.66%		1.84%	107.04%
$10.20	0.55%	$607	1.80%	2.15%		1.92%	98.35%
$10.53	1.77%	$836	1.82%	2.57%		1.92%	209.07%
$10.74	8.05%	$1,313	1.79%	3.81	%(d)	1.89%	79.36%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities		Net investment income	Net realized gains on investments	Total Dividends
Total Return Bond Fund
Year Ended September 30, 2006	$10.32	0.34	(b)	(0.12)	0.22		(0.36)	(0.05)	(0.41)
Year Ended September 30, 2005	$10.59	0.30	(b)	(0.18)	0.12		(0.36)	(0.03)	(0.39)
Year Ended September 30, 2004	$10.72	0.33		(0.08)	0.25		(0.38)	—	(0.38)
Year Ended September 30, 2003	$10.33	0.39		0.41	0.80		(0.41)	—	(0.41)
Year Ended September 30, 2002	$10.56	0.43	(b)(d)	— (d)	0.43		(0.49)	(0.17)	(0.66)
Prime Money Market Fund
Year Ended September 30, 2006	$1.00	0.03		— (c)	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		— (c)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(c)	— (c)	—	(c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
January 30, 2002 to September 30, 2002 (a)	$1.00	0.01		—	0.01		(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2006	$1.00	0.03		—	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
January 30, 2002 to September 30, 2002 (a)	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
National Tax-Free Money Market Fund
August 1, 2006 to September 30, 2006 (a)	$1.00	—	(c)	—	—	(c)	— (c)	—	— (c)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2006	$9.73	0.23	(b)	0.23	0.46		(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.27	0.16		0.45	0.61		(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.82	0.09	(b)	0.44	0.53		(0.08)	—	(0.08)
Year Ended September 30, 2003	$8.26	0.09		0.61	0.70		(0.10)	(0.04)	(0.14)
Year Ended September 30, 2002	$9.10	0.17		(0.69)	(0.52)		(0.14)	(0.18)	(0.32)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2006	$9.69	0.17	(b)	0.42	0.59		(0.18)	—	(0.18)
Year Ended September 30, 2005	$8.91	0.09	(b)	0.77	0.86		(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.18	0.01	(b)	0.73	0.74		(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.42	0.03		0.82	0.85		(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.77	0.04		(0.97)	(0.93)		(0.05)	(0.37)	(0.42)
Capital Manager Growth Fund***
Year Ended September 30, 2006	$9.52	0.11	(b)	0.57	0.68		(0.15)	—	(0.15)
Year Ended September 30, 2005	$8.56	0.04	(b)	0.95	0.99		(0.03)	—	(0.03)
Year Ended September 30, 2004	$7.71	(0.02	)(b)	0.87	0.85		—	—	—
Year Ended September 30, 2003	$6.80	(0.01	)(b)	0.93	0.92		(0.01)	—	(0.01)
Year Ended September 30, 2002	$8.41	(0.02)		(1.19)	(1.21)		—	(0.40)	(0.40)
Capital Manager Equity Fund***
Year Ended September 30, 2006	$10.64	0.10	(b)	0.78	0.88		(0.11)	(0.19)	(0.30)
Year Ended September 30, 2005	$9.33	(0.01	)(b)	1.32	1.31		— (c)	—	— (c)
Year Ended September 30, 2004	$8.28	(0.05	)(b)	1.10	1.05		—	—	—
Year Ended September 30, 2003	$7.26	(0.05	)(b)	1.12	1.07		— (c)	(0.05)	(0.05)
Year Ended September 30, 2002	$8.92	(0.12)		(1.54)	(1.66)		—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses) and the net investment income ratio would have been: $0.44, $(0.01) and 4.40%, respectively.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)		Ratio of expenses to average net assets* (f)	Portfolio turnover rate**

$10.13	2.18%	$116	1.68%	3.35%		1.79%	226.36%
$10.32	1.21%	$218	1.71%	2.88%		1.84%	173.74%
$10.59	2.44%	$257	1.82%	3.09%		1.94%	31.95%
$10.72	7.86%	$282	1.83%	3.61%		1.94%	43.98%
$10.33	4.37%	$318	1.89%	4.28	%(d)	2.03%	69.15%

$1.00	3.35%	$393	1.48%	3.35%		1.59%	—
$1.00	1.32%	$326	1.49%	1.29%		1.64%	—
$1.00	0.06%	$453	1.20%	0.06%		1.70%	—
$1.00	0.15%	$555	1.30%	0.14%		1.69%	—
$1.00	0.28%	$314	1.60%	0.40%		1.65%	—

$1.00	3.13%	$55	1.45%	3.30%		1.59%	—
$1.00	1.07%	$38	1.50%	1.40%		1.66%	—
$1.00	0.05%	$5	1.02%	0.05%		1.71%	—
$1.00	0.16%	$8	1.12%	0.17%		1.70%	—
$1.00	0.18%	$10	1.60%	0.27%		1.64%	—

$1.00	0.36%	$1	1.39%	2.19%		1.78%	—

$9.93	4.75%	$127	1.08%	2.35%		1.45%	5.69%
$9.73	6.58%	$155	1.20%	1.63%		1.52%	52.50%
$9.27	6.06%	$180	1.44%	0.93%		1.64%	2.47%
$8.82	8.50%	$148	1.53%	1.05%		1.73%	33.03%
$8.26	(5.98)%	$62	1.52%	1.45%		1.72%	6.29%

$10.10	6.19%	$139	1.10%	1.71%		1.47%	7.33%
$9.69	9.62%	$122	1.25%	0.95%		1.56%	37.83%
$8.91	9.08%	$178	1.49%	0.17%		1.69%	0.17%
$8.18	11.39%	$182	1.51%	0.40%		1.71%	21.46%
$7.42	(11.40)%	$307	1.58%	0.53%		1.78%	14.56%

$10.05	7.19%	$61	1.11%	1.17%		1.46%	6.26%
$9.52	11.61%	$37	1.26%	0.43%		1.59%	26.22%
$8.56	11.02%	$63	1.50%	(0.23)%		1.73%	0.19%
$7.71	13.48%	$52	1.54%	(0.14)%		1.74%	17.80%
$6.80	(15.43)%	$12	1.61%	(0.34)%		1.81%	8.38%

$11.22	8.44%	$10	1.11%	0.90%		1.48%	1.48%
$10.64	14.15%	$19	1.27%	(0.09)%		1.63%	2.14%
$9.33	12.68%	$85	1.52%	(0.54)%		1.81%	3.10%
$8.28	14.78%	$28	1.73%	(0.66)%		1.92%	8.30%
$7.26	(18.61)%	$1	1.94%	(1.31)%		1.94%	5.75%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currency transactions	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currency transactions	Total Dividends
Large Cap Fund
Year Ended September 30, 2006	$19.51	0.35	(b)	2.31	2.66	(0.35)	(1.44)	(1.79)
Year Ended September 30, 2005	$17.29	0.34		2.22	2.56	(0.34)	—	(0.34)
Year Ended September 30, 2004	$14.90	0.26		2.39	2.65	(0.26)	—	(0.26)
Year Ended September 30, 2003	$12.87	0.27		2.03	2.30	(0.27)	—	(0.27)
Year Ended September 30, 2002	$16.82	0.22		(3.47)	(3.25)	(0.22)	(0.48)	(0.70)
Large Cap Growth Fund
Year Ended September 30, 2006	$9.12	0.04	(b)	(0.05)	(0.01)	(0.03)	—	(0.03)
Year Ended September 30, 2005	$8.35	0.06	(b)	0.77	0.83	(0.06)	—	(0.06)
Year Ended September 30, 2004	$7.79	(0.01)		0.57	0.56	—	—	—
Year Ended September 30, 2003	$6.67	(0.01	)(b)	1.13	1.12	—	—	—
Year Ended September 30, 2002	$8.23	(0.03)		(1.53)	(1.56)	—	—	—
Mid Cap Value Fund
Year Ended September 30, 2006	$13.38	0.06	(b)	1.62	1.68	(0.07)	(1.45)	(1.52)
Year Ended September 30, 2005	$15.41	0.17	(b)	3.05	3.22	(0.16)	(5.09)	(5.25)
Year Ended September 30, 2004	$12.98	0.22	(b)	2.42	2.64	(0.21)	—	(0.21)
Year Ended September 30, 2003	$10.93	0.19	(b)	2.04	2.23	(0.18)	—	(0.18)
Year Ended September 30, 2002	$13.12	0.20		(1.04)	(0.84)	(0.20)	(1.15)	(1.35)
Mid Cap Growth Fund
Year Ended September 30, 2006	$14.51	0.02	(b)	0.02 (f)	0.04	(0.04)	(1.42)	(1.46)
Year Ended September 30, 2005	$11.40	(0.06	)(b)	3.31	3.25	—	(0.14)	(0.14)
Year Ended September 30, 2004	$10.22	(0.08)		1.26	1.18	—	—	—
Year Ended September 30, 2003	$8.36	(0.06)		1.92	1.86	—	—	—
Year Ended September 30, 2002	$10.10	(0.06)		(1.05)	(1.11)	—	(0.63)	(0.63)
Small Cap Fund
Year Ended September 30, 2006	$16.44	0.05	(b)	1.05	1.10	(0.05)	(2.30)	(2.35)
Year Ended September 30, 2005	$14.23	0.16	(b)	2.62	2.78	(0.15)	(0.42)	(0.57)
Year Ended September 30, 2004	$11.44	0.02	(b)	2.91	2.93	(0.02)	(0.12)	(0.14)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.01	)(b)	1.45	1.44	— (c)	—	— (c)
International Equity Fund
Year Ended September 30, 2006	$9.72	0.18	(b)	1.50	1.68	(0.17)	—	(0.17)
Year Ended September 30, 2005	$8.24	0.12	(b)	1.49	1.61	(0.13)	—	(0.13)
Year Ended September 30, 2004	$6.98	0.10	(b)	1.26	1.36	(0.10)	—	(0.10)
Year Ended September 30, 2003	$6.41	0.05	(b)	0.57	0.62	(0.05)	—	(0.05)
Year Ended September 30, 2002	$7.53	—		(1.12)	(1.12)	— (c)	—	— (c)
Special Opportunities Equity Fund
Year Ended September 30, 2006	$15.65	—	(c)	1.71	1.71	—	(0.79)	(0.79)
Year Ended September 30, 2005	$13.12	(0.03)		2.68	2.65	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.53	(0.05)		2.72	2.67	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	—	(c)	0.53	0.53	— (c)	—	— (c)
Equity Income Fund
Year Ended September 30, 2006	$12.10	0.32		1.57	1.89	(0.35)	(0.27)	(0.62)
Year Ended September 30, 2005	$10.35	0.28		1.76	2.04	(0.27)	(0.02)	(0.29)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.05	(b)	0.34	0.39	(0.04)	—	(0.04)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (d)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover rate**

$20.38	14.59%	$660,667	0.89%	1.80%	0.93%	34.83%
$19.51	14.92%	$605,493	0.89%	1.82%	0.99%	19.50%
$17.29	17.86%	$620,186	0.95%	1.58%	1.06%	16.40%
$14.90	17.98%	$475,289	0.92%	1.90%	1.06%	18.89%
$12.87	(20.33)%	$319,971	0.98%	1.37%	1.12%	23.02%

$9.08	(0.10)%	$207,384	0.88%	0.40%	0.93%	186.19%
$9.12	9.92%	$336,103	0.89%	0.63%	0.99%	62.78%
$8.35	7.19%	$346,061	0.97%	(0.08)%	1.08%	127.47%
$7.79	16.79%	$272,961	0.93%	(0.11)%	1.07%	91.73%
$6.67	(18.96)%	$160,933	1.02%	(0.30)%	1.16%	100.46%

$13.54	13.52%	$209,685	0.89%	0.48%	0.93%	53.92%
$13.38	21.14%	$172,295	0.89%	1.02%	0.99%	126.99%
$15.41	20.44%	$182,791	0.98%	1.47%	1.10%	19.17%
$12.98	20.60%	$142,280	0.95%	1.57%	1.10%	18.28%
$10.93	(8.01)%	$85,013	0.90%	1.54%	1.13%	18.20%

$13.09	(0.15)%	$132,677	0.89%	0.17%	0.94%	140.90%
$14.51	28.73%	$126,785	0.91%	(0.46)%	1.01%	92.74%
$11.40	11.55%	$118,012	1.00%	(0.65)%	1.11%	138.61%
$10.22	22.25%	$100,226	0.95%	(0.72)%	1.12%	125.97%
$8.36	(12.26)%	$69,975	0.89%	(0.62)%	1.17%	117.06%

$15.19	7.23%	$110,722	1.02%	0.30%	1.26%	43.25%
$16.44	19.99%	$61,046	1.05%	1.07%	1.28%	8.39%
$14.23	25.78%	$66,802	1.26%	0.15%	1.42%	11.25%
$11.44	14.43%	$43,462	1.69%	(0.17)%	1.69%	48.84%

$11.23	17.38%	$253,690	1.15%	1.68%	1.25%	36.22%
$9.72	19.61%	$229,406	1.20%	1.34%	1.33%	44.96%
$8.24	19.48%	$233,275	1.32%	1.30%	1.42%	50.68%
$6.98	9.72%	$187,315	1.40%	0.78%	1.41%	199.78%
$6.41	(14.85)%	$123,330	1.43%	0.03%	1.43%	95.86%

$16.57	11.50%	$67,232	1.03%	(0.02)%	1.03%	58.01%
$15.65	20.29%	$60,823	1.06%	(0.18)%	1.08%	30.38%
$13.12	25.44%	$39,816	1.12%	(0.49)%	1.32%	32.06%
$10.53	5.31%	$26,360	0.82%	(0.11)%	1.64%	13.24%

$13.37	16.04%	$35,205	0.95%	2.55%	0.95%	45.38%
$12.10	19.88%	$30,588	0.90%	2.62%	1.12%	39.65%
$10.35	3.94%	$21,128	1.29%	1.91%	1.63%	1.65%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Net Asset Value, Beginning of Period	Investment Activities					Dividends
		Net investment income (loss)		Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Short U.S. Government Fund
Year Ended September 30, 2006	$9.51	0.30	(b)	0.01	(i)	0.31	(0.33)	—	(0.33)
Year Ended September 30, 2005	$9.71	0.25		(0.13)		0.12	(0.32)	—	(0.32)
Year Ended September 30, 2004	$9.90	0.20		(0.11)		0.09	(0.28)	—	(0.28)
Year Ended September 30, 2003	$10.09	0.29		(0.11)		0.18	(0.37)	—	(0.37)
Year Ended September 30, 2002	$10.05	0.45	(c)	0.06	(c)	0.51	(0.47)	—	(0.47)
Intermediate U.S. Government Fund
Year Ended September 30, 2006	$10.03	0.44	(b)	(0.13)		0.31	(0.44)	—	(0.44)
Year Ended September 30, 2005	$10.25	0.37	(b)	(0.13)		0.24	(0.41)	(0.05)	(0.46)
Year Ended September 30, 2004	$10.58	0.34		(0.18)		0.16	(0.36)	(0.13)	(0.49)
Year Ended September 30, 2003	$10.78	0.37		(0.07)		0.30	(0.41)	(0.09)	(0.50)
Year Ended September 30, 2002	$10.39	0.49	(d)	0.42	(d)	0.91	(0.52)	—	(0.52)
Total Return Bond Fund
Year Ended September 30, 2006	$10.32	0.45	(b)	(0.13)		0.32	(0.46)	(0.05)	(0.51)
Year Ended September 30, 2005	$10.59	0.39	(b)	(0.16)		0.23	(0.47)	(0.03)	(0.50)
Year Ended September 30, 2004	$10.72	0.44		(0.08)		0.36	(0.49)	—	(0.49)
Year Ended September 30, 2003	$10.33	0.49		0.41		0.90	(0.51)	—	(0.51)
Year Ended September 30, 2002	$10.56	0.55	(e)	(0.04	)(e)	0.51	(0.57)	(0.17)	(0.74)
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2006	$10.04	0.33		0.07		0.40	(0.33)	—	(0.33)
Year Ended September 30, 2005	$10.20	0.29	(b)	(0.16)		0.13	(0.29)	—	(0.29)
Year Ended September 30, 2004	$10.22	0.28	(b)	(0.02)		0.26	(0.28)	—	(0.28)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.16	(b)	0.20		0.36	(0.14)	—	(0.14)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2006	$10.04	0.31		0.09		0.40	(0.31)	—	(0.31)
Year Ended September 30, 2005	$10.16	0.28	(b)	(0.12)		0.16	(0.28)	—	(0.28)
Year Ended September 30, 2004	$10.16	0.25		—	(f)	0.25	(0.25)	—	(0.25)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.13		0.16		0.29	(0.13)	—	(0.13)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2006	$10.46	0.39		—	(f)	0.39	(0.38)	(0.09)	(0.47)
Year Ended September 30, 2005	$10.66	0.38		(0.19)		0.19	(0.37)	(0.02)	(0.39)
Year Ended September 30, 2004	$10.81	0.35		(0.12)		0.23	(0.34)	(0.04)	(0.38)
Year Ended September 30, 2003	$10.86	0.35		(0.01)		0.34	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2002	$10.54	0.38		0.39		0.77	(0.37)	(0.08)	(0.45)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2006	$10.47	0.37		—	(f)	0.37	(0.37)	(0.18)	(0.55)
Year Ended September 30, 2005	$10.74	0.36		(0.19)		0.17	(0.36)	(0.08)	(0.44)
Year Ended September 30, 2004	$10.81	0.35		(0.06)		0.29	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2003	$10.81	0.35		—	(f)	0.35	(0.35)	—	(0.35)
Year Ended September 30, 2002	$10.39	0.39		0.41		0.80	(0.38)	—	(0.38)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2006	$11.49	0.42		(0.04)		0.38	(0.42)	(0.06)	(0.48)
Year Ended September 30, 2005	$11.74	0.42		(0.23)		0.19	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2004	$11.95	0.40		(0.13)		0.27	(0.40)	(0.08)	(0.48)
Year Ended September 30, 2003	$11.99	0.39		—	(f)	0.39	(0.39)	(0.04)	(0.43)
Year Ended September 30, 2002	$11.57	0.43		0.41		0.84	(0.42)	—	(0.42)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.
(f)	Amount is less than $0.005.
(g)	Not annualized for periods less than one year.
(h)	Annualized for periods less than one year.
(i)	The amount shown for a share outstanding throughtout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

	Total Return (g)	Ratios/Supplementary Data
Net Asset Value, End of Period		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (h)	Ratio of net investment income (loss) to average net assets (h)		Ratio of expenses to average net assets* (h)	Portfolio turnover rate**

$9.49	3.37%	$66,371	0.64%	3.21%		0.79%	98.08%
$9.51	1.21%	$155,786	0.66%	2.64%		0.84%	33.67%
$9.71	0.96%	$195,920	0.74%	2.10%		0.91%	62.59%
$9.90	1.78%	$199,980	0.76%	2.81%		0.91%	93.86%
$10.09	5.27%	$181,797	0.78%	4.30	%(c)	0.93%	73.93%

$9.90	3.23%	$252,402	0.67%	4.45%		0.79%	127.13%
$10.03	2.34%	$539,038	0.70%	3.67%		0.83%	107.04%
$10.25	1.56%	$534,682	0.80%	3.15%		0.92%	98.35%
$10.58	2.88%	$447,665	0.82%	3.43%		0.92%	209.07%
$10.78	9.11%	$340,231	0.85%	4.81	%(d)	0.95%	79.36%

$10.13	3.30%	$367,353	0.67%	4.42%		0.79%	226.36%
$10.32	2.23%	$461,749	0.71%	3.87%		0.83%	173.74%
$10.59	3.47%	$272,749	0.82%	4.09%		0.94%	31.95%
$10.72	8.95%	$215,000	0.83%	4.61%		0.94%	43.98%
$10.33	5.19%	$142,509	0.83%	5.42	%(e)	0.98%	69.15%

$10.11	4.04%	$11,175	0.66%	3.26%		0.87%	64.55%
$10.04	1.28%	$15,569	0.68%	2.87%		0.97%	37.50%
$10.20	2.61%	$13,441	0.63%	2.78%		1.07%	24.78%
$10.22	3.63%	$14,759	0.53%	2.56%		1.23%	42.87%

$10.13	4.10%	$8,003	0.60%	3.13%		0.90%	219.80%
$10.04	1.60%	$10,084	0.58%	2.78%		1.03%	44.67%
$10.16	2.52%	$9,108	0.60%	2.47%		1.23%	55.18%
$10.16	2.93%	$4,897	0.61%	2.27%		1.65%	40.16%

$10.38	3.84%	$87,854	0.65%	3.70%		0.80%	94.95%
$10.46	1.80%	$93,418	0.68%	3.51%		0.86%	60.84%
$10.66	2.15%	$96,738	0.75%	3.18%		0.92%	67.80%
$10.81	3.19%	$95,613	0.77%	3.26%		0.92%	44.56%
$10.86	7.62%	$93,856	0.78%	3.57%		0.93%	20.39%

$10.29	3.66%	$15,426	0.69%	3.58%		0.86%	80.24%
$10.47	1.62%	$16,468	0.71%	3.44%		0.93%	56.03%
$10.74	2.77%	$17,488	0.75%	3.26%		0.94%	32.63%
$10.81	3.35%	$18,297	0.72%	3.31%		0.93%	32.04%
$10.81	7.94%	$17,960	0.67%	3.70%		0.97%	21.81%

$11.39	3.49%	$65,652	0.65%	3.80%		0.80%	76.53%
$11.49	1.66%	$67,579	0.68%	3.60%		0.86%	48.04%
$11.74	2.29%	$68,786	0.76%	3.37%		0.93%	45.07%
$11.95	3.31%	$77,577	0.78%	3.28%		0.92%	34.17%
$11.99	7.48%	$81,683	0.78%	3.66%		0.93%	13.12%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2006	$9.86	0.40		(0.01)	0.39	(0.39)	(0.06)	(0.45)
Year Ended September 30, 2005	$10.09	0.37	(b)	(0.15)	0.22	(0.37)	(0.08)	(0.45)
Year Ended September 30, 2004	$10.21	0.36		(0.09)	0.27	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2003	$10.35	0.35		0.02	0.37	(0.35)	(0.16)	(0.51)
Year Ended September 30, 2002	$10.02	0.41		0.34	0.75	(0.40)	(0.02)	(0.42)
Prime Money Market Fund
Year Ended September 30, 2006	$1.00	0.04		— (c)	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		— (c)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2002	$1.00	0.02		— (c)	0.02	(0.02)	—	(0.02)
U.S. Treasury Money Market Fund
Year Ended September 30, 2006	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2002	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
National Tax-Free Money Market Fund
August 1, 2006 to September 30, 2006 (a)	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Capital Manager Conservative Growth Fund***
Year Ended September 30, 2006	$9.83	0.33	(b)	0.24	0.57	(0.36)	—	(0.36)
Year Ended September 30, 2005	$9.36	0.26		0.46	0.72	(0.25)	—	(0.25)
Year Ended September 30, 2004	$8.90	0.18	(b)	0.46	0.64	(0.18)	—	(0.18)
Year Ended September 30, 2003	$8.33	0.18		0.61	0.79	(0.18)	(0.04)	(0.22)
Year Ended September 30, 2002	$9.17	0.22		(0.66)	(0.44)	(0.22)	(0.18)	(0.40)
Capital Manager Moderate Growth Fund***
Year Ended September 30, 2006	$9.83	0.27	(b)	0.43	0.70	(0.28)	—	(0.28)
Year Ended September 30, 2005	$9.04	0.19	(b)	0.77	0.96	(0.17)	—	(0.17)
Year Ended September 30, 2004	$8.30	0.10	(b)	0.74	0.84	(0.10)	—	(0.10)
Year Ended September 30, 2003	$7.47	0.10		0.82	0.92	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.82	0.14		(0.99)	(0.85)	(0.13)	(0.37)	(0.50)
Capital Manager Growth Fund***
Year Ended September 30, 2006	$9.69	0.22	(b)	0.57	0.79	(0.24)	—	(0.24)
Year Ended September 30, 2005	$8.70	0.15	(b)	0.97	1.12	(0.13)	—	(0.13)
Year Ended September 30, 2004	$7.81	0.07	(b)	0.88	0.95	(0.06)	—	(0.06)
Year Ended September 30, 2003	$6.87	0.06	(b)	0.93	0.99	(0.05)	—	(0.05)
Year Ended September 30, 2002	$8.46	0.05		(1.20)	(1.15)	(0.04)	(0.40)	(0.44)
Capital Manager Equity Fund***
Year Ended September 30, 2006	$11.02	0.20	(b)	0.84	1.04	(0.22)	(0.19)	(0.41)
Year Ended September 30, 2005	$9.64	0.12	(b)	1.34	1.46	(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.49	0.04	(b)	1.14	1.18	(0.03)	—	(0.03)
Year Ended September 30, 2003	$7.39	0.02	(b)	1.15	1.17	(0.02)	(0.05)	(0.07)
Year Ended September 30, 2002	$8.97	(0.01)		(1.57)	(1.58)	— (c)	—	— (c)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (d)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover rate**

$9.80	4.10%	$50,916	0.65%	4.03%	0.65%	50.14%
$9.86	2.22%	$55,662	0.68%	3.74%	0.72%	32.10%
$10.09	2.76%	$63,518	0.76%	3.49%	0.78%	16.24%
$10.21	3.77%	$79,361	0.73%	3.48%	0.76%	25.59%
$10.35	7.78%	$78,170	0.72%	4.04%	0.82%	61.44%

$1.00	4.38%	$731,616	0.48%	4.34%	0.59%	—
$1.00	2.34%	$510,941	0.49%	2.31%	0.63%	—
$1.00	0.70%	$529,849	0.57%	0.69%	0.70%	—
$1.00	0.87%	$667,534	0.60%	0.86%	0.69%	—
$1.00	1.61%	$532,465	0.64%	1.54%	0.71%	—

$1.00	4.15%	$481,484	0.46%	4.04%	0.59%	—
$1.00	2.11%	$592,736	0.48%	2.02%	0.64%	—
$1.00	0.54%	$926,162	0.57%	0.53%	0.71%	—
$1.00	0.67%	$838,022	0.61%	0.67%	0.70%	—
$1.00	1.40%	$915,013	0.65%	1.35%	0.72%	—

$1.00	0.53%	$95,757	0.40%	3.14%	0.79%	—

$10.04	5.87%	$47,046	0.08%	3.35%	0.45%	5.69%
$9.83	7.70%	$71,796	0.20%	2.64%	0.51%	52.50%
$9.36	7.16%	$67,925	0.44%	1.93%	0.64%	2.47%
$8.90	9.55%	$31,748	0.53%	2.09%	0.73%	33.03%
$8.33	(5.05)%	$26,347	0.54%	2.47%	0.74%	6.29%

$10.25	7.33%	$25,699	0.10%	2.65%	0.47%	7.33%
$9.83	10.69%	$43,353	0.23%	2.01%	0.56%	37.83%
$9.04	10.12%	$33,971	0.49%	1.17%	0.69%	0.17%
$8.30	12.40%	$26,168	0.50%	1.35%	0.70%	21.46%
$7.47	(10.55)%	$20,977	0.58%	1.48%	0.78%	14.56%

$10.24	8.22%	$20,243	0.11%	2.24%	0.48%	6.26%
$9.69	12.89%	$37,546	0.23%	1.60%	0.57%	26.22%
$8.70	12.10%	$28,660	0.50%	0.77%	0.73%	0.19%
$7.81	14.49%	$21,484	0.56%	0.82%	0.76%	17.80%
$6.87	(14.61)%	$17,981	0.62%	0.63%	0.82%	8.38%

$11.65	9.66%	$14,837	0.11%	1.75%	0.47%	1.48%
$11.02	15.23%	$25,802	0.22%	1.10%	0.58%	2.14%
$9.64	13.87%	$21,051	0.52%	0.42%	0.81%	3.10%
$8.49	15.82%	$16,077	0.70%	0.29%	0.90%	8.30%
$7.39	(17.61)%	$11,352	0.83%	(0.15)%	1.03%	5.75%

See accompanying notes to the financial statements.

BB&T Funds

Notes to Financial Statements	September 30, 2006

1.	Organization:

The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The BB&T Funds offer shares of the Large Cap Fund (formerly known as the Large Company Value Fund), the Large Cap Growth Fund (formerly known as the Large Company Growth Fund), the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund (formerly known as the Small Company Value Fund), the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the National Tax-Free Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds”. The Prime Money Market Fund, the U.S. Treasury Money Market Fund and the National Tax-Free Money Market Fund are referred to as the “Money Market Funds”. The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund are referred to as the “Fund of Funds”. The Funds, excluding the Money Market Funds and the Fund of Funds, are referred to as the “Variable Net Asset Value Funds”. The Fund of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds except the Tax-Free Funds are diversified funds under the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The BB&T Funds are authorized to issue an unlimited amount of shares without par value. The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of September 30, 2006, Class B Shares and Class C Shares of the Short U.S. Government Fund and the Tax-Free Funds were not yet being offered. Class A Shares of the Variable Net Asset Value Funds and Fund of Funds, excluding the Short U.S. Government Fund, have a maximum sales charge of 5.75% as a percentage of original purchase price. The Class A Shares of the Tax-Free Funds and the Short U.S. Government Fund have a maximum sales charge of 3.00% as a percentage of the original purchase price. Certain purchases of Class A Shares will not be subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the purchase price if redeemed less than one year after purchase. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. The Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

During the fiscal year ended September 30, 2006, the Mid Cap Growth Fund, the Small Cap Fund, the Total Return Bond Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption-in-kind). Cash and securities were transferred for redemptions at a fair value of $5,000,000; $4,000,000; $192,588,337; $24,907,733; $24,751,203; $24,289,586 and $17,939,344 for the Mid Cap Growth Fund, the Small Cap Fund, the Total Return Bond Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund, respectively. For financial reporting purposes, the Mid Cap Growth Fund, the Small Cap Fund, the Total Return Bond Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund recorded net realized gains and losses of $1,074,298; $845,172; $584,613; $842,687, ($72,192); ($905,097) and $406,868, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies more fully disclosed in note 2.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

New Accounting Standards:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

Securities Valuation:

Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities and U.S. Government agency securities of the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies, including the Fund of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their fair values based upon the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially effects the furnished price) will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board of Trustees.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the International Equity Fund’s net asset value is calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Foreign Currency Translation:

The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments; and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts:

The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

The Variable Net Asset Value Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of September 30, 2006.

Securities Transactions and Related Income:

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

When-Issued and Forward Commitments:

The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. The Large Cap Fund, the Large Cap Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Repurchase Agreements and Collateralized Loan Agreements:

The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, Inc. (“BB&T”) or a sub-advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Written Options:

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in fair value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put options written) or sell (call options written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value.

The Large Cap Fund, the Large Cap Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Cap Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Fund of Funds each may sell call options and the Large Cap Growth Fund and International Equity Fund may purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Special Opportunities Equity Fund and the Equity Income Fund had the following transactions in call options during the year ended September 30, 2006.

	Special Opportunities Equity Fund		Equity Income Fund
Covered Call Options	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at beginning of period	895	$51,170	—	$—
Options written	12,872	1,582,477	2,402	416,001
Options closed	(1,960)	(485,894)	(370)	(80,317)
Options expired	(3,081)	(148,253)	(712)	(164,935)
Options exercised	(1,511)	(88,925)	—	—

Balance at end of period	7,214	$910,575	1,320	$170,749

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

The following is a summary of options outstanding as of September 30, 2006:

Security	Number of Contracts	Fair Value
Special Opportunities Equity Fund
ATI Technologies, Inc., $22.50, 11/18/06	2,070	$82,800
Checkfree Corp., $50.00, 11/18/06	1,135	45,400
Consol Energy, Inc., $47.50, 1/20/07	1,340	13,400
Consol Energy, Inc., $50.00, 1/20/07	860	4,300
KOS Pharmaceuticals, $55.00, 11/18/06	310	49,600
PACCAR, Inc., $60.00, 11/18/06	1,500	165,000

		$360,500

Equity Income Fund
KB Home Corp., $60.00, 1/20/07	900	$31,500
Petroleo Brasileiro S.A., $110.00, 10/21/06	245	3,675
Petroleo Brasileiro S.A., $110.00, 1/20/07	175	5,250

		$40,425

Security Loans:

To generate additional income, the Funds may lend up to 33 1/3% of their respective total assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value.

Pursuant to an exemptive order from the Securities and Exchange Commission, the cash collateral received by the Funds was pooled and at September 30, 2006 was invested in Commercial Paper, Corporate Bonds, Mutual Funds, and Repurchase Agreements (with interest rates ranging from 5.30% to 5.48% and maturity dates ranging from October 2006 through December 2015). These investments are managed by U.S. Bank National Association. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Funds to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of the Funds, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. As of September 30, 2006, the following Funds had loans outstanding:

	Value of Loaned Securities	Value of Collateral	Average Value on Loan for the period ended September 30, 2006
Large Cap Fund	$122,511,470	$126,591,112	$179,921,206
Large Cap Growth Fund	97,859,740	101,006,062	113,851,334
Mid Cap Value Fund	59,151,395	62,152,094	63,296,752
Mid Cap Growth Fund	53,993,107	55,773,608	65,104,001
Small Cap Fund	27,427,088	28,786,261	30,361,130
Special Opportunities Equity Fund	59,886,231	61,799,055	60,606,332
Equity Income Fund	29,578,851	30,739,802	28,234,016
Short U.S. Government Fund	33,937,870	34,618,745	70,444,555
Intermediate U.S. Government Fund	35,279,800	35,975,000	169,457,244
Total Return Bond Fund	95,486,370	97,576,279	160,209,168
U.S. Treasury Money Market Fund	—	—	183,494,888

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

Allocation Methodology:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to more than one Trust are allocated across the Funds and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis. BB&T serves as the Investment Advisor for each of the Funds and BB&T Variable Insurance Funds. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid monthly for the Large Cap Fund, the Mid Cap Value Fund and the Small Cap Fund. Dividends from net investment income are declared and paid quarterly for the Large Cap Growth Fund, the Mid Cap Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund and the Fund of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Federal Income Taxes:

It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

Redemption Fees:

Effective November 4, 2005, the holding period for shares redeemed or exchanged was reduced from 30 days to 7 days. For shares of the Funds that were redeemed or exchanged in less than 7 days a fee of 2% of the total redemption amount may be assessed subject to certain exceptions or limitations. These exceptions include but are not limited to redemptions or exchanges in the Money Market Funds, automatic non-discretionary rebalancing programs and systematic withdrawal plans. The fee is applied to shares redeemed or exchanged in the order in which they were purchased, and is retained by the Funds for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. For financial statement purposes, these amounts are included in the Statements of Changes in Net Assets as “Proceeds from Shares Issued”. Effective

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

July 24, 2006, the Funds no longer assess redemption fees. Fees for the Funds during the fiscal years ended September 30, 2005 and September 30, 2006, respectively, were as follows:

Fund	For the Year Ended September 30, 2005	For the Year Ended September 30, 2006
Large Cap Fund	$4,386	$745
Large Cap Growth Fund	243	3
Mid Cap Value Fund	3,315	254
Mid Cap Growth Fund	2,070	1,003
Small Cap Fund	252	107
International Equity Fund	121	—
Special Opportunities Equity Fund	3,382	2,322
Equity Income Fund	1,029	300
Short U.S. Government Fund	2,362	872
Intermediate U.S. Government Fund	2,308	2,240
Total Return Bond Fund	6,570	7,373
Kentucky Intermediate Tax-Free Fund	—	—
Maryland Intermediate Tax-Free Fund	—	—
North Carolina Intermediate Tax-Free Fund	564	386
South Carolina Intermediate Tax-Free Fund	—	—
Virginia Intermediate Tax-Free Fund	—	—
West Virginia Intermediate Tax-Free Fund	2	1,646
Prime Money Market Fund	—	—
U.S. Treasury Money Market Fund	—	—
National Tax-Free Money Market Fund	—	—
Capital Manager Conservative Growth Fund	1,484	124
Capital Manager Moderate Growth Fund	567	—
Capital Manager Growth Fund	204	135
Capital Manager Equity Fund	208	5

3.	Conversion of the Small Cap Fund and the Small Cap Growth Fund:

On March 27, 2006, net assets of the Small Cap Growth Fund managed by BB&T were exchanged in a tax-free conversion for shares of the Small Cap Fund and BB&T incurred all merger related expenses. The following is summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

	Shares Issued	Net Assets Converted	Net Asset Value Per Share Issued	Unrealized Appreciation (Depreciation)
Small Cap Fund
A Shares	519,217	$8,076,416	$15.56	$3,875,617
B Shares	320,692	4,879,881	15.22	(1,836,336)
C Shares	1,265	19,229	15.20	(2,775)
Institutional Shares	2,617,536	40,922,638	15.63	(940,425)

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2006 were as follows:

	Purchases	Sales
Large Cap Fund	$230,193,817	$270,842,971
Large Cap Growth Fund	627,234,783	739,785,130
Mid Cap Value Fund	117,910,343	109,183,117
Mid Cap Growth Fund	211,142,474	195,682,263
Small Cap Fund	56,397,924	35,643,608
International Equity Fund	87,987,392	94,855,773
Special Opportunities Equity Fund	103,153,784	106,548,251
Equity Income Fund	65,548,327	42,508,194
Short U.S. Government Fund	70,250,597	117,762,007
Intermediate U.S. Government Fund	304,984,420	605,572,922
Total Return Bond Fund	1,014,234,331	894,680,102
Kentucky Intermediate Tax-Free Fund	10,056,737	13,635,797
Maryland Intermediate Tax-Free Fund	22,271,219	23,861,141
North Carolina Intermediate Tax-Free Fund	103,556,086	111,659,712
South Carolina Intermediate Tax-Free Fund	15,451,560	16,092,412
Virginia Intermediate Tax-Free Fund	58,441,733	60,554,929
West Virginia Intermediate Tax-Free Fund	33,018,011	35,374,963
Capital Manager Conservative Growth Fund	8,308,488	4,555,000
Capital Manager Moderate Growth Fund	18,052,284	6,870,000
Capital Manager Growth Fund	17,844,499	4,585,000
Capital Manager Equity Fund	8,472,477	585,000

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2006 were as follows:

	Purchases	Sales
Short U.S. Government Fund	$56,602,786	$73,158,155
Intermediate U.S. Government Fund	269,840,412	242,029,270
Total Return Bond Fund	306,065,575	297,012,318

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (The “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At September 30, 2006, the North Carolina Intermediate Tax-Free Fund and the Prime Money Market Fund held illiquid restricted securities representing 3.7% and 3.6% of net assets, respectively. The illiquid restricted securities held as of September 30, 2006 are identified below:

Security	Acquisition Date	Acquistition Cost	Principal Amount	Fair Value
BB&T North Carolina Intermediate Tax-Free Fund
North Carolina Capital Facilities Finance Agency, 5.25%, 5/1/15, Callable 11/1/06 @ 102	5/15/2003	$2,096,517	$2,092,897	$2,134,755
North Carolina Medical Care Commission Hospital Revenue, 4.60%, 8/15/07	3/2/2002	1,764,467	1,795,000	1,798,734

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
BB&T Prime Money Market Fund
Genworth Life Insurance Co., 5.53%, 11/9/06	5/9/2006	$5,000,000	$5,000,000	$5,000,000
Metlife Insurance Co. of Connecticut, 5.50%, 11/21/06	8/19/2005	5,000,000	5,000,000	5,000,000
Metropolitan Life Insurance Co., 5.61%, 11/1/06	2/10/2003	5,000,000	5,000,000	5,000,000
Monet Trust, 2000-1, 5.43%, 12/28/06	3/28/2005	30,000,000	30,000,000	30,000,000
New York Life Insurance Co., 5.48%, 11/25/06	8/25/2006	5,000,000	5,000,000	5,000,000

5.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory Agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees”. BB&T waived investment advisory fees and certain expenses for the Small Cap Fund and the National Tax-Free Money Market Fund which are not subject to recoupment and are included on the Statements of Operations as “Less expenses waived by the Investment Advisor”.

Information regarding these transactions is as follows for the period ended September 30, 2006:

	Contractural Fee Rate	Fee Rate after Contractual Waivers(1)	Fee Rate after Contractual Waivers(2)*
Large Cap Fund	0.74%	0.67%	0.70%
Large Cap Growth Fund	0.74%	0.67%	0.70%
Mid Cap Value Fund	0.74%	0.67%	0.70%
Mid Cap Growth Fund	0.74%	0.67%	0.70%
Small Cap Fund(3)	1.00%	0.80%	0.80%
International Equity Fund	1.00%	0.90%	0.90%
Special Opportunities Equity Fund	0.80%	0.80%	0.80%
Equity Income Fund	0.70%	0.70%	0.70%
Short U.S. Government Fund	0.60%	0.45%	0.45%
Intermediate U.S. Government Fund	0.60%	0.50%	0.48%
Total Return Bond Fund	0.60%	0.50%	0.48%
Kentucky Intermediate Tax-Free Fund(3)	0.60%	0.40%	0.40%
Maryland Intermediate Tax-Free Fund(3)	0.60%	0.30%	0.30%
North Carolina Intermediate Tax-Free Fund	0.60%	0.45%	0.45%
South Carolina Intermediate Tax-Free Fund(3)	0.60%	0.45%	0.45%
Virginia Intermediate Tax-Free Fund	0.60%	0.45%	0.45%
West Virginia Intermediate Tax-Free Fund	0.45%	0.45%	0.45%
Prime Money Market Fund	0.40%	0.29%	0.29%
U.S. Treasury Money Market Fund	0.40%	0.28%	0.26%
National Tax-Free Money Market Fund	0.25%	N/A	0.20%
Capital Manager Conservative Growth Fund	0.25%	0.00%	0.00%
Capital Manager Moderate Growth Fund	0.25%	0.00%	0.00%
Capital Manager Growth Fund	0.25%	0.00%	0.00%
Capital Manager Equity Fund	0.25%	0.00%	0.00%
*	Effective February 1, 2006, BB&T contractually agreed to waive a portion of the investment advisory fee as disclosed in the table above. All contractual investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.
(1)	For the period October 1, 2005 through January 31, 2006.
(2)	For the period February 1, 2006 through September 30, 2006.
(3)	For all or a portion of the fiscal year ended September 30, 2006 BB&T voluntarily waived additional investment advisory fees for the Small Cap Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund and National Tax-Free Money Market Fund. All voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

Pursuant to a Sub-Advisory agreement with BB&T, UBS Global Asset Management (Americas), Inc. (“UBS”) serves as the Sub-Advisor to the International Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company (“Federated”) serves as the Sub-Advisor to the Prime Money Market Fund and the National Tax-Free Money Market Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, serves as the Sub-Advisor to the Special Opportunities Equity Fund and the Equity Income Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the Sub-Advisor to the Mid Cap Value Fund and the Total Return Bond Fund, subject to the general supervision of the Funds’ Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

BB&T serves the Funds as administrator. BB&T receives compensation for providing administration services at a rate of 0.12% of the BB&T Funds and BB&T Variable Insurance Funds aggregate average daily net assets up to $5 billion and a rate of 0.08% of the aggregate average daily net assets in excess of $5 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees”. BB&T voluntarily waived administration fees of $94,547, $111,212, $87,546 and $47,541, respectively, of the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund for the fiscal year ended September 30, 2006. Administration fee waivers are included on the Statements of Operations as “Less expenses waived by the Administrator” and these waivers are not subject to recoupment in subsequent fiscal periods. Pursuant to a Sub-Administration Agreement with BB&T, BISYS Fund Services Ohio, Inc. (BISYS Ohio) serves as sub-administrator to the Funds subject to the general supervision of the Funds’ Board of Trustees and BB&T. For these services, BISYS Ohio is entitled to a fee, payable by BB&T. BISYS Ohio is a subsidiary of BISYS Group, Inc.

BISYS Ohio serves the Funds as fund accountant and transfer agent and receives compensation for providing fund accounting and transfer agency services at a rate of 0.02% (0.01% for each service) of the average daily net assets of each Fund, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agency fees”, respectively.

Under a Compliance Services Agreement between the Trust and BISYS Ohio (the “CCO Agreement”), BISYS Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $100,000 for the reporting period ended September 30, 2006, plus certain out of pocket expenses. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees”. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

For the year ended September 30, 2006, the Funds’ paid $395,077 in brokerage fees to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds’ portfolio investments.

Effective November 1, 2005, BB&T Funds Distributor, Inc. (“BBTFDI”) serves as distributor to each Fund of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). BBTFDI has contractually agreed to waive a portion of the Class A shares distribution fees throughout the year. Effective February 1, 2006 and through January 31, 2007, BBTFDI has contractually agreed to waive 0.25% of the Class A distribution fees of the Funds except for the Mid Cap Value Fund, Mid Cap Growth Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund and the U.S. Treasury Money Market Fund. BBTFDI waived fees totaling $812,110 of distribution fees for the period ended September 30, 2006. Distribution fee waivers are included in the Statements of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. Prior to November 1, 2005, BISYS Fund Services LP served as distributor to each Fund of BB&T Funds pursuant to a Distribution Agreement dated October 1, 1993.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets for Class A. The fees may be used by BBTFDI to pay banks, broker dealers and other institutions, including affiliates of the advisor. As distributor, BBTFDI, is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the period ended September 30, 2006, BBTFDI received $2,357,878 from commissions earned on sales of shares of the Funds’ Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2006 were $2,132,253.

The Advisor and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain Officers and Trustees of the Funds are affiliated with the adviser, the administrator, or the sub-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the five non-interested Trustees who serve on both the Board and the Audit Committee are compensated $6,000 per quarter and $2,400 for each regularly scheduled meeting, plus reimbursement for certain expenses. During the year ended September 30, 2006, actual Trustee compensation was $174,339 in total.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Line of Credit

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidation that BB&T believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at an interest rate equal to the Prime Rate minus 2.00%. The Funds did not utilize this Agreement during the period ended September 30, 2006.

8.	Federal Income Tax Information:

At September 30, 2006, the following Funds have net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Large Cap Growth Fund	$7,019,454	2011
Small Cap Fund*	7,051,245	2009
Small Cap Fund*	2,350,415	2010
International Equity Fund	636,946	2011
Short U.S. Government Fund	349,217	2008
Short U.S. Government Fund	498,342	2009
Short U.S. Government Fund	118,919	2012
Short U.S. Government Fund	2,094,190	2013
Short U.S. Government Fund	1,246,269	2014
Intermediate U.S. Government Fund	222,709	2013
Intermediate U.S. Government Fund	4,243,104	2014
Total Return Bond Fund	1,527,254	2014
Kentucky Intermediate Tax-Free Fund	7,545	2011
Kentucky Intermediate Tax-Free Fund	3,794	2014
Maryland Intermediate Tax-Free Fund	14,230	2011
Maryland Intermediate Tax-Free Fund	113,581	2013
Capital Manager Conservative Growth Fund	1,243,302	2012
Capital Manager Conservative Growth Fund	164,216	2013
*	The amount of these losses that may be utilized are limited to $2,350,415 on annual basis as a result of certain ownership changes in 2006.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

The tax character of dividends paid to shareholders during the fiscal year ended September 30, 2006, were as follows:

	Distributions paid from
	Ordinary Income	Net Long- Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Current Year Distributions of Earnings and Profits	Total Distributions Paid *
Large Cap Fund	$16,180,152	$43,804,755	$59,984,907	$—	$—	$59,984,907
Large Cap Growth Fund	1,582,511	—	1,582,511	—	—	1,582,511
Mid Cap Value Fund	11,456,392	9,945,224	21,401,616	—	—	21,401,616
Mid Cap Growth Fund	1,262,723	13,009,021	14,271,744	—	188,060	14,459,804
Small Cap Fund	845,622	7,693,220	8,538,842	—	24,778	8,563,620
International Equity Fund	2,763,161	—	2,763,161	—	—	2,763,161
Special Opportunities Equity Fund	3,037,182	6,658,012	9,695,194	—	—	9,695,194
Equity Income Fund	3,534,406	507,611	4,042,017	—	—	4,042,017
Short U.S. Government Fund	4,796,925	—	4,796,925	—	—	4,796,925
Intermediate U.S. Government Fund	20,142,563	—	20,142,563	—	—	20,142,563
Total Return Bond Fund	22,226,099	2,176,080	24,402,179	—	—	24,402,179
Kentucky Intermediate Tax-Free Fund	—	—	—	521,519	—	521,519
Maryland Intermediate Tax-Free Fund	106	—	106	326,935	—	327,041
North Carolina Intermediate Tax-Free Fund	104,708	911,150	1,015,858	3,962,871	—	4,978,729
South Carolina Intermediate Tax-Free Fund	—	347,206	347,206	694,356	—	1,041,562
Virginia Intermediate Tax-Free Fund	—	447,855	447,855	2,890,792	—	3,338,647
West Virginia Intermediate Tax-Free Fund	15,699	409,576	425,275	2,631,959	—	3,057,234
Prime Money Market Fund	44,000,932	—	44,000,932	—	—	44,000,932
U.S. Treasury Money Market Fund	25,302,481	—	25,302,481	—	—	25,302,481
National Tax-Free Money Market Fund	—	—	—	267,647	—	267,647
Capital Manager Conservative Growth Fund	2,156,986	—	2,156,986	—	—	2,156,986
Capital Manager Moderate Growth Fund	1,857,732	—	1,857,732	—	—	1,857,732
Capital Manager Growth Fund	1,244,704	—	1,244,704	—	—	1,244,704
Capital Manager Equity Fund	1,277,116	—	1,277,116	—	—	1,277,116

The tax character of dividends paid to shareholders during the fiscal year ended September 30, 2005, were as follows:

	Distributions paid from
	Ordinary Income	Net Long- Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Current Year Distributions of Earnings and Profits	Total Distributions Paid *
Large Cap Fund	$12,372,558	$—	$12,372,558	$—	$—	$12,372,558
Large Cap Growth Fund	1,454,437	—	1,454,437	—	—	1,454,437
Mid Cap Value Fund	2,320,084	59,006,677	61,326,761	—	17,825	61,344,586
Mid Cap Growth Fund	—	1,527,268	1,527,268	—	—	1,527,268
Small Cap Fund	1,794,045	839,331	2,633,376	—	5,259	2,638,635
International Equity Fund	2,762,795	—	2,762,795	—	874,327	3,637,122
Special Opportunities Equity Fund	1,015,239	—	1,015,239	—	—	1,015,239
Equity Income Fund	1,541,950	—	1,541,950	—	—	1,541,950
Short U.S. Government Fund	6,397,474	—	6,397,474	—	—	6,397,474
Intermediate U.S. Government Fund	24,780,721	2,537,308	27,318,029	—	—	27,318,029
Total Return Bond Fund	15,603,344	894,698	16,498,042	—	—	16,498,042
Kentucky Intermediate Tax-Free Fund	—	—	—	489,873	—	489,783
Maryland Intermediate Tax-Free Fund	—	—	—	296,788	—	296,788
North Carolina Intermediate Tax-Free Fund	5,069	192,982	198,051	3,991,284	—	4,189,335
South Carolina Intermediate Tax-Free Fund	—	146,124	146,124	709,878	—	856,002
Virginia Intermediate Tax-Free Fund	1,568	158,443	160,011	2,884,720	—	3,044,731
West Virginia Intermediate Tax-Free Fund	3,853	555,579	559,432	2,681,496	—	3,240,928
Prime Money Market Fund	20,623,971	296	20,624,267	—	—	20,624,267
U.S. Treasury Money Market Fund	17,575,264	—	17,575,264	—	—	17,575,264
Capital Manager Conservative Growth Fund	2,347,405	—	2,347,405	—	—	2,347,405
Capital Manager Moderate Growth Fund	1,436,022	—	1,436,022	—	—	1,436,022
Capital Manager Growth Fund	756,722	—	756,722	—	—	756,722
Capital Manager Equity Fund	242,213	—	242,213	—	—	242,213

*	Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

As of September 30, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains (Losses)	Accumulated Earnings	Dividends Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Large Cap Fund	$6,041,345	$70,414,557	$76,455,902	$(783,804)	$—	$160,326,236	$235,998,334
Large Cap Growth Fund	484,026	—	484,026	(253,153)	(7,019,454)	31,844,053	25,055,472
Mid Cap Value Fund	6,958,982	1,115,592	8,074,574	(143,586)	—	18,114,339	26,045,327
Mid Cap Growth Fund	—	16,286,520	16,286,520	—	—	20,783,667	37,070,187
Small Cap Fund	—	3,598,280	3,598,280	(27,923)	(9,401,660)	13,522,220	7,690,917
International Equity Fund	820,876	—	820,876	(1,414,301)	(716,946)	63,129,987	61,819,616
Special Opportunities Equity Fund	1,779,078	7,901,155	9,680,233	—	—	37,622,395	47,302,628
Equity Income Fund	483,827	2,979,473	3,463,300	(636,097)	—	15,635,465	18,462,668
Short U.S. Government Fund	850,380	—	850,380	(272,055)	(8,244,574)	(757,819)	(8,424,068)
Intermediate U.S. Government Fund	4,628,534	—	4,628,534	(1,293,561)	(14,952,855)	(4,556,907)	(16,174,789)
Total Return Bond Fund	4,328,179	—	4,328,179	(2,137,064)	(10,356,412)	(533,970)	(8,699,267)
Kentucky Intermediate Tax-Free Fund	43,896	—	43,896	(38,763)	(80,022)	302,229	227,340
Maryland Intermediate Tax-Free Fund	25,627	—	25,627	(26,107)	(143,744)	142,826	(1,398)
North Carolina Intermediate Tax-Free Fund	370,719	15,453	386,172	(317,922)	—	3,156,509	3,224,759
South Carolina Intermediate Tax-Free Fund	72,147	9,845	81,992	(56,389)	—	526,597	552,200
Virginia Intermediate Tax-Free Fund	264,659	25,902	290,561	(232,785)	—	2,512,038	2,569,814
West Virginia Intermediate Tax-Free Fund	161,128	188,044	349,172	(216,502)	—	1,752,947	1,885,617
Prime Money Market Fund	5,136,281	4,504	5,140,785	(5,135,097)	—	—	5,688
U.S. Treasury Money Market Fund	2,497,403	—	2,497,403	(2,497,157)	—	—	246
National Tax-Free Money Market Fund	261,198	—	261,198	(258,170)	—	—	3,028
Capital Manager Conservative Growth Fund	669,925	—	669,925	(615,051)	(1,407,518)	5,493,699	4,141,055
Capital Manager Moderate Growth Fund	610,542	348,321	958,863	(515,660)	—	8,778,167	9,221,370
Capital Manager Growth Fund	388,051	951,905	1,339,956	(304,206)	—	6,593,327	7,629,077
Capital Manager Equity Fund	160,409	1,535,846	1,696,255	(112,928)	—	5,018,527	6,601,854
*	Dividends Payable may differ from the Statements of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.

Continued

BB&T Funds

Notes to Financial Statements, continued	September 30, 2006

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2007:

Post-October Losses
International Equity Fund	$80,000
Short U.S. Government Fund	3,937,637
Intermediate U.S. Government Fund	10,487,042
Total Return Bond Fund	8,829,158
Kentucky Intermediate Tax-Free Fund	68,683
Maryland Intermediate Tax-Free Fund	15,933

At September 30, 2006 the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Fund	$690,800,740	$164,421,587	$(4,095,351)	$160,326,236
Large Cap Growth Fund	292,435,343	34,462,311	(2,618,258)	31,844,053
Mid Cap Value Fund	274,285,432	22,592,005	(4,477,666)	18,114,339
Mid Cap Growth Fund	177,419,024	22,556,307	(1,772,640)	20,783,667
Small Cap Fund	139,360,425	17,167,389	(3,645,169)	13,522,220
International Equity Fund	190,057,765	68,116,464	(4,991,015)	63,125,449
Special Opportunities Equity Fund	230,135,825	38,091,039	(468,644)	37,622,395
Equity Income Fund	133,763,507	16,620,702	(985,237)	15,635,465
Short U.S. Government Fund	107,091,582	157,947	(915,766)	(757,819)
Intermediate U.S. Government Fund	306,139,170	486,538	(5,043,445)	(4,556,907)
Total Return Bond Fund	536,325,709	3,565,692	(4,099,662)	(533,970)
Kentucky Intermediate Tax-Free Fund	14,050,843	304,637	(2,408)	302,229
Maryland Intermediate Tax-Free Fund	9,761,338	145,038	(2,212)	142,826
North Carolina Intermediate Tax-Free Fund	104,508,426	3,156,509	—	3,156,509
South Carolina Intermediate Tax-Free Fund	18,843,916	527,489	(892)	526,597
Virginia Intermediate Tax-Free Fund	74,741,644	2,513,969	(1,931)	2,512,038
West Virginia Intermediate Tax-Free Fund	64,031,776	1,753,582	(635)	1,752,947
Prime Money Market Fund	1,370,562,242	—	—	—
U.S. Treasury Money Market Fund	650,126,695	—	—	—
National Tax-Free Money Market Fund	95,640,945	—	—	—
Capital Manager Conservative Growth Fund	56,048,842	6,305,739	(812,040)	5,493,699
Capital Manager Moderate Growth Fund	72,028,809	10,048,641	(1,270,474)	8,778,167
Capital Manager Growth Fund	55,755,262	8,049,005	(1,455,678)	6,593,327
Capital Manager Equity Fund	25,616,926	5,125,518	(106,991)	5,018,527

9.	Subsequent Event

At the August 29, 2006 board meeting, the Board of Trustees approved, subject to shareholders’ approval, a fund merger between the Large Cap Fund and the Large Cap Growth Fund, which is scheduled to be completed during the first quarter of 2007.

10. Legal and Regulatory Matters

On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Funds as described in footnote 5, announced a settlement with the Securities and Exchange Commission (“SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC’s examination of BISYS’ mutual fund clients and their advisers has not been completed. Accordingly, the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To	the Shareholders and Board of Trustees of BB&T Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Funds — Large Cap Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Total Return Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, National Tax-Free Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of September 30, 2006, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian, transfer agent of the underlying funds, or brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2006, the results of their operations for the period then ended, the changes in their net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

November 27, 2006

BB&T Funds

Other Federal Income Tax Information (Unaudited)	September 30, 2006

For the fiscal year ended September 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the period ended September 30, 2006, the following Funds have a qualified dividend income of :

Qualified Dividend Income
Large Cap Fund	$15,068,256
Large Cap Growth Fund	1,582,511
Mid Cap Value Fund	3,108,892
Mid Cap Growth Fund	303,123
Small Cap Fund	611,982
Special Opportunities Equity Fund	945,171
Equity Income Fund	2,713,008
Capital Manager Conservative Growth Fund	2,079,158
Capital Manager Moderate Growth Fund	59,216
Capital Manager Growth Fund	87,689
Capital Manager Equity Fund	714,274

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2006, qualify for the corporate dividends received deduction for the following Funds:

Dividends Reduction Deduction
Large Cap Fund	93.13%
Large Cap Growth Fund	100.00%
Mid Cap Value Fund	27.20%
Mid Cap Growth Fund	24.59%
Small Cap Fund	72.54%
Special Opportunities Equity Fund	31.15%
Equity Income Fund	77.04%
Capital Manager Conservative Growth Fund	96.25%
Capital Manager Moderate Growth Fund	2.63%
Capital Manager Growth Fund	5.79%
Capital Manager Equity Fund	45.18%

During the fiscal year ended September 30, 2006, the following Funds declared tax-exempt income distributions:

Amount
Kentucky Intermediate Tax-Free Fund	$521,519
Maryland Intermediate Tax-Free Fund	326,935
North Carolina Intermediate Tax-Free Fund	3,962,871
South Carolina Intermediate Tax-Free Fund	694,356
Virginia Intermediate Tax-Free Fund	2,890,792
West Virginia Intermediate Tax-Free Fund	2,631,959
National Tax-Free Money Market Fund	264,647

BB&T Funds

Special Meeting of Shareholders (Unaudited)	September 30, 2006

On November 11, 2005, there was a special meeting of the shareholders of the BB&T Small Cap Fund. The purpose of the meeting was: (1) to approve an amendment to the investment objective of the BB&T Small Cap Fund. A description of the proposal and the number of shares voted is as follows:

1.	Approve an amendment to the investment objective of the Small Cap Fund to seek “long-term capital appreciation” by investing the Fund’s assets primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.

AFFIRMATIVE	AGAINST	ABSTAIN
3,070,854	5,170	1,855

On March 23, 2006, there was a special meeting of the shareholders of the BB&T Small Company Growth Fund and the BB&T Small Cap Fund. The purpose of the meeting was: (1) to consider and act upon a Plan of Reorganization (“Reorganization Plan”) adopted by BB&T Funds providing for the transfer of all the assets of the BB&T Small Company Growth Fund in exchange the BB&T Small Cap Fund and the assumption by the BB&T Small Cap Fund of all the liabilities of the BB&T Small Company Growth Fund, followed by the dissolution and liquidation of the BB&T Small Company Growth Fund and the distribution of Shares of the BB&T Small Cap Fund to the shareholders of the BB&T Small Company Growth Fund, and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof. A description of the proposal and the number of shares voted is as follows:

1.	To consider and act upon a Plan of Reorganization (“Reorganization Plan”) adopted by BB&T Funds providing for the transfer of all the assets of the BB&T Small Company Growth Fund in exchange the BB&T Small Cap Fund and the assumption by the BB&T Small Cap Fund of all the liabilities of the BB&T Small Company Growth Fund, followed by the dissolution and liquidation of the BB&T Small Company Growth Fund and the distribution of Shares of the BB&T Small Cap Fund to the shareholders of the BB&T Small Company Growth Fund.

AFFIRMATIVE	AGAINST	ABSTAIN
2,496,986	2,431	4,552

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

AFFIRMATIVE	AGAINST	ABSTAIN
121,024	2,377,025	5,920

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Roon in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Advisory and Sub-Advisory Agreements

(Unaudited)

The Board of Trustees, at a meeting held on August 29, 2006, formally considered the Trust’s investment advisory agreement with BB&T Asset Management, Inc. (“BB&TAM” or the “Adviser”) with respect to all funds of the Trust and sub-advisory agreements of BB&TAM with Scott & Stringfellow, Inc. (“Scott & Stringfellow”), with respect to the BB&T Special Opportunities Equity Fund and the Equity Income Fund; UBS Global Asset Management (Americas), Inc., with respect to the International Equity Fund; Federated Investment Management Company, with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund; and Sterling Capital Management LLC (“Sterling Capital”), with respect to the Mid Cap Value Fund and the Total Return Bond Fund (collectively, the “Advisory Agreements”). Scott & Stringfellow, UBS Global Asset Management (Americas), Inc., Federated Investment Management Company and Sterling Capital are referred to as “Sub-Advisers” and, collectively with the Adviser, the “Advisers.”

The Trustees reviewed extensive material in connection with their review of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which included comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected BB&TAM fee waivers in place, as well as BB&TAM’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&TAM, which included a fund-by-fund analysis of performance. Presentations were also provided by each Sub-Adviser. The Board also received fund-by-fund profitability information from the Adviser, Scott & Stringfellow and Sterling Capital. The Board also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether each Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for a majority of the portfolio trades for the Funds it sub-advises. As part of this evaluation, the Trustees received information regarding safeguards employed, such as prohibitions on principal and cross-agency trades. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was wholly acceptable.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group. It was noted that performance of the equity funds over the last three years had improved considerably over the prior year, although the one-year average percentile had declined. With respect to the fixed income funds, it was noted that the average percentile ranking for one-year performance was generally quite improved over that of the prior year. With respect to the asset allocation funds, it was noted that each asset allocation fund had received a Morningstar rating of at least three stars and was performing in a satisfactory manner.

Board Consideration of Advisory and Sub-Advisory Agreements

(Unaudited), continued

In the Trustees’ review of performance, long and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers over the most recent one year period. The Trustees noted that the performance of each of the International Equity Fund and the Large Cap Growth Fund was lagging, but that the Adviser was seeking to address the situation, either through monitoring, in the case of the International Equity Fund, or consolidation, in the case of the Large Cap Growth Fund.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was generally strong and that in cases where performance issues were encountered, the Adviser was properly addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&TAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that would be continued in the upcoming year.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&TAM and considered the fallout benefits to BB&TAM such as the research services available to the Adviser by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to BB&TAM’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity Fund and the Equity Income Fund and sub-advisory fees received by its affiliate, Sterling Capital, for its management of the Mid Cap Value Fund and the Total Return Bond Fund. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by the Adviser with respect to all equity funds of the Trust and that such brokerage arrangements were considered by the Sub-Adviser to be advantageous.

Consideration of the reasonableness of advisory fees also took into account, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Adviser, Scott & Stringfellow and Sterling Capital with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&TAM and its affiliates as a result of their relationships with the Funds was acceptable. With respect to non-affiliated Sub-Adviser profitability, the Trustees noted that while information regarding the profitability of non-affiliated Sub-Advisers was not available, it also was not helpful in assessing the continuance of the Advisory Agreements. The Board also concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the Adviser over the last two years, had generally reduced fund total expense ratios through contract negotiations and fee waivers. The Trustees found that fee waivers entered into by the Adviser allowed investors to enjoy economies of scale appropriately and concluded that contractual breakpoints would not necessarily be required at this time to assure that future economies of scale, when and if achieved, would be shared with shareholders based on the Adviser’s current record of responsible action in this regard.

BB&T Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees’ (“Trustees”), who are elected by the Shareholders of the BB&T Funds (“Funds”). The Trustees’ elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees’, their addresses, birthdate, Term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are set below:

Name, Address and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee
Thomas W. Lambeth 700 Yorkshire Road Winston-Salem, NC 27106 Birthdate: 1/35	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92 – Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; From 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	31

Drew T. Kagan Montecito Advisors, Inc. 810 N. Jefferson St., Ste 101. Lewisburg, WV 24901 Birthdate: 2/48	Trustee	Indefinite, 8/00 – Present	From December 2003 to present, President and Director, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	31

Laura C. Bingham Peace College Office of the President 15 East Peace Street Raleigh, NC 27604-1194 Birthdate: 11/56	Trustee	Indefinite, 2/01 – Present	From July 1998 to present, President of Peace College.	31

Douglas R. Van Scoy 841 Middle St. Sullivans Island, SC 26481 Birthday: 11/43	Trustee	Indefinite, 5/04 – Present	Retired; From November 1974 to July 2001, Deputy Director of Private Client Group and Senior Executive Vice President of Smith Barney (investment banking).	31

James L. Roberts 207 Highland Terrace Breckenridge, CO 80424 Birthday: 11/42	Trustee	Indefinite, 11/04 – Present	Retired; From January 1999 to December 2003 President, CEO and Director, Covest Bancshares, Inc.	31

The following table shows information for trustees who are “interested Persons” of BB&T Funds as defined in the 1940 Act:

Name, Address and Birthdate	Position(s) Held With BB&T	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Overseen Complex
*Keith F. Karlawish 434 Fayetteville Street, 5th Floor Raleigh, NC 27601 Birthdate: 8/64	Trustee and President	Indefinite, 6/06 – Present 2/05 – Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	31

*    Mr. Karlawish is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, Inc., the Adviser.

BB&T Funds

Information about Trustees and Officers (Unaudited), continued

The following table shows information for officers of BB&T Funds:

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
E.G. Purcell, III Birthdate: 1/55	Vice President	Indefinite, 11/00 – Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

James T. Gillespie Birthdate: 11/66	Vice President	Indefinite, 5/02 – Present	From February 2005 to present, Vice President of BB&T Asset Management, Inc.; from 1992 to 2005, Director, BISYS Fund Services

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05 – Present	From June 2005 to Present, Investment Officer and Mutual Fund Administrator, BB&T Asset Management, Inc.; from May 1993 to May 2005, Manager, BISYS Fund Services

Rodney Ruehle Birthdate: 4/68	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite, 2/06 – Present	From August 1995 to present, Fund Compliance Officer, BISYS Fund Services

Troy A. Sheets Birthdate: 5/71	Treasurer	Indefinite, 5/02 – Present	From April 2002 to present, Vice President, BISYS Fund Services; from September 1993 to April 2002, Senior Manager, KPMG LLP

Christopher E. Sabato Birthdate: 12/68	Assistant Treasurer	Indefinite 11/02 – Present	From February 1993 to present, Vice President, BISYS Fund Services

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Drew T. Kagan, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees	2005	$176,000
		2006	$194,250
(b)	Audit – Related Fees	2005	$4,400
		2006	$14,650

	2005- Fees of 4,400 relate to the consent of the N-1A filing.

	2006- Fees of 9,650 relate to the consent of the N-1A filing, the consent on the N-14 filing for the Small Cap and Small Company Growth Funds and consent on the N-14 filing for the Large Cap Fund and Large Cap Growth Fund.

(c)	Tax Fees	2005	$66,000
		2006	$71,500

	Fees for both 2005 & 2006 relate to the preparation of federal income & excise tax returns and review of the excise tax calculations. Additional fees in 2006 were for a tax return review for a Small Cap merger.

(d)	All Other Fees	2005	$0
		2006	$0

4(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

4(e)(2)

None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

4(f)

Not applicable.

4(g)

2005	$512,000
2006	$520,225

In regards to Item 4 (g), the audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the principal accountants independence has not been compromised.

4(h)

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BB&T Funds

By (Signature and Title)*	/s/ Troy A. Sheets, Treasurer
Troy A. Sheets, Treasurer

Date December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith F. Karlawish, President
Keith F. Karlawish, President

Date December 8, 2006

By (Signature and Title)*	/s/ Troy A. Sheets, Treasurer
Troy A. Sheets, Treasurer

Date December 8, 2006

*	Print the name and title of each signing officer under his or her signature.